As filed with the Securities and Exchange Commission on April 28, 2008.

File No. 333-49475

File No. 811-08075

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐    Pre-Effective Amendment No.

☒    Post-Effective Amendment No. 11

to Registration Statement No. 333-49475

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 79

Massachusetts Mutual Variable Life Separate Account I

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

John E. Deitelbaum

Corporate Vice President and Associate General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate date of proposed public offering:	Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	on May 1, 2008 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐	on pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post effective amendment designates a new effective date for a previously filed post effective amendment.

Variable Universal Life (VUL)

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Life Separate Account I

This prospectus describes an individual, flexible premium, adjustable, variable life insurance policy (the policy) issued by Massachusetts Mutual Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured.

The owner (you or your) has a number of investment choices in this policy. They include a guaranteed principal account (the GPA) and the funds offered through our separate account, Massachusetts Mutual Variable Life Separate Account I (the Separate Account). These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the net surrender value will vary, depending on the investment performance of the funds.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy. The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies.

This policy is subject to the law of the state in which the policy is issued. Some of the terms of the policy may differ from the terms of the policy delivered in another state because of state specific legal requirements. Areas where state-specific policy provisions may apply include, but are not limited to:

•	certain investment options and certain policy features;
•	free look rights, including the length of the free look period and refund amounts;
•	premium taxes; and
•	fund transfer rights.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy may not be to your advantage.

The policy:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

To learn more about the policy, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2008. The SAI is legally incorporated into this prospectus by reference and is legally part of this document. We file the SAI with the Securities and Exchange Commission (“SEC”). The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, or for general inquiries, contact our ‘‘Administrative Office’’ at the address and phone number below:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

(FAX) 1-866-329-4527

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

EFFECTIVE: May 1, 2008

Variable Universal Life (VUL)

Massachusetts Mutual Variable Life Separate Account I

The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You can also allocate premium to the guaranteed principal account.

AIM Variable Insurance Funds

AIM V.I. Financial Services Fund (Series I)

AIM V.I. Global Health Care Fund (Series I)

AIM V.I. Technology Fund (Series I)

American Century Variable Portfolios, Inc.

American Century VP Income & Growth Fund (Class I)

American Century VP Value Fund (Class I)

American Funds Insurance Series®

American Funds® Asset Allocation Fund (Class 2)

American Funds® Growth-Income Fund (Class 2)

DWS VIT Funds

DWS Small Cap Index VIP (Class A)

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio (Initial Class)

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund (Class 2)

Templeton Foreign Securities Fund (Class 2)

Goldman Sachs Variable Insurance Trust

Goldman Sachs VIT Capital Growth Fund (Institutional)

Janus Aspen Series

Janus Aspen Balanced Portfolio (Service)

Janus Aspen Forty Portfolio (Institutional)

Janus Aspen Worldwide Growth Portfolio (Institutional)

MFS® Variable Insurance TrustSM

MFS® Investors Trust Series (Initial Class)

MFS® New Discovery Series (Initial Class)

MML Series Investment Fund

MML Emerging Growth Fund

MML Equity Index Fund (Class II)

MML Growth Equity Fund

MML Large Cap Value Fund

MML NASDAQ-100® Fund1

MML Small Cap Growth Equity Fund

MML Series Investment Fund II

MML Blend Fund

MML Enhanced Index Core Equity Fund

MML Equity Fund

MML Inflation-Protected and Income Fund2

MML Managed Bond Fund

MML Money Market Fund

MML Small Cap Equity Fund

MML Small Company Opportunities Fund

Oppenheimer Variable Account Funds

Oppenheimer Capital Appreciation Fund/VA (Non-Service)

Oppenheimer Core Bond Fund/VA (Non-Service)

Oppenheimer Global Securities Fund/VA (Non-Service)

Oppenheimer High Income Fund/VA (Non-Service)

Oppenheimer Main Street Fund® /VA (Non-Service)

Oppenheimer MidCap Fund/VA (Non-Service)

Oppenheimer Strategic Bond Fund/VA (Non-Service)

Panorama Series Fund, Inc.

Oppenheimer International Growth Fund/VA (Non-Service)

T. Rowe Price Equity Series, Inc.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

1

Prior to November 30, 2007, known as MML OTC 100 Fund. NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”) and are licensed for use by the Fund. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

2	Prior to May 1, 2008, known as MML Inflation-Protected Bond Fund.

Massachusetts Mutual Variable Life Separate Account I

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
account value	27
Administrative Office	1
attained age	14
division	5, 22
expense premium	7
face amount	16
general investment account	26
good order	16
grace period	28
guarantee period	28
guarantee premium	28
initial face amount	16
insurance risk	10
issue date	19
modified endowment contract (‘‘MEC’’)	6, 49
monthly charge date	43
net investment experience	27
net premium	19
net surrender value	34
planned premium	17
policy date	19
policy debt	34
policy debt limit	35
register date	19
safety test	28
valuation date	14
7-pay test	49

Index of Special Terms

Summary of Benefits and Risks

The following is a summary of the benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

DEATH BENEFIT	The primary benefit of your policy is life insurance coverage. While the policy is in force, a death benefit will be paid to the beneficiary when the insured dies.
CHOICE OF DEATH BENEFIT OPTIONS

The policy offers three death benefit options. Each is the greater of the minimum death benefit, or:

1.  Level Option: The current face amount.

2.  Return of Account Value Option: The current face amount plus the account value of the policy.

3.  Return of Premium Option: The current face amount plus the total of the premiums that were paid.

The death benefit we pay will be reduced by any outstanding policy debt and any unpaid premium needed to avoid termination.

RIGHT TO RETURN THE POLICY	You had a limited period of time after the policy was delivered during which you could cancel the policy and receive a refund.
VARIABLE INVESTMENT CHOICES	The policy offers a choice of over 40 investment divisions within its Separate Account. Each division invests in shares of a designated investment fund.
GUARANTEED PRINCIPAL ACCOUNT	In addition to the above mentioned variable investment choices, you may also invest in the guaranteed principal account (GPA). Amounts allocated to the GPA are guaranteed and earn interest daily.
FLEXIBILITY

The policy is designed to be flexible to help meet your specific life insurance needs. Within limitations, you can:

• choose the timing, amount and frequency of premium payments;

• change the death benefit option;

• increase or decrease the policy’s face amount (higher face amount can result in higher charges);

• change the beneficiary;

• change your investment selections.

TRANSFERS	Generally, you may transfer funds among the investment divisions and the guaranteed principal account. Limitations on transfers are described in the “Risks of the Policy” table and Policy Transactions sections of the prospectus. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing.
SURRENDERS AND WITHDRAWALS	You may surrender your policy and we will pay you its net surrender value. You may also withdraw a part of the net surrender value. A withdrawal reduces the policy values, may reduce the face amount of the policy, may increase the risk that the policy will lapse and may have adverse tax consequences.
LOANS	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences and may increase the risk that your policy will terminate.
SAFETY TEST	During defined periods of the policy, your policy will not terminate, regardless of its account value, as long as you have made the specified minimum premium payments and there are no outstanding loans on the policy.
ASSIGNABILITY	You may generally assign the policy as collateral for a loan or other obligation.
TAX BENEFITS	You are generally not taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.
ADDITIONAL BENEFITS	There are a number of additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the Other Benefits Available Under the Policy section.

Summary of Benefits and Risks

Risks of the Policy

INVESTMENT PERFORMANCE	The value of your policy will fluctuate with the performance of the variable investment divisions you select. Your variable investment divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in your variable investment divisions.
SUITABILITY	Variable life insurance is designed to meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. Short-term investment strategies may be restricted by the Company.
EARLY SURRENDER	If you surrender your policy you will be subject to surrender charges during the first 14 policy years and during the first 14 years after an increase in the policy’s face amount. Surrender charges are also known as “deferred sales loads”. The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.
WITHDRAWALS	A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences.
TERMINATION	Your policy could terminate if the value of the policy becomes too low to support the policy’s monthly charges (or it exceeds its debt limit). Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.
LIMITATIONS ON ACCESS TO CASH VALUE

• Withdrawals were not available during the first policy year.

• A withdrawal reduces the policy values and may reduce the face amount of the policy. A withdrawal may have adverse tax consequences.

• We may not allow a withdrawal if it would reduce the face amount to less than the policy’s minimum face amount.

• The minimum withdrawal is $100, including the $25 withdrawal fee.

• The maximum withdrawal is 75% of the net surrender value.

• The maximum loan and withdrawal amounts are generally lower in the policy’s early years. Therefore, there may be little to no cash value available for loans and withdrawals in the policy’s early years.

LIMITATIONS ON TRANSFERS

• Transfers from the guaranteed principal account are generally limited to one per policy year and may not exceed 25% of its non-loaned value.

• We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market-timing strategy.

IMPACT OF LOANS	Taking a loan from your policy may increase the risk that your policy will terminate. If your policy exceeds the policy debt limit, it can still terminate even if the safety test is met. Taking a loan will have a permanent effect on the policy’s net surrender value and will reduce the death benefit paid. Also, policy termination with an outstanding loan can result in adverse tax consequences.
ADVERSE TAX CONSEQUENCES

Certain transactions (including, but not limited to, withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis, second. Also, distributions includible in income received before you attain age 59½ are subject to a 10% penalty tax.

Existing tax laws that benefit this policy may change at any time.

ADDITIONAL RISKS	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.
POLICY CHARGE INCREASE	We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables.

Summary of Benefits and Risks

Fee Tables

The following tables describe the fees and expenses that you will pay during the time you own the policy and if you surrender the policy. A more detailed description of these fees can be found in the Charges and Deductions section of this prospectus.

Transaction Fees

This table describes the fees and expenses that you will pay at the time you pay premium, take account value out of the policy, or exercise certain riders.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Premium Expense Charge[1,2]	When you pay premium.	All Coverage Years 5% of each premium payment up to and including the expense premium; 3% of any premium payment in excess of the expense premium.	All Coverage Years 7.5% of each premium payment up to and including the expense premium; 5% of any premium payment in excess of the expense premium.
Surrender Charges[2,3,4,5]	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	First Coverage Year Current Range of Rates per $1000 of Face Amount • $3.44 — $46.29	same as current
Surrender charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[2,3,4,5,6]	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	First Coverage Year • $11.83 per $1000 of Face Amount	First Coverage Year • $11.83 per $1000 of Face Amount
Processing Fees	When Fee is Deducted	Current Amount Deducted	Maximum Amount Deducted
Withdrawal Fee	When you withdraw a portion of your account value from the policy.	$25 per withdrawal	$25 per withdrawal
Accelerated Death Benefit Rider	When you elect an accelerated death benefit payment.	$150	$250
1	The expense premium referenced in the table is used to determine premium expense charges. For the initial face amount, the expense premium is based on the issue age, gender, and risk classification of the insured. For each increase in the face amount, the expense premium is based on the age, gender, and risk classification of the insured on the effective date of the increase. The expense premium is shown in the policy; it will be quoted upon request before the policy is issued.

Examples of expense premiums are shown in the following table. An example of how the expense premium is used to determine your premium expense charge is located in the Charges and Deductions, Transaction Charges section, under Deductions from Premiums.

Per $1000 of Face Amount, Non-Tobacco Risk Class
Age	Male	Female
25	5.73	5.05
35	8.45	7.38
55	21.19	17.41
85	98.28	83.99
2	Maximum and current rates may vary in New York, but will not exceed the maximum rates shown. Please contact your registered representative for more information.
3	For the initial face amount, the rates vary by the insured’s gender, issue age, risk classification, and year of coverage. For each increase in the face amount, the rates are based on the age, gender, risk classification of the insured on the effective date of the increase and the year of coverage. The surrender charge is shown in the policy’s Specifications Pages. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.

Fee Tables

4	Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see the “Surrender Charges” section for more information.
5	Surrender charges generally apply for the first 14 years of a segment’s coverage. They decrease each year and, in any year, will equal the first year’s surrender charge multiplied by the applicable coverage year factor listed in the following table.

Coverage Year	Factor	Coverage Year	Factor
1	1.00	8	0.50
2	0.93	9	0.43
3	0.86	10	0.36
4	0.79	11	0.29
5	0.71	12	0.21
6	0.64	13	0.14
7	0.57	14	0.07
6	The rates shown for the “representative insured” are first year rates only. The “representative insured” is based on the expected policy owner characteristics as the policy was initially marketed.

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Insurance Charge[1]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Insurance Risk • $0.03 — $25.01	• $83.33 per $1000 of Insurance Risk
Insurance charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[1,2]	Monthly, on the policy’s monthly charge date.	• $0.10 per $1000 of Insurance Risk	• $0.14 per $1000 of Insurance Risk
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history. Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1000 of insurance risk or face amount.	Monthly, on the policy’s monthly charge date.	Current Range of Rates • $0.01 — $ 83.33 per $1000 of Insurance Risk • $0.08 — $83.33 per $1000 of Face Amount	• $83.33 per $1000 of Insurance Risk • $83.33 per $1000 of Face Amount
Administrative Charge[3]	Monthly, on the policy’s monthly charge date.	All Policy Years • $6 per policy	All Policy Years • $12 per policy
Mortality & Expense Risk Charge	Daily.	Annual Rate • 0.55% of the policy’s average daily net assets in the Separate Account	Annual Rate • 0.90% of the policy’s average daily net assets in the Separate Account

Fee Tables

Charge	When Charge is Deducted	Current Amount Deducted		Maximum Amount Deducted
Face Amount Charge[3,4]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Face Amount.		same as current
		Coverage Year 1-5 6+	Rate $0.09-$0.17 $0.00
Face amount charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[2,3,4]	Monthly, on the policy’s monthly charge date.	• $0.13 per $1000 of Face Amount		• $0.13 per $1000 of Face Amount
Loan Interest Rate Expense Charge[5]	Reduces the interest we credit on the loaned value. We credit loan interest daily.	Policy Year 1-15 16+ of loaned amount	Rate 0.90% 0.50%	All Policy Years 2.0% of loaned amount

Riders	When Rider Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Disability Benefit[6,7]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1 of Monthly Deduction • $0.01 — $0.26 Current Range of Rates per $100 of Specified Benefit Amount • $0.00 — $0.32	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[2,6,7]	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction • $0.14 per $100 of Specified Benefit Amount	• $0.06 per $1 of Monthly Deduction • $0.14 per $100 of Specified Benefit Amount
Guaranteed Insurability[7]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Option Amount • $0.03 — $0.11	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[2,7]	Monthly, on the policy’s monthly charge date.	• $0.11 per $1000 of Option Amount	• $0.11 per $1000 of Option Amount
Other Insured[1] •When issued on the base insured •When issued on another insured	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Rider Insurance Risk • $0.03 — $22.51 • $0.03 — $25.01	• $83.33 per $1000 of Rider Insurance Risk

Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a rider face amount of $500,000.[1,2]

•Issued on the base insured

•Issued on another insured

	Monthly, on the policy’s monthly charge date.	• $0.09 per $1000 of Rider Insurance Risk • $0.10 per $1000 of Rider Insurance Risk	• $0.14 per $1000 of Rider Insurance Risk

Fee Tables

Riders	When Rider Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Waiver of Monthly Charges[6,7]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1 of Monthly Deduction • $0.01 — $0.26	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a rider face amount of $500,000.[2,6,7]	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction	• $0.06 per $1 of Monthly Deduction
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history. Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1000 of insurance risk or face amount.	Monthly, on the policy’s monthly charge date.	Current Range of Rates • $0.01 — $ 83.33 per $1000 of Face Amount	• $83.33 per $1000 of Face Amount

All of the monthly charges listed in the table above are deducted proportionately from the then current account values in the Separate Account and the guaranteed principal account (unless the Directed Monthly Deduction Program is in effect). The mortality and expense risk charge is deducted from the assets of the Separate Account only.

1	The rates vary by the insured’s gender, issue age, risk classification, and year of coverage. The rates may not be representative of the charge that a particular policy owner will pay. If you would like information on the insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.
The insurance charge rates reflected in this table are for standard risks; the maximum insurance charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables. Insurance risk is a liability of the insurance company and is equal to the difference between the death benefit and the account value.
2	The rates shown for the “representative insured” are first year rates only.
3	Maximum and current rates may vary in New York, but will not exceed the maximum rates shown. Please contact your registered representative for more information.
4	The face amount charge is set at issue for the initial face amount and, for each increase, on the effective date of the increase. The rates will vary by the issue age of the insured for the initial face amount and, for increases, by the insured’s attained age on the effective date of the increase. Once set, however, the charge per $1000 of face amount remains constant during each segment’s first five coverage years, and then, in coverage years six and beyond, it is zero. The range of face amount rates reflected for coverage years 1-5 simply accounts for the range of issue ages for all potential insureds.
5	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.
6	The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) face amount charge, (c) insurance charge, and (d) any applicable rider charges.
7	The rates vary by the insured’s gender and age.

Fee Tables

Annual Fund Operating Expenses

While you own the policy, if your assets are invested in any of the divisions of the Separate Account, you will be subject to the fees and expenses charged by the fund in which that division invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2007. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the policy, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.34%	1.44%

Investment Management Fees and Other Expenses

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2007.

Fund Name	Management Fees[1]		Other Expenses		12b-1 Fees		Acquired Fund Fees & Expenses		Total Annual Fund Operating Expenses
AIM V.I. Financial Services Fund (Series I)	0.75%		0.36%		—		0.00%	[2]	1.11%	[3]
AIM V.I. Global Health Care Fund (Series I)	0.75%		0.32%		—		0.01%	[2]	1.08%	[3,4]
AIM V.I. Technology Fund (Series I)	0.75%		0.35%		—		0.01%	[2]	1.11%	[3]
American Century VP Income & Growth Fund (Class I)	0.70%	[5]	0.01%		—		—		0.71%
American Century VP Value Fund (Class I)	0.93%	[5]	0.01%		—		—	[6]	0.94%
American Funds® Asset Allocation Fund (Class 2)	0.31%	[7]	0.01%		0.25%		—		0.57%	[7]
American Funds® Growth-Income Fund (Class 2)	0.26%	[7]	0.01%		0.25%		—		0.52%	[7]
DWS Small Cap Index VIP (Class A)	0.35%		0.15%[8]		—		—		0.47%	[9]
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.56%		0.09%		—		—		0.65%	[10]
Franklin Small Cap Value Securities Fund (Class 2)	0.51%		0.15%		0.25%		0.02%	[11]	0.93%	[11]
Goldman Sachs VIT Capital Growth Fund (Institutional)	0.75%	[12]	0.11%	[13]	—		—		0.86%	[14]
Janus Aspen Balanced Portfolio (Service)	0.55%		0.02%		0.25%	[15]	—	[16]	0.82%
Janus Aspen Forty Portfolio (Institutional)	0.64%		0.05%	[17]	—		0.01%	[16]	0.70%
Janus Aspen Worldwide Growth Portfolio (Institutional)	0.65%	[18]	0.02%		—		—		0.67%
MFS® Investors Trust Series (Initial Class)	0.75%		0.10%		—		—		0.85%	[19]
MFS® New Discovery Series (Initial Class)	0.90%		0.11%		—		—		1.01%	[19]
MML Blend Fund	0.40%		0.04%	[20]	—		—		0.44%
MML Emerging Growth Fund	1.05%		0.39%		—		—		1.44%	[21]
MML Enhanced Index Core Equity Fund	0.55%		0.15%	[20]	—		—		0.70%	[21]
MML Equity Fund	0.38%		0.04%		—		—		0.42%
MML Equity Index Fund (Class II)	0.10%		0.24%		—		—		0.34%	[22]
MML Growth Equity Fund	0.80%		0.30%		—		—		1.10%	[21]
MML Inflation-Protected and Income Fund[23]	0.57%		0.04%		—		—		0.61%
MML Large Cap Value Fund	0.77%		0.05%		—		—		0.82%	[21]
MML Managed Bond Fund	0.44%		0.02%		—		—		0.46%
MML Money Market Fund	0.49%		0.07%		—		—		0.56%
MML NASDAQ-100® Fund[24]	0.45%		0.54%		—		—		0.99%	[21]
MML Small Cap Equity Fund	0.65%		0.27%	[20]	—		—		0.92%	[21]
MML Small Cap Growth Equity Fund	1.07%		0.08%	[20]	—		—		1.15%	[21]
MML Small Company Opportunities Fund	1.05%		0.08%		—		0.01%	[25]	1.14%	[21]
Oppenheimer Capital Appreciation Fund/VA (Non-Service)	0.64%		0.01%	[26]	—		—		0.65%	[27]
Oppenheimer Core Bond Fund/VA (Non-Service)	0.64%		0.04%	[26]	—		—		0.68%	[27]
Oppenheimer Global Securities Fund/VA (Non-Service)	0.62%		0.03%	[26]	—		—		0.65%	[27]
Oppenheimer High Income Fund/VA (Non-Service)	0.73%		0.02%	[26]	—		0.01%		0.76%	[28]
Oppenheimer International Growth Fund/VA (Non-Service)	0.97%		0.04%	[26]	—		—		1.01%	[27]
Oppenheimer Main Street Fund® /VA (Non-Service)	0.64%		0.01%	[26]	—		—		0.65%	[27]
Oppenheimer MidCap Fund/VA (Non-Service)	0.68%		0.01%	[26]	—		—		0.69%	[27]
Oppenheimer Strategic Bond Fund/VA (Non-Service)	0.57%		0.02%	[26]	—		0.02%		0.61%	[29]
T. Rowe Price Blue Chip Growth Portfolio	0.85%		0.00%		—		—		0.85%
T. Rowe Price Equity Income Portfolio	0.85%		0.00%		—		—		0.85%
T. Rowe Price Mid-Cap Growth Portfolio[30]	0.85%		0.00%		—		—		0.85%
Templeton Foreign Securities Fund (Class 2)	0.63%		0.14%		0.25%		0.02%	[11]	1.04%	[11]

Fee Tables

1	The “Management Fee” is the investment advisory fee paid by the Portfolio or Fund to its investment adviser.

2	Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund’s investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the Fund.

3	The Fund’s advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through at least April 30, 2009.

4	Effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. Fee Waiver reflects this agreement. This waiver agreement is in effect through at least April 30, 2009.

5	Based on expenses incurred by the Fund, as stated in the most recent shareholder report. The Fund has a stepped fee schedule. As a result, the Fund’s management fee rate generally decreases as fund assets increase.

6	Other expenses, which include the fees and expenses of the Fund’s independent trustees and their legal counsel, interest, and fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles, were less than 0.005% for the most recent fiscal year.

7	The Fund’s investment adviser is voluntarily waiving a portion of management fees. If this waiver were included, the management fees for the Asset Allocation Fund would have been 0.28%, and the total expenses would have been 0.54%; the management fees for the Growth-Income Fund would have been 0.24% and the total expenses would have been 0.50%.

8	Includes 0.10% administration fee.

9	Pursuant to their respective agreements with DWS VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, through April 30, 2009, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.47%.

10

A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund’s expenses. In addition, through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.64%. This offset may be discontinued at any time.

11	The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund’s fees and expenses are due to those of the acquired fund. This reduction is required by the Trust’s board of trustees and an exemptive order by the Securities and Exchange Commission (SEC); this arrangement will continue as long as the exemptive order is relied upon. This reduction is not reflected in Net Annual Fund operating expenses, which would be lower if it were.

12	The Investment Adviser has entered into a fee reduction commitment for the Goldman Sachs VIT Capital Growth Fund which was implemented on a voluntary basis prior to April 28, 2006 and on a contractual basis as of April 28, 2006: for the Fund’s management fee (at an annual rate of average daily net assets) of 0.75% for the first $1 billion; 0.68% for the next $1 billion; and 0.65% for over $2 billion.

13	Other Expenses include transfer agency fees and expenses equal on an annualized basis to 0.02% of the average daily net assets of the Fund plus all other ordinary expenses not detailed above.

The Investment Adviser has agreed to limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees, litigation and indemnification costs, shareholder meeting and other extraordinary expenses to the extent that such expenses exceed, on an annual basis, 0.114% of the Fund’s average daily net assets. The Investment Adviser may cease or modify the expense limitations at its discretion at any time. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

14	The Fund’s annual operating expenses are based on actual expenses for the fiscal year ended December 31, 2007.

15	Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

16	Acquired Fund means any underlying portfolio (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period. Total Annual Fund Operating Expenses shown may not correlate to each Portfolio’s ratio of gross expenses to average net assets appearing in the Financial Highlights tables, which reflect the operating expenses of a Portfolio and does not include Acquired Fund Fees and Expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.

17	Dividends or interest on short sales, which are paid to the lender of borrowed securities, are considered Other Expenses. Such expenses will vary depending on whether the securities the Portfolio sells short pay dividends or interest and the amount of such dividends or interest. Including such short sale dividends, Other Expenses total 0.05%.

18	The Fund pays an investment advisory fee rate that adjusts up or down based upon the Portfolio’s performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.60% and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the Management Fee. Refer to the ‘‘Management Expenses’’ section in the Fund’s prospectus for additional information with further description in the Statement of Additional Information.

Fee Tables

19	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Net Expenses” would be lower.

20	Other Expenses include Acquired Fund Fees and Expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund Fees and Expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

21

MassMutual has agreed to bear expenses of the funds (other than the management fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund Fees and Expenses, in excess of 0.11% of the average daily net asset values of the funds through April 30, 2009. Such agreements cannot be terminated unilaterally by MassMutual. The expenses shown for MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML NASDAQ-100® Fund and MML Small Cap Equity Fund do not include this reimbursement. If this table did reflect these reimbursements, the Total Net Operating Expenses would be: 1.16% for MML Emerging Growth Fund; 0.66% for MML Enhanced Index Core Equity Fund; 0.91% for MML Growth Equity Fund; 0.56% for MML NASDAQ-100® Fund and 0.76% for MML Small Cap Equity Fund. We did not reimburse any expenses of the MML Large Cap Value Fund, MML Small Cap Growth Equity Fund and MML Small Company Opportunities Fund in 2007.

22	MassMutual has agreed to waive certain administrative and shareholder service fees payable by the MML Equity Index Fund on account of Class II Shares. In 2007, 0.05% of such fees were waived. If this table had reflected these waivers, the Total Net Operating Expenses would have been 0.29%.

23	Prior to May 1, 2008, MML Inflation-Protected and Income Fund was known as MML Inflation-Protected Bond Fund.

24

Prior to November 30, 2007, MML NASDAQ-100® Fund was known as MML OTC 100 Fund. NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates “NASDAQ”) and are licensed for use by the Fund. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

25	Acquired Fund Fees and Expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund Fees and Expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

26	The Other Expenses in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund’s fiscal year ended December 31, 2007, the transfer agent fees did not exceed the expense limitation described above.

27	The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Oppenheimer Institutional Money Market Fund (IMMF). During the fiscal year, these amounts were not material to the above ratios. The Fund also receives certain credits from the Fund’s custodian that, during the fiscal year, reduced its custodial expenses for all share classes (by less than 0.01% of average daily net assets).

28	The Manager will voluntarily waive and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund (IMMF). The Fund also receives certain credits from the Fund’s custodian that, during the fiscal year, reduced its custodial expenses for all share classes by 0.01% of average daily net assets. After these waivers and credits, the actual Other Expenses as a percentage of average daily net assets were 0.01% for Non-Service share Class, and Total Annual Operating Expenses as a percentage of average daily net assets were 0.74% for Non-Service shares.

29	The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund (IMMF) and OFI Master Loan Fund LLC. The fund also had a reduction to custodian expenses. After the waivers/reductions the actual Other Expenses and Total Annual Operating Expenses as a percentage of average daily net assets were 0.00% and 0.57% for the Non-Service shares.

30	The T. Rowe Price Mid-Cap Growth Portfolio is unavailable for contracts issued on May 1, 2004, or later.

(See the fund prospectus and Statement of Additional Information documents for more details.)

Fee Tables

The Company

In this prospectus, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, and retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company.

MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

General Overview

The policy is a life insurance contract between you (the owner) and MassMutual. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies while the policy is in force.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s face amount. The policy also offers you a choice of three death benefit options and you can, within limitations, change your death benefit option. You cannot, however, change the death benefit option after the insured reaches attained age 85. (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.) This flexibility allows you to meet changing insurance needs under a single life insurance policy. The policy also provides additional amounts payable upon death of the insured through certain riders that may be added to your policy with additional charges.

Generally, you are not taxed on policy earnings until you take money out of the policy. In most cases, you will not be taxed on the amounts you take out until the total of all your withdrawals exceeds the amount of all your premium payments. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and a guaranteed principal account (GPA). Your policy value and the amount of the death benefit we pay may vary due to a number of factors, including, but not limited to the investment performance of the funds you select, the interest we credit on the GPA, and the death benefit option you select.

All financial transactions will be effective on a valuation date. A “valuation date” is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Valuation dates do not include days when the NYSE is closed, which generally includes weekends and major U.S. holidays.

When the insured dies, if the policy is in force, we will pay the beneficiary a death benefit. The policy offers a number of death benefit payment methods.

Your life insurance policy provides coverage for as long as the policy has sufficient account value. Unless required by state law, it does not “mature” or provide an endowment in a specific policy year as some traditional life insurance policies do. If your policy contains a maturity provision, it will mature on the date shown on the schedule page of your life insurance policy. Any cash surrender value the policy has on the Maturity Date will be paid to the owner. Refer to your life insurance policy to determine if your policy matures.

This policy is “participating” which means it may or may not share in any dividends we pay. Each year we determine how much money can be paid as dividends. This is called divisible surplus. We then determine how much of this divisible surplus is to be allocated to this policy. This determination is based on the policy’s contribution to divisible surplus. Since we do not expect this policy to contribute to divisible surplus, we do not expect that any dividends will be payable on this policy.

This prospectus describes the policy. You should consult your policy for more information about its terms and conditions, and for any state-specific variances that may apply to your policy.

The Company/General Overview

Owner, Insured, Beneficiary

Owner

The owner is the person who will generally make the choices that determine how the policy operates while it is in force. You name the owner in the application. However, the owner may be changed while the policy is in force; therefore, the owner is the person we have listed as such in our records. Generally, the change of owner will take effect as of the date the request is signed. Each change will be subject to any payment we made or other action we took before receiving the written request. When we use the terms “you” or “your”, in this prospectus, we are referring to the owner.

The sale of your policy to an unrelated investor, sometimes called a viatical company, in a “life settlement” typically has high transaction costs that may significantly reduce the value of your estate. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement.

Insured

The insured is the person on whose life the policy is issued. The policy owner must have an insurable interest in the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the policy owner to determine whether proper insurable interest exists at the time of policy issuance.

You named the insured in the application for the policy. We did not issue a policy for an insured who was age 86 or older. Before issuing a policy, we required evidence to determine the insurability of the insured. This usually required a medical examination.

Beneficiary

You named a beneficiary to receive any death benefit in the application. Unless an irrevocable beneficiary has been named or an assignment is in effect, you can change the beneficiary at any time before the insured dies by sending a written request to our Administrative Office. The owner must have the consent of an irrevocable beneficiary or assignee to change the beneficiary. Generally, the change will take effect as of the date your request is signed. Each change will be subject to any payment we made or other action we took before receiving the written request.

You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one beneficiary in a class.

If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

Owner, Insured, Beneficiary

Purchasing a Policy and Your Right to Cancel

Purchasing a Policy

The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies. To purchase a policy you had to send us a completed application. The minimum initial “face amount” of a policy was, and is $50,000. The owner selected, within our limits, the policy’s face amount. It is used to determine the amount of insurance coverage the policy provides while it is in force. The “initial face amount” is the face amount that was in effect on the policy date. It was listed on the first page of your policy.

We determined whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy generally became effective on the policy’s issue date. However, if we did not receive the first premium and all documents necessary to process the premium by the issue date, coverage began on the date those items were received, in good order, at our Administrative Office.

“Good order” means that all the necessary documents and forms are complete and in our possession.

Policies generally were issued with values that vary based on the gender of the insured. In some situations, however, we may have issued unisex policies, that is policies whose values do not vary by the gender of the insured. Policies issued as part of an employee benefit plan may be unisex. References in this prospectus to sex-distinct policy values are not applicable to unisex policies.

Your Right to a “Free Look”

You had the right to examine your policy. If you changed your mind about owning it, generally, you could have cancelled it within 10 days of receiving it. If you cancelled the policy, we issued you a refund. The free look period and the amount refunded vary. You should refer to your policy for the refund that applies in your state of issue, however, the following information will give you a general understanding of our refund procedures if you cancel your policy.

In most states we refunded the policy’s account value less any policy debt. In these states, if your premium was received in good order, it was allocated to your investment choices on the day after the policy’s issue date.

In certain other states we refunded the premium paid less withdrawals and debt. In those states your premium payment was held in the MML Money Market division of the separate account during the free look period.

To cancel the policy, you had to return it to us at our Administrative Office, to the registered representative who sold the policy, or to one of our agency offices.

Replacements

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender, or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

You should also note that once you have replaced your variable life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new variable life insurance policy or annuity contract during the “free look” period.

Purchasing a Policy and Your Right to Cancel

Premiums

The planned premium amount you pay is based on a number of factors including, but not limited to:

•	the face amount,
•	the insured’s gender,
•	the insured’s issue age,
•	the insured’s risk classification,
•	policy charges,
•	the death benefit option, and
•	whether or not any riders apply to the policy.

Premium Payments and Payment Plans

Premium payments should not be sent to our Administrative Office. They should be sent to the appropriate lockbox (premium payment processing service). Premium payments sent to an incorrect lockbox will be considered not in good order. We will reroute the payment and apply it on the valuation date when it is determined to be in good order. See below for lockbox address details.

If you or the premium payor receive a single bill for multiple insurance policies, premium payments for VUL should be sent to:

MassMutual Financial Group

APM Payment Processing Center

PO Box 92485

Chicago, IL 60675-2485

For all other policies, premium payments for VUL should be sent to the appropriate address:

Regular Mail:

MassMutual

PO Box 92483

Chicago, IL 60675-2483

Overnight Mail:

MassMutual

350 North Orleans Street

Receipt & Dispatch 8th Floor

Lockbox 92483

Chicago, IL 60654

You may also make premium payments by wire transfer. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at 1-800-272-2216.

First Premium

Generally, you determined the first premium you wanted to pay for the policy, but it must have been at least equal to the minimum initial premium. The minimum initial premium depended on:

•	your chosen premium frequency,
•	the policy’s initial face amount and death benefit option,
•	the issue age, gender, and risk classification of the insured, and
•	any riders on the policy.

Planned Premiums

When applying for the policy, you selected (within the policy limitations) the planned premium and payment frequency (annual, semiannual, quarterly, or monthly pre-authorized premium payment plan).

We will send premium notices for the planned premium based on the payment frequency in effect. If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not necessarily guarantee the policy will remain in force.

To change the amount and frequency of planned premiums, you may submit your request to our Administrative Office.

If you change the frequency of your planned premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.

Example:

Your policy anniversary is on January 2 and you make planned quarterly premium payments. We have been sending you a bill each quarter for the applicable premium. In June you notify us that you want to change your planned premium from quarterly payments to annual payments. In this situation, we would have sent you bills for the first and second quarterly payments of that year. After receiving your notification, however, we would not send you a bill for the last two quarterly

(continued on next page)

Premiums

payments of that year. We will send your next bill out on the following policy anniversary date (January 2). If you choose not to make a premium payment between July and January 2, your policy may lapse before you receive your next bill. For more information on what happens if your policy lapses, please read the section titled “Policy Termination and Reinstatement.”

Premium Payment Plan

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period (see “Policy Termination and Reinstatement” for more information). You can discontinue this service by contacting our Administrative Office.

We must receive notification of account changes at our Administrative Office prior to 15 days before the next draft. Withdrawals from your bank account will be made on the 28th of each month unless you specify another date. We may automatically switch you to quarterly payments if (1) your policy has insufficient value to cover the monthly charges due and your elected premium is below the current monthly deductions or (2) we are unable to obtain the premium payment from your bank account.

Premium Flexibility

After you paid the first premium, within limits you may pay any amount at any time while the insured is living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule for premium payments. You may, however, elect to set-up a “Planned Premium” payment plan. Premium payment plans are discussed above in the “Premium Payments and Payment Plans” section.

The minimum premium payment we will accept is $20.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a modified endowment contract (MEC). Generally, we will apply to your policy the part of the premium that will not cause it to become a MEC and we will refund the balance to you. For more information on MECs, see the “Federal Income Tax Considerations” section.

Additionally, we will follow these procedures:

If we receive a subsequent premium payment that will cause the policy to become a MEC, the premium payment will be considered not in good order. Unless we have written instructions from the owner on file, we will hold the payment and send a written notice to the owner requesting instructions on how to apply the payment.

•

If the owner does not respond within 14 calendar days of our receipt of the premium payment, we will credit the policy with the portion of the payment that will not cause the policy to become a MEC and return the balance of the payment to the premium payer. The payment will be credited on the valuation date immediately following the 14th calendar day after receipt of the premium payment.

•	If the owner responds with instructions during the 14 day period, we will apply the payment as instructed on the valuation date the instructions are determined to be in good order.
•

If the policy anniversary is within the 14 day period and the premium payment received will not cause the policy to become a MEC, we will apply the entire payment on the policy anniversary date. If the policy anniversary date is not a valuation date, the payment will be credited on the next valuation date following the policy anniversary. The owner will be notified of our action after the premium payment has been credited.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay year may no longer coincide with your policy anniversary. For more information, please refer to the “Modified Endowment Contracts” section under “Federal Income Tax Considerations.”

Premium Limitations

The Internal Revenue Code (IRC) has limits on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. There are two tests

Premiums

under the IRC rules that are used to determine if a policy meets their guidelines:

•	the Cash Value Accumulation Test, and
•	the Guideline Premium Test.

If you chose the Cash Value Accumulation Test, the maximum premium you can pay each policy year is the greatest of:

(a)	an amount equal to $100 plus double the annual expense premium for the policy;

(b)	the amount of premium paid in the preceding policy year; or

(c)	the highest premium payment amount that would not increase the insurance risk.

If you chose the Guideline Premium Test, the maximum premium for each policy year is the lesser of:

(a)	the maximum premium for the Cash Value Accumulation Test; or

(b)	the Guideline Premium Test amount that will be stated in the policy.

We may refund any amount of premium payment that exceeds the limit under the test you have chosen for your policy. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law.

For more information on these tests, please read the “Minimum Death Benefit” section.

How and When Your Premium is Allocated

Net Premium

Net premium is a premium payment received in good order minus the premium expense charge.

Premiums that would cause the policy to be a MEC may not be considered to be in good order, depending on when they are received.

The net premium is allocated among the divisions of the Separate Account and the guaranteed principal account according to your current instructions on our Net Premium Allocation Request form.

Net Premium Allocation

When applying for the policy, you indicated how you wanted net premiums allocated among the divisions and the guaranteed principal account.

You may change your net premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone, fax transmission, or through our website, subject to certain restrictions. We may be liable for any losses due to unauthorized or fraudulent instructions. Therefore, we will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may tape record all telephone instructions.

You must set your net premium allocation in terms of whole-number percentages that add up to 100%.

When accompanied by a premium payment, this request to change your net premium allocation will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, the change will become effective on the next valuation date.

When Net Premium Is Allocated

The policy date, issue date, and register date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value.

The “issue date” is the date we actually issued the policy. The “policy date” normally is the same date as the issue date. However, you may have requested in your application that we set the policy date to be a specific date earlier than the issue date. In this case, monthly charges were deducted as of the requested policy date. These deductions covered a period of time during which the policy was not in effect. If you paid a premium with your application and requested a policy date earlier than the date we received your payment, interest accrued from the date we received your premium payment.

The “register date” is the first date premiums were allocated. We set the register date depending on the type of refund offered under your policy’s

Premiums

right to return provision. The register date must also have been a valuation date.

Allocation of Initial and Subsequent Net Premiums. We allocated any net premiums received on or before the issue date of the policy to our general investment account. We did not pay interest on these amounts.

These amounts were allocated among the divisions and the guaranteed principal account according to your net premium allocation instructions on the register date.

If your state of issue requires us to refund the policy’s account value, less any withdrawals and any policy debt, the register date was the valuation date that was on, or next followed the later of:

a.	the day after the issue date of the policy, or

b.	the day we received the first premium payment in good order.

If your state of issue requires us to refund either your full premium, or the premium you paid less withdrawals and less debt:

1.	The register date was the valuation date that is on, or next followed the later of:

•	the day after the end of the right to return period; or
•	the day we received the first premium in good order.

2.	We allocated existing values, held as of the policy’s issue date, to the Money Market division on the first valuation date after the issue date. (The existing values at that time would have been any money taken with the application for the policy less any applicable charges.); and

3.	We allocated any net premiums received after the issue date, but before the register date, to the Money Market division.

We will apply your subsequent premium payments that are received on or after the register date, on the valuation date we receive them in good order. Subsequent premium payments will be applied in accordance with your premium allocation instructions. If we receive a subsequent premium payment in good order on a non-valuation date or after the close of a valuation date, we will apply the payment on the next valuation date.

Premiums

Cashflow Diagram

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken. The shaded boxes indicate fees and expenses you pay directly or indirectly under your policy. Refer to the Charges and Deductions section for more information.

1	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

Premiums

Investment Choices

The Separate Account

The Company’s assets are held in its general investment account. The general investment account is not registered under federal or state securities laws and, subject to applicable law, the Company has sole discretion over the assets in its general investment account.

The part of your premium that you invest in your policy’s variable investment divisions, however, is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account”. The Company owns the assets in the Separate Account.

We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the VUL policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VUL policies.

We have established a segment within the Separate Account to receive and invest premium payments for the VUL policies. Currently, the VUL segment is divided into over 40 divisions, subject to state availability. Each “division” purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the VUL policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public and their performance results will differ from the performance of the retail funds.

Policy owners do not invest directly into the underlying funds. Instead, as shown in the example below, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares; the Company owns the Separate Account.

Investment Choices

Underlying Funds

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the type of fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectuses. A copy of each underlying fund’s prospectus is attached to this prospectus.

Type of Fund	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Sector
	AIM V.I. Financial Services Fund (Series I)	Adviser: Invesco Aim Advisors, Inc. Sub-Adviser: Advisory entities affiliated with Invesco Aim Advisors, Inc.
	AIM V.I. Global Health Care Fund (Series I)	Adviser: Invesco Aim Advisors, Inc. Sub-Adviser: Advisory entities affiliated with Invesco Aim Advisors, Inc.
	AIM V.I. Technology Fund (Series I)	Adviser: Invesco Aim Advisors, Inc. Sub-Adviser: Advisory entities affiliated with Invesco Aim Advisors, Inc.
International/Global
	Janus Aspen Worldwide Growth Portfolio (Institutional)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
	Oppenheimer Global Securities Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	Oppenheimer International Growth Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	Templeton Foreign Securities Fund (Class 2)	Adviser: Templeton Investment Counsel, LLC Sub-Adviser: N/A
Small/Mid-Cap Growth
	MFS® New Discovery Series (Initial Class)	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A
	MML Emerging Growth Fund	Adviser: MassMutual Sub-Adviser: Delaware Management Company and Insight Capital Research & Management, Inc.
	MML Small Cap Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Waddell & Reed Investment Management Company and Wellington Management Company, LLP
	Oppenheimer MidCap Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A

Investment Choices

Type of Fund	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Small/Mid-Cap Blend
	DWS Small Cap Index VIP (Class A)	Adviser: Deutsche Investment Management Americas Inc. Sub-Adviser: Northern Trust Investments, N.A.
	MML Small Cap Equity Fund	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.
	MML Small Company Opportunities Fund	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.
Small/Mid-Cap Value
	American Century VP Value Fund (Class I)	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A
	Franklin Small Cap Value Securities Fund (Class 2)	Adviser: Franklin Advisory Services, LLC Sub-Adviser: N/A
Large-Cap Growth
	Goldman Sachs VIT Capital Growth Fund (Institutional)	Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A
	Janus Aspen Forty Portfolio (Institutional)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
	MML Growth Equity Fund	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.
	MML NASDAQ-100® Fund[1]	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.
	Oppenheimer Capital Appreciation Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	T. Rowe Price Blue Chip Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
Large-Cap Blend
	American Funds® Growth-Income Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A
	Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.
	MFS® Investors Trust Series (Initial Class)	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A
	MML Enhanced Index Core Equity Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC

Investment Choices

Type of Fund	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Large-Cap Blend (Continued)
	MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.
	Oppenheimer Main Street Fund®/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
Large-Cap Value
	American Century VP Income & Growth Fund (Class I)	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A
	MML Equity Fund	Adviser: MassMutual Sub-Advisers: AllianceBernstein L.P. and OppenheimerFunds, Inc.
	MML Large Cap Value Fund	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.
	T. Rowe Price Equity Income Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
Asset Allocation/Balanced
	American Funds® Asset Allocation Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A
	Janus Aspen Balanced Portfolio (Service)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
	MML Blend Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
Fixed Income
	MML Inflation-Protected and Income Fund[2]	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
	MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
	Oppenheimer Core Bond Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	Oppenheimer High Income Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	Oppenheimer Strategic Bond Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
Money Market
	MML Money Market Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC

1	Prior to November 30, 2007, known as MML OTC 100 Fund.
2	Prior to May 1, 2008, known as MML Inflation-Protected Bond Fund.

Investment Choices

Compensation We Receive From Funds, Advisers and Sub-Advisers

Compensation We Receive From Funds. We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as 12b-1 fees in the “Investment Management Fees and Other Expenses” table. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this policy. In some cases, the compensation we receive may be offset by payments we make to fund company advisors or their affiliates for marketing support. Currently, we have one such agreement.

Compensation We Receive From Advisers and Sub-Advisers. We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the policy and, providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (“MassMutual’s variable contracts”). These percentage rates differ, but currently do not exceed 0.30%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.

The compensation is not reflected in the expenses that are disclosed for the funds in the “Investment Management Fees and Other Expenses” table, because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Policy owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information). For a list of the funds whose advisers currently pay such compensation, visit www.massmutual.com/compensation.

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.

Compensation In General. The compensation that we receive may be significant and we may profit from this compensation. Additionally, when electing the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance.

The Guaranteed Principal Account

Premium and account value allocated to the guaranteed principal account (GPA) become part of the general investment account of the Company, which supports life insurance and annuity obligations.

We have not registered the general investment account under the Securities Act of 1933 nor under the Investment Company Act of 1940 in reliance upon certain exemptions and exclusions in those laws. We have been advised that the Securities and Exchange Commission has not reviewed the disclosures in this prospectus that relate to the GPA or the general investment account. Those disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

The assets in the Separate Account or our other separate accounts are not part of our general investment account. Subject to applicable law, we have sole discretion over the investment assets in our general investment account.

You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the GPA, in excess of policy debt, will earn interest at a minimum rate of 3% per year. We may credit a higher rate of interest at our discretion.

For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:

•	3%, or
•	the policy loan rate less the maximum loan interest rate expense charge.

Investment Choices

Policy Value

How the Value of Your Policy is Calculated

The value of your policy is called its “account value”. The account value has two components:

1.	the variable account value, and

2.	the fixed account value.

We will calculate your policy value on each valuation date.

Variable Account Value

Transactions in your variable divisions are all reflected through the purchase and sale of “accumulation units”. For instance, before we invest your net premium payment in a division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the guaranteed principal account;
•	transfers and withdrawals from the Separate Account;
•	fees and charges deducted from the Separate Account;
•	the net investment experience of the Separate Account; and
•	loans deducted from the Separate Account.

Net Investment Experience. The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the separate account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a division by the unit value for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each division at the close of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Fixed Account Value

The fixed account value is the accumulation of:

•	net premiums allocated to the guaranteed principal account (GPA); plus
•	amounts transferred into the GPA; minus
•	amounts transferred or withdrawn from the GPA; minus
•	fees and charges deducted from the GPA; plus
•	interest credited to the GPA.

Interest on the Fixed Account Value

The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual credited loan interest rate minus the current loan interest rate expense charge; or
•	3%, if greater.

On each policy anniversary, the interest earned on any outstanding loan is applied to the divisions and the GPA according to your current premium allocation instructions.

For the part of the fixed account value in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	the guaranteed interest rate of 3%, if greater.

Policy Value

Policy Termination and Reinstatement

This policy offers a no-lapse safety test that is explained later in this section. Other than meeting the requirements of the safety test, there is no guarantee that the policy will remain in force as a result of making planned premium payments. Conversely, the policy will not necessarily terminate if you do not make planned premium payments since the policy may have enough account value to cover the monthly deductions. If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the Federal Income Tax Considerations section.

Policy Termination

If there is no policy debt, the policy may terminate without value if:

•	Its account value on a monthly charge date cannot cover the charges due; and
•	The safety test is not met on that date.

If there is policy debt, the policy will terminate without value if:

•	The policy debt exceeds the account value, less surrender charges and less any charges due.

In this situation, your account value equal to any policy debt and any applicable surrender charges will be forfeited.

Safety Test (Not available in New York)

The safety test allows you to keep the policy in force, regardless of the value of the policy, by meeting monthly “guarantee premium” payment requirements. The safety test can be met only if there are no outstanding loans on the policy and during the guarantee period stated in the policy.

Each guarantee period has an associated monthly guarantee premium. The amount of the guarantee premium depends on:

•	the insured’s issue age,
•	the insured’s gender,
•	the insured’s risk classification,
•	the current face amount, and
•	the death benefit option in effect at the time.

During the guarantee period, the safety test is met if:

(A)	Premiums paid less any amounts refunded or withdrawn, accumulated at an effective annual interest rate of 3%,

Equals or exceeds,

(B)	The total of all monthly guarantee premiums since the policy date, accumulated at an effective annual interest rate of 3%.

Generally, the “guarantee period” is the first five policy years. Guarantee periods may vary by state.

Example:

Assume your policy is in the guarantee period and the monthly guarantee premium for that period is $25. Also assume that you have no policy debt and, beginning on the policy date, you have made premium payments of $35 on each monthly charge date. In this case, if the account value cannot cover the monthly charges, the policy will stay in force because the safety test has been met.

Grace Period

Before your policy terminates, we allow a grace period during which you can pay the amount of premium needed to avoid termination. We will mail you a notice stating this amount.

The grace period begins on the date the monthly charges are due. It ends on the later of:

•	61 days after the date it begins, or
•	31 days after the date we mail you the notice.

During the grace period, the policy will stay in force. If the insured dies during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid premium.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value at the end of the grace period.

Policy Value

The Company mailing a termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.

Reinstating Your Policy

If your policy terminates, you may be able to reinstate it. You may not, however, reinstate your policy if:

•	you surrendered it (unless required by law); or
•	five years have passed since it terminated.

To reinstate your policy, we will need:

1.	a written application to reinstate;

2.	evidence, satisfactory to us, that the insured is still insurable;

3.	a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request; and

4.	a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC (see “Policy After You Reinstate” below, and the Federal Income Tax Considerations section).

We will not apply the required premium for reinstatement to an investment option until we have approved your reinstatement application.

The policy will be reinstated on the monthly charge date that is on, or precedes, the date we approve your application (the “reinstatement date”). We will assess monthly charges due to us upon reinstatement of your policy as of the reinstatement date.

Policy after You Reinstate

If you reinstate your policy, the face amount will be the same as it was when the policy terminated. Your account value at reinstatement will be:

•	the premium paid to reinstate your policy, plus
•	the account value of the policy on the date it lapsed adjusted to include, as applicable, accumulated interest and investment experience to the reinstatement date, minus
•	the premium expense charge, minus
•	applicable monthly charges due.

Additionally, if the policy lapsed during a period when a surrender charge applied and the surrender charge was taken at that time:

•	the account value of the reinstated policy will be increased by an amount equal to the surrender charge that was taken, plus interest accumulated from the date of the lapse, and
•	surrender charges, equal to the amount and period applicable when the policy lapsed, will apply to the reinstated policy.

We do not reinstate policy debt.

If you reinstate your policy, it may become a modified endowment contract under current federal tax law. Please consult your tax adviser. More information on modified endowment contracts is included in the Federal Income Tax Considerations section.

Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period. In no situation, however, can adverse tax consequences that are a result of policy debt be reversed.

Policy Value

Policy Transactions

While your policy is in force you may generally transfer funds among the variable investment divisions and to or from the guaranteed principal account. You may also borrow against it, make withdrawals from it, or surrender it completely. These transactions are discussed below.

All transaction requests must be submitted to our Administrative Office.

Transfers

You may generally transfer all or part of a division’s account value to any other division or the guaranteed principal account. Transfers are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your transfer request will be effective as of the next valuation date.

We do not charge for transfers.

You can submit transfer requests by sending us a written request on our Transfer of Values Request form. You may also submit transfer requests by telephone, fax transmission, or through our website, subject to certain restrictions. We may be liable for any losses due to unauthorized or fraudulent instructions; therefore, we will take reasonable steps to confirm that instructions given to us are genuine. We may tape record all telephone conversations.

Currently, there is no limit on the number of transfers you may make among the Separate Account divisions. We reserve the right, however, to terminate, limit, or modify your ability to make such transfers.

We limit transfers from the guaranteed principal account to the divisions to one each policy year. You may not transfer more than 25% of the guaranteed principal account value (less any policy debt) at the time of transfer. There is one exception to this rule. If:

•	you have transferred 25% of the guaranteed principal account value (less any policy debt) each year for three consecutive policy years; and
•	you have not added any net premiums or transferred amounts to the guaranteed principal account during these three years, then you may transfer the remainder of the guaranteed principal account value (less any policy debt) out of the guaranteed principal account in the succeeding policy year.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all owners and beneficiaries under the contract, including long-term owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the separate account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy, and curtail their trading in every instance. In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or

Policy Transactions

market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices. If we, or the investment adviser to any of the funds available with this contract, determine that an owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund.

Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. In addition, funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds described the funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading or market timing policies established by the fund. Contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a fund on all contracts owned by a contract owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from contract owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from an owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a contract year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all owners.

Dollar Cost Averaging Program

Dollar Cost Averaging (DCA) is an automated transfer program that provides scheduled transfers of a set amount from a selected division to any other division.

Dollar Cost Averaging will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continued DCA through periods of fluctuating price levels.

Policy Transactions

Initially, a minimum of $1000 of account value is placed in one division of the Separate Account. Then, over a stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that division and allocated to other divisions or to the GPA. The minimum transfer amount for the DCA program is $100. (See the Transfers section for information on limits on transfers from the GPA.)

Since the same, specified dollar amount is transferred to each division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.

If on a specified DCA transfer date, however, the division from which amounts are being transferred does not have enough value to make the transfers you elected, DCA will not occur. DCA will occur on the next designated DCA transfer date as long as the amount you designated to be transferred is available.

To elect DCA, complete our Dollar Cost Averaging Request form and send or fax it to us for processing. You can also elect DCA on our website, subject to certain restrictions.

You may not elect Dollar Cost Averaging for the policy while Portfolio Rebalancing is in effect. In addition, the DCA transfer date can not occur within 66 days of the policy’s issue date. We do not charge you to participate in the Dollar Cost Averaging program.

We may at any time modify, suspend, or terminate the Dollar Cost Averaging program without prior notification.

Portfolio Rebalancing Program

Portfolio Rebalancing is an automated transfer program that maintains specified ratios of account values among your selected portfolio rebalancing divisions. The GPA is not included in the Portfolio Rebalancing Program.

Over time, varying investment performance among divisions may cause the ratios of your account value in those selected divisions to change. You may automatically rebalance the portions in the divisions you select with Portfolio Rebalancing.

You may choose divisions among which you wish to maintain certain relative proportions of account value. At a pre-determined frequency, we will make transfers among all divisions so that the account values in the selected divisions match the ratios you set.

In order for Portfolio Rebalancing to occur, the account value in at least one of the selected divisions must vary from your chosen ratio by at least $25.00. In addition, the first rebalancing will not occur within 66 days of the policy’s issue date.

To elect Portfolio Rebalancing, complete our Portfolio Rebalancing Request form and send or fax it to us for processing. You can also elect Portfolio Rebalancing on our website, subject to certain restrictions. You may not elect Portfolio Rebalancing while Dollar Cost Averaging is in effect for the policy. We do not charge you to participate in the Portfolio Rebalancing program.

We may at any time modify, suspend, or terminate the Portfolio Rebalancing program without prior notification.

Example:

Assume that your initial net premium payment is split among 4 divisions: MML Managed Bond, MML Blend, MML Equity and Oppenheimer MidCap.

Further assume that you have also completed a Portfolio Rebalancing form indicating that you want the values in the divisions rebalanced quarterly as follows:

•	60% in MML Managed Bond and
•	40% in Oppenheimer MidCap.

Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond division represents 80% of the value of the two selected divisions in your Portfolio Rebalancing Program.

(continued on next page)

Policy Transactions

On the first day of the next quarter, we will sell all units in the MML Blend and MML Equity divisions using the proceeds to purchase units in the MML Managed Bond (60%) and Oppenheimer MidCap (40%) divisions. In addition, some of your units in the MML Managed Bond division will be sold and the proceeds will be used to purchase additional units in the Oppenheimer MidCap division to bring the ratio of the two investment choices to 60/40 respectively.

Withdrawals

After the first policy year, you may withdraw up to 75% of the current net surrender value. The minimum amount you can withdraw is $100, including the withdrawal fee of $25. We do not charge a surrender charge for a withdrawal.

You can make a withdrawal by sending or faxing us a written request on our Partial Withdrawal Request form. If a signature guarantee is required, the original form must be mailed to our Administrative Office.

You must state in your request form the dollar amount and corresponding investment division(s) from which you want the withdrawal made. If you choose to withdraw an amount from the guaranteed principal account, it may not exceed the non-loaned account value in that investment division. If you request a maximum partial withdrawal the amount of the withdrawal will be deducted proportionately from the available divisions, including the non-loaned account value in the guaranteed principal account.

A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences. If your policy’s face amount is decreased because of a withdrawal, surrender charges will not apply.

Example:

Assume Death Benefit Option 1 is in effect and prior to the withdrawal the policy has a face amount of $600,000 and an account value of $120,000. If you make a withdrawal of $30,000, the account value will be reduced to $90,000 and the face amount will be reduced to $570,000. The withdrawal payment will be $29,975.

If you have chosen death benefit option 1 or 3, we will reduce the face amount of your policy unless we receive evidence of insurability satisfactory to us. The amount of the reduction will be the amount of the withdrawal, including the withdrawal fee.

There is one exception:

If the death benefit provided by the death benefit option immediately before the withdrawal is equal to the minimum death benefit, either the face amount reduction will be limited or we will not reduce the face amount.

We will not reduce the face amount if the death benefit immediately after the withdrawal would be the new minimum death benefit (based on the reduced account value). Otherwise, the face amount reduction will be based on a formula.

The formula considers the smallest withdrawal amount that would bring the minimum death benefit below the death benefit provided by the death benefit option. The formula reduces the face amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum death benefit, death benefit, and death benefit option are explained in the Death Benefit section.)

We will not allow a withdrawal if it would result in a reduction of the face amount to less than the minimum face amount.

Withdrawal requests where evidence of insurability is not required will be effective on the valuation date we receive the written request in good order at our Administrative Office. Withdrawal requests where evidence of insurability is required will be effective on the valuation date we approve the evidence of insurability application provided that the remainder of the withdrawal request is in good order on that date.

Policy Transactions

If a withdrawal would cause the policy to become a modified endowment contract, a MEC Notice and Acknowledgement Form will be required before the withdrawal will be processed. For more information on MECs, see the Federal Income Tax Considerations section.

We will pay any withdrawal amounts within 7 calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. (See Other Policy Rights and Limitations.)

Surrenders

You may surrender your policy to us at any time while the policy is in force and the insured is alive. We will pay you its net surrender value. To surrender your policy you must send us a completed surrender form and any other forms we may require.

The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office. We will pay any surrender amounts within 7 calendar days of the surrender effective date, unless we are required to suspend or postpone surrender payments. (Please refer to Other Policy Rights and Limitations.)

The policy terminates as of the effective date of the surrender and cannot be reinstated unless required by law. Surrendering the policy may result in adverse tax consequences.

If your policy contains a maturity provision, it will mature on the date shown on the schedule page of your life insurance policy. Any cash surrender value the policy has on the Maturity Date will be paid to the owner. Refer to your life insurance policy to determine if your policy matures.

Subject to product and state availability, an endorsement to your variable life insurance policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call our Administrative Office.

Net Surrender Value

The net surrender value of the policy is equal to:

•	the account value; minus
•	any surrender charges that apply; and minus
•	any policy debt.

Loans

You may take a loan from the policy once the account value exceeds the total of any surrender charges. We charge interest on policy loans that is added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt”. You may repay all or part of your policy debt but you are not required to do so.

We currently allow loans in all policy years, however, we reserved the right to prohibit loans in the first policy year. The maximum loan amount allowed at any time is calculated as follows:

•	90% of

a.	the policy’s current account value, minus

b.	any current applicable surrender charge,

•	less any existing policy debt.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate because the safety test cannot be met if there is a loan outstanding;
•	it will have a permanent effect on your policy’s net surrender value;
•	it may increase the amount of premium needed to keep the policy in force;
•	it will reduce the death proceeds; and
•	it has potential adverse tax consequences.

The risks that can result from taking a loan may be reduced if you repay the policy debt. The tax consequences of loans are discussed in the Federal Income Tax Considerations section.

Requesting a Loan

•

You may take a loan by completing a Loan Request form and sending or faxing it to our Administrative Office. If a signature guarantee is required, the original form must be mailed to our Administrative Office.

Policy Transactions

•	You must assign the policy to us as collateral for the loan.

Payment of Proceeds

Loans will be effective on the valuation date we receive your Loan Request form and all other required documents in good order at our Administrative Office. On the effective date of the loan, we deduct proportionate accumulation units from the divisions and the guaranteed principal account (excluding any outstanding loans) and transfer the resulting dollar amounts to the loan section of the guaranteed principal account. We will pay any loan amounts within 7 calendar days of the loan effective date, unless we are required to suspend or postpone loan amounts. (Please refer to Other Policy Rights and Limitations.)

Interest Credited on the Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loan section of the guaranteed principal account. This amount earns interest at a rate equal to the greater of:

•	3%, or
•	the policy loan rate less the current loan interest rate expense charge.

On each policy anniversary, the interest rate earned on any outstanding loan is applied to the divisions of the Separate Account according to the values in them at that time. If you have no value in the separate account at that time, then the interest earned on any outstanding loan remains in the GPA.

Loan Interest Charged

At the time you applied for the policy, you selected either a fixed loan interest rate of 5% or an adjustable loan rate.

Each year we will set the adjustable rate that will apply for the next policy year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this average is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.

The maximum rate is the greater of:

i.	the published monthly average for the calendar month ending two months before the policy year begins; or
ii.	4%.

If the maximum rate is less than 0.5% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least 0.5% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. As part of the loan, it will bear interest at the loan rate. Loan interest is due on each policy anniversary. If you do not pay it when it is due, the interest is deducted proportionately from the divisions of the Separate Account and the GPA according to the then current value in those divisions and added to the loan. If the policy’s account value cannot cover the loan interest due, the policy may lapse according to the Policy Termination section of this prospectus.

Effect of a Loan on the Values of the Policy

A policy loan negatively affects policy values since we reduce the death benefit and net surrender value by the amount of the policy debt.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the guaranteed principal account. This amount does not participate in the investment performance of the Separate Account. Additionally, since loan repayments are allocated to the guaranteed principal account, a loan will impact your ability to transfer funds because we limit transfers from the guaranteed principal account to one each policy year and, generally, you cannot transfer more than 25% of the policy’s fixed account value, excluding debt, at the time of the transfer.

Whenever you reach your policy debt limit, your policy is at risk of terminating. If this happens we will notify you in writing. The section on Policy Termination explains more completely what will happen if your policy is at risk of terminating.

Your “policy debt limit” is reached when total policy debt exceeds the account value less surrender charges.

Repayment of Loans

You may repay all or part of your policy debt at any time while the insured is living and while the policy is in force. We will increase the death benefit and net surrender value under the policy

Policy Transactions

by the amount of the repayment. We do not offer an automatic loan repayment plan.

You must clearly identify the payment as a loan repayment or we will consider it a premium payment. We will apply your loan repayments on the valuation date they are received in good order. Loan repayments should be mailed to the same address used for subsequent premium payments. Refer to the “Premium Payments and Payment Plans” section for mailing address information.

Any loan repayment you make within 30 days prior to the policy anniversary date will be used to first pay policy loan interest due. We will allocate any other loan repayment first to the guaranteed principal account until you have repaid all loan amounts that were deducted from that account. We will allocate additional loan repayments based on your premium allocation in effect at that time. Any loan repayment that is in excess of the outstanding loan will also be allocated according to your current premium allocation instructions.

We will deduct any outstanding policy debt from:

•	the proceeds payable on the death of the insured,
•	the proceeds payable when you surrender the policy, or
•	the account value if the policy lapses.

In these situations, we will then consider the policy debt paid.

Policy Transactions

Death Benefit

If the insured dies while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.

The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding policy debt, and any unpaid premium needed to avoid termination. The death benefit is calculated as of the date of the insured’s death. The policy also provides additional amounts payable upon death of the insured through certain riders that may be added to your policy with additional charges.

The minimum death benefit for your policy is based on your policy’s account value as described below.

Minimum Death Benefit

In order to qualify as life insurance under Internal Revenue Code Section 7702, the policy must have a minimum death benefit that is determined by one of two compliance tests. You chose the test when you applied for the policy. You cannot change your choice of test after the policy is issued.

Cash Value Accumulation Test

Under this test the minimum death benefit is equal to a multiple of the account value. The multiple factor depends on the insured’s:

•	gender,
•	attained age, and
•	tobacco use classification.

Guideline Premium Test

Under this test the minimum death benefit also is equal to a multiple of the account value, but the multiple factor varies only by the attained age of the insured.

The multiple factors for the Cash Value Accumulation Test and the Guideline Premium Test are shown in the policy.

Your choice of the Guideline Premium Test or the Cash Value Accumulation Test depended on how you intended to pay premiums. In general, if you intended to pay premiums only in the early policy years, the Cash Value Accumulation Test might have been appropriate. If you intended to pay level premiums over a long period of years, the Guideline Premium Test might have been more appropriate. You should have reviewed policy illustrations of both approaches with your registered representative to determine how the policy would work under each test, and which was best for you.

Death Benefit Options

When you applied for the policy, you chose one of three death benefit options. These are:

•	Option 1 — The benefit amount is the greater of:

(a)	the face amount on the date of death; or

(b)	the minimum death benefit on the date of death.

•	Option 2 — The benefit amount is the greater of:

(a)	the face amount plus the account value on the date of death, or

(b)	the minimum death benefit on the date of death.

•	Option 3 — The benefit amount is the greater of:

(a)	the face amount plus the premiums paid (less any premiums refunded) to the date of death; or

(b)	the minimum death benefit on the date of death.

You should note that death benefit option 2 is a variable death benefit. This means that, because the death benefit amount includes the account value, it can change from day to day. Your policy’s account value will vary due to the investment performance of the variable divisions in which you have allocated premium. It is also impacted by the deduction of charges and other policy expenses. It is possible that the policy’s account value can be zero, which will reduce the overall value of the death benefit. The Policy Value section of this prospectus provides more detailed information on how your policy’s account value is determined.

Death Benefit

The death benefit we pay will be reduced by any outstanding policy debt and any unpaid premium needed to avoid termination.

Right to Change the Death Benefit Option

After the first policy year, you may change the death benefit option while the insured is living. However no change will be permitted beyond the insured’s attained age 85. Although we do not currently restrict the number of times you may change your death benefit option, we reserve the right to limit the number of death benefit option changes in any policy year.

You must send us a written request to change your death benefit option. We do not currently require evidence of insurability. We do, however, reserve the right to require a written application and evidence of insurability satisfactory to us for any death benefit option change that results in a face amount increase.

The change in death benefit option will be effective on the monthly charge date that is on or precedes the date we receive the request.

The value of your death benefit under the new death benefit option will be the same as the value of the death benefit under the old death benefit option at the time of the change. Therefore, the policy’s face amount will be adjusted accordingly when there is a change in the death benefit option. (Appendix A contains examples of how a change in death benefit option impacts the policy’s face amount.)

When the face amount changes as a result of a change in the death benefit option:

•	the monthly charges will also change;
•	the charge for certain additional benefits may change, and
•	the policy surrender charge will not change.

You cannot change the death benefit option if, as a result, the face amount would be reduced to an amount that is less than the minimum initial face amount.

Right to Change the Face Amount

You may request an increase or decrease in the face amount. If you change your face amount, your policy charges, including surrender charges, will change accordingly. If the account value is insufficient (or the net surrender value if there is policy debt) to continue the policy in force with the requested change in face amount, we will require an additional premium payment prior to processing the requested change.

We reserve the right to limit the size and number of changes to the face amount in any policy year.

If you increase or decrease the policy face amount, your policy may become a modified endowment contract (MEC) under federal tax law. MECs are discussed in the “Federal Income Tax Considerations” section of this prospectus; however, you should consult your tax adviser for information on how a MEC may effect your tax situation.

Increases in Face Amount

To increase the policy face amount, you must send a written application and evidence the insured is still insurable to our Administrative Office.

An increase in face amount may not be:

•	less than $15,000, or
•	made after the insured reaches attained age 86.

If the account value (or the net surrender value if there is policy debt) is insufficient to continue the policy in force for three months at the new monthly charges and interest, we may require a premium payment sufficient to increase the account value to such an amount.

Additional insurance charges and face amount charges will apply for each face amount increase elected. Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 14 years of each segment of coverage.

Face amount increases will be effective on the monthly charge date that is on, or precedes, the date we approve the application for the increase.

Decreases in Face Amount

You may decrease the face amount any time after the first policy year or one year after a face amount increase. You must send a written request to our Administrative Office. When we receive a written request for a decrease in face amount from

Death Benefit

the policy owner, we will provide the policy owner with a written notice that specifies the surrender charges to be assessed at the time of the decrease. If the policy owner does not withdraw the request for the decrease in face amount within ten days from the date of the written notice, we will process the decrease in face amount and assess any surrender charges that may apply. If we determine that the policy will become a MEC, then the decrease will not be processed until a MEC Notice and Acknowledgment form is received in good order at our Administrative Office.

If you decrease the policy face amount, we cancel all or part of your face amount segments, and a partial surrender charge may apply. Surrender charges that apply when you decrease the policy’s face amount are discussed in the Charges and Deductions section under Surrender Charges for Decreases in Face Amount.

A decrease will reduce the face amount in the following order:

(a)	the face amount of the most recent increase; then

(b)	the face amounts of the next most recent increases successively; and last

(c)	the initial face amount.

You may not decrease the face amount if the decrease would result in a face amount of less than the minimum face amount ($50,000).

Face amount decreases will be effective on the monthly charge date that is on or precedes the date we receive your written request for the decrease. A face amount decrease will reduce your policy’s account value by the amount of any applicable partial surrender charge. If the policy’s account value (or the net surrender value if there is policy debt) is reduced to a point where it cannot cover the charges due, the policy may terminate.

Decreases in the policy’s face amount may have adverse tax consequences.

When We Pay Death Benefit Proceeds

If the policy is in force and it is determined that the claim is valid, we normally pay the death benefit within seven calendar days after we receive all required documents, in good order, at our Administrative Office.

Certain situations may delay payment of a death claim. Some of the situations that can cause a delay in payment include, but are not limited to, the following:

We investigate all death claims that occur within two-years (a) after the policy is issued, (b) after an increase in the face amount, or (c) after reinstatement. These two-year periods are called the policy’s “contestable periods”. We may also investigate death claims beyond a two-year contestable period.

We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive the information, however, payment could be delayed during this period.

We can also delay payment of the death benefit during periods when:

i.	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);

ii.	trading is restricted by the SEC;

iii.	the SEC declares an emergency exists; or

iv.	the SEC, by order, permits us to delay payment in order to protect our owners,

and if,

•	the period begins on or before the date of the insured’s death; and
•	the amount of the death benefit is based on the variable account value of the policy as of the date of the insured’s death.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option.

Payment Options

We will pay the death benefit in one lump sum or if you wish, we will pay the death benefit under one or more of the following payment options:

•	installments for a specified period;
•	installments for a specified amount;
•	as a life income;

Death Benefit

•	as a life income with payments guaranteed for the amount applied;
•	as a joint lifetime income with reduced payments to the survivor; or
•	interest on the benefit amount.

The minimum amount that can be applied under a payment option is $5,000 per person. If the periodic payment under any option is less than $50, we reserve the right to make payments at less frequent intervals. None of these benefits depend on the performance of the Separate Account or the guaranteed principal account.

All payment option elections must be sent to our Administrative Office in writing. You may change the payment option during the insured’s lifetime. If the payment option is one lump sum when the insured dies, the beneficiary may elect any payment option. If the beneficiary does not elect a payment option and you have not elected a payment option during the insured’s lifetime, the death benefit will be paid as a single lump sum. For policies issued in states that do not require affirmative election of this option, lump sum payments of at least $10,000 will be automatically deposited into an interest bearing account with check-writing ability unless another payment option is elected. Additionally, if the policy has been assigned, any amount due to the assignee will be paid in one sum. Once payments have begun, only the specified amount and interest options may be changed.

Your policy and the Statement of Additional Information provide more information about these payment options.

Suicide

If the insured dies by suicide, while sane or insane, and the policy is in force, the policy will terminate.

•	If the death occurs within two years after the issue date, we will refund the sum of all premiums paid less any withdrawals and any policy debt.
•

If the death occurs within two years after reinstatement of the policy, we will refund the sum of the premium paid to reinstate and all premiums paid thereafter, less any premiums returned, and withdrawals after reinstatement and any policy debt at the time of death.

•

If death occurs within two years after the effective date of an increase in face amount (but at least two years after the issue date or any reinstatement), we will refund the sum of the monthly charges attributed to the increase. However, if a refund as described in either of the two preceding paragraphs is payable, there will be no additional payment for the increase.

Error of Age or Gender

At the time of a death claim, if the insured’s age or gender was misstated in the policy application, or the policy has been issued incorrectly, we may adjust the face amount. The adjustment will reflect the amount provided by the most recent monthly insurance charges using the correct age and gender. If the adjustment is made while the insured is living, monthly charges after the adjustment will be based on the correct age and gender.

Death Benefit

Other Benefits Available Under the Policy

Additional Benefits You Can Get By Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders, which are subject to the terms of both the rider and the policy. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges; however, we may charge a one-time fee when you exercise the rider.

If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

Following is a brief description of the riders that can, subject to state availability, be added to the policy. For more information on these riders please refer to the Statement of Additional Information or talk to your registered representative. The terms and conditions of these riders may vary from state to state.

Accelerated Death Benefit Rider

This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

In states where this rider is available, it is included automatically with the policy.

Disability Benefit Rider

This rider provides a disability benefit while the insured is totally disabled as defined in the rider. Under this rider we will credit a specified monthly amount as indicated in your policy and we will also waive the monthly charges due. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider.

Guaranteed Insurability Rider

This rider provides the right to increase the face amount of the policy without evidence of insurability on certain options dates as defined in the rider.

Other Insured Rider

This rider provides level term insurance on the life of up to two insureds, one of which is the insured named in the base policy. The other insured must be the base policy insured’s spouse or child. The coverage under the rider is convertible for a limited amount of time. You may request an increase or decrease in the face amount of the rider. If you change the face amount, your policy charges will change accordingly.

In deciding whether to use the Other Insured Rider as part of the total coverage under your policy, you should consider a number of factors. The factors listed below compare a policy with the rider to a policy of equal total face amount, but without the rider, assuming the insured named in the rider is the same as the insured named in the base policy.

•	Since there are no surrender charges associated with the rider, the policy’s total net surrender value may be higher during periods when surrender charges are in effect.
•	The policy may have lower account values in later years.
•	Decreasing the rider face amount would not incur a surrender charge.
•	The amount of premiums you may pay each policy year may be lower.
•	If your policy has the Disability Benefit Rider (discussed earlier in this section) and the insured becomes totally disabled, the monthly rider benefit may be lower.

You should review these factors with your registered representative before deciding whether to use the Other Insured Rider and the insured named in the rider is the same as the insured named in the base policy.

Substitute of Insured Rider

This rider, within certain limitations, allows you to substitute a new insured in place of the current insured named in the base policy. This rider is included automatically with the policy.

Substituting a new insured under the policy may have adverse tax consequences. Please consult your tax advisor before you make your decision.

Waiver of Monthly Charges Rider

Under this rider, we will waive the monthly charges due for the policy while the insured is totally disabled as defined in the rider. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider.

Other Benefits Available Under the Policy

Charges and Deductions

We deduct the following charges from the policy. In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions from Premiums

We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.

The current premium expense charge we deduct is 5% of premium up to and including the expense premium and 3% of premium over the expense premium. The maximum premium expense charge we can deduct is 7.5% of premium up to and including the expense premium, and 5% of premium over the expense premium.

Example:

Assume that you are a 35-year-old male, non-smoker and that your policy has a face amount of $200,000. The expense premium for your policy is 8.45 per $1000 of face amount or 1690 (200 x 8.45).

Now assume that you make a premium payment of $1000. Your premium expense charge is 7.5% of your premium payment up to and including the policy’s expense premium. Since your premium payment is less than the policy’s expense premium of 1690, your premium expense charge will be $75 (7.5% x $1000).

If your premium payment had been $2000, it would have exceeded the expense premium by $310 ($2000 – 1690). Consequently, your premium expense charge would have been $142.25:

•	7.5% of $1690 ($126.75) plus
•	5% of $310 ($15.50).

If you have increased the policy face amount, the expense premium used for this charge is the total of the expense premium for the initial face amount and for all increases.

Withdrawal Charge

If you make a withdrawal from your policy, we deduct $25 from the amount you withdraw. This fee is guaranteed not to increase for the duration of the policy. This charge reimburses us for processing the withdrawal.

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. The current loan interest rate expense charge is .90% in policy years 1 through 15, and .50% in policy years 16 and beyond. The maximum loan interest rate expense charge is 2%. It is deducted from the policy loan interest rate to determine the interest rate we use to credit interest to the loaned portion of the guaranteed principal account. This charge reimburses us for the ongoing expense of administering the loan.

Surrender Charges

There is a charge if you fully surrender your policy or if you decrease the face amount. We may also take any applicable surrender charges if your policy lapses. (See the Policy Termination section for more information.) Generally, these charges will apply during:

•	the first 14 years of coverage, and
•	the first 14 years after each increase in face amount.

However, in no event will we deduct surrender charges after the insured’s attained age 99.

This surrender charge is also sometimes called a “deferred sales load”. The charge compensates us for expenses incurred in issuing the policy, and face amount increases, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the non-loaned portion of the guaranteed principal account in proportion to the values in each on the effective date of the surrender or decrease in face amount.

We calculate surrender charges separately for the initial face amount and for each increase in the

Charges and Deductions

face amount. They are based on the policy’s face amount, the insured’s age, gender, risk classification, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial face amount and all face amount increases.

Your policy’s surrender charges will be listed in your policy. For the first year of coverage the charge was based on the expense premium for that coverage. It was equal to the expense premium of the policy for standard risks, multiplied by 140%.

The surrender charge is equal to the first year surrender charge multiplied by the following annual percentages:

Year	%	Year	%
1	100%	8	50%
2	93%	9	43%
3	86%	10	36%
4	79%	11	29%
5	71%	12	21%
6	64%	13	14%
7	57%	14	7%

In no case, however, will the surrender charge ever exceed $50 per $1,000 of face amount.

Subject to product and state availability, an endorsement to your variable life insurance policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call our Administrative Office.

Surrender Charges for Decreases in Face Amount

If you decrease your policy’s face amount, we cancel all or a part of your face amount segments and charge a partial surrender charge that is equal to the surrender charge associated with each decreased or cancelled segment multiplied by the proportion of that segment that is decreased. If the partial surrender charge would be greater than the account value (less debt) of the policy, we set the partial surrender charge equal to the account value (less debt) on the date of the surrender.

After a face amount decrease, we reduce the surrender charge for the remaining segments by the amount of the partial surrender charge. This charge provides us with a proportional compensation for expenses incurred in issuing the policy and face amount increases, and for the recovery of acquisition costs.

Rider Processing Fee

We will assess a one-time processing fee at the time you exercise the Accelerated Death Benefit Rider. The current processing fee is $150 and is deducted from the accelerated death benefit payment and will reduce the amount you receive.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly charge date.

The “monthly charge date” is the date on which monthly charges for the policy are due. The first monthly charge date was the policy date. Subsequent monthly charge dates are on the same day of each succeeding calendar month.

Your policy’s monthly charge date will be listed in the policy specifications page. Monthly charges are deducted from the division(s) and the guaranteed principal account in proportion to the non-loaned values in each on the date the deduction is taken.

Administrative Charge and Face Amount Charge

The administrative charge and the face amount charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Administrative Charge. The current administrative charge is $6 per policy, per month. The maximum administrative charge is $12 per policy, per month.

Charges and Deductions

Face Amount Charge. The face amount charge is a rate per $1,000 of face amount. We calculate the face amount charge separately for the initial face amount and for each increase in the face amount. It is based on:

•	the issue age of the insured for the initial face amount, and
•	for each increase, the insured’s age at time of the increase,

and it is multiplied by the segment face amount. This charge is assessed during the first five years of each segment of coverage.

Insurance Charge

The insurance charge reimburses us for providing you with life insurance protection. We deduct an insurance charge based on your policy’s insurance risk. These deductions are made by selling accumulation units, proportionately, from each division in which you have an account value and the GPA.

The maximum or guaranteed insurance charge rates associated with your policy are shown in the policy’s specification pages. They are calculated using the 1980 Commissioners Standard Ordinary Mortality Tables or, for unisex rates, the 1980 Commissioners Ordinary Mortality Table B. The rates are also based on the age, gender (unless the unisex rates are used), and risk classification of the person insured by the policy.

Your policy’s actual or current insurance charge rates are based on the insured’s issue age (and age at increase, if applicable), risk class, and gender (unless unisex rates are used). These rates generally increase as the insured’s age increases. The rates will vary with the number of years the coverage has been in force and with the total face amount of the policy.

How the insurance charge is calculated.

A.	If the minimum death benefit is not in effect:

We calculate the insurance charge on each monthly charge date by multiplying the current insurance charge rate by a discounted insurance risk.

The insurance risk is the difference between:

•	The amount of benefit available, on that date, under the death benefit option in effect, discounted by the monthly equivalent of 3% per year, and
•	the account value at the beginning of the policy month before the monthly insurance charge is due.

The following three steps describe how we calculate the insurance charge for your policy:

Step 1: We calculate the total insurance risk for your policy:

a.	We divide the amount of benefit under the death benefit option in effect that would be available at the beginning of the policy month by 1.0024662698 (which is the monthly equivalent of 3%);
b.	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in 1a above.

Step 2: We allocate the insurance risk in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date.

Step 3: We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

B.	If the minimum death benefit is in effect:

We also calculate the insurance charge on each monthly charge date. However, in Step 1 we calculate the total insurance risk for your policy, as described in A, (i) assuming the minimum death benefit is in effect, and then (ii) assuming the minimum death benefit is not in effect.

Step 2: We allocate the insurance risk:

a.	calculated for (ii) in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date, and
b.	we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3: We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

Additional Information about the Insurance Charge

We will apply any changes in the insurance charges uniformly for all insureds of the same

Charges and Deductions

issue age, gender, risk class, and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.

Because your account value and death benefit may vary from month to month, your insurance charge may also vary on each monthly charge date. The cost of your insurance depends on the amount of insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments,
•	investment performance,
•	fees and charges assessed,
•	the addition or deletion of certain riders,
•	rider charges,
•	withdrawals,
•	policy loans,
•	changes to the face amount, and
•	changes to the death benefit option.

Rider Charges

The charges for the following riders are deducted from the account value on each monthly charge date: Disability Benefit Rider, Guaranteed Insurability Rider, Other Insured Rider and Waiver of Monthly Charges Rider.

The current charge for the Waiver of Monthly Charges Rider is $0.01 to $0.26 per $1 of monthly deductions. Charges for the Disability Benefit Rider have two components. A portion of the charge is based on a current rate of $0.01 to $0.26 per $1 of monthly deductions. The remainder of the charge is based on a current rate of $0 to $0.32 per $100 of specified benefit amount. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 65.

The rates for the Other Insured Rider vary by the insured’s gender, issue age, risk classification and year of coverage. Current rates range from $0.03 to $25.01 per $1,000 of rider insurance risk. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 100.

The current charge for the Guaranteed Insurability Rider is $0.03 to $0.11 per $1,000 of optional insurance coverage. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 46.

The rates for the Waiver of Monthly Charges Rider, Disability Benefit Rider and Guaranteed Insurability Rider vary by the insured’s gender and age.

Directed Monthly Deduction Program

You may elect to have us deduct the monthly charges from one division of the Separate Account, or from the guaranteed principal account, rather than from all options on a pro rata basis. This feature is called the Directed Monthly Deduction Program (DMDP).

To elect DMDP, complete our Directed Monthly Deduction Program Request form and send it to us for processing. The program will continue as long as you have enough value in your selected option on a monthly charge date to cover the monthly charges then due, or unless you have specified a termination date in your request form.

If you don’t have enough value in your selected option on any monthly charge date to cover the monthly charges then due, the deduction for that date will revert to the pro rata basis. We may, at any time, modify, suspend, or terminate the Directed Monthly Deduction Program without prior notification.

Daily Charges Against the Separate Account

The following charges are deducted from the Separate Account daily:

Mortality and Expense Risk Charge

The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The current annual percentage is 0.55% in all policy years. The maximum annual percentage is 0.90% in all policy years.

The charge is deducted from your account value in the Separate Account but not from the guaranteed principal account.

This charge compensates us for mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk assumed is that the insurance charges will be insufficient to

Charges and Deductions

meet actual claims. The expense risk assumed is that the expenses incurred in issuing, distributing and administering the policies will exceed the administrative and face amount charges collected.

If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay us a distribution fee out of the fund’s assets called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in this contract. Please refer to the fund prospectuses for more information regarding these expenses.

Special Circumstances

There may be special circumstances that result in sales or administrative expenses or insurance risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies; however, the charges will not exceed the maximum charges identified in the fee tables. We will make these variations only in accordance with uniform rules we establish.

Charges and Deductions

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information is not written or intended as tax or legal advice, and may not be relied upon for purposes of avoiding any federal tax penalties. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans

We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the insured;

Federal Income Tax Considerations

(4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

A change of the owner or the insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade or business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of death.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on the Company’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Investor Control

There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among divisions of the Separate Account also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Federal Income Tax Considerations

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts

If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59½; or
(ii)	made because the taxpayer became disabled; or
(iii)	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amounts paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the “7-pay test” and still be taxed as a MEC if it is received in a IRC Section 1035 tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower death benefit amount, from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior policy year, the policy will be treated as a MEC beginning in the policy year in which the reduction takes place.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefits.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same owner

Federal Income Tax Considerations

by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans

The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

While the policy is owned by the qualified plan, we will only pay amounts under the policy while the insured is still living (e.g., withdrawals, surrenders, and loans) to the qualified plan trustee or plan administrator. We will not make such payments directly to any other party, including the insured participant. The only exception is for a Keogh plan, where the insured participant is also the policy owner.

Employer-owned Policies

On August 17, 2006, the President signed the Pension Protection Act of 2006 into law. This legislation contains provisions affecting the tax treatment of employer-owned life insurance policies issued after the enactment date. It also applies to employer-owned life insurance policies issued prior to the law’s enactment if there is a material increase in the death benefit or other material change to the policy.

The law defines “employer-owned life insurance” as a life insurance contract: (a) that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties); (b) insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and (c) under which the policyholder is directly or indirectly a beneficiary.

The law limits the tax-free death benefit for employer-owned life insurance to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following: (a) the policyholder intends to insure the employee’s life; (b) the maximum face amount for which the employee could be insured at the time the contract was issued; and (c) the policyholder will be the beneficiary of any proceeds payable on the death of the employee. Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.

The new law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.

Provided that the Notice and Consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:

1.	At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC §101(j)(2)(A)(ii);

2.	The insured was an employee at any time during the 12-month period before his or her death;

3.	The proceeds are paid to a member of the insured’s family, an individual who is the designated beneficiary of the insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the insured’s estate; or

4.	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death Proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the Notice and Consent requirements were met), and MassMutual will report payment of taxable proceeds to the Internal Revenue Service, where applicable.

Payments to Nonresident Aliens

Generally, a taxable distribution from a policy paid to a nonresident alien is subject to federal income tax at a rate of 30% of the amount of taxable income that is distributed. We are required to withhold this 30% tax and send it to the Internal Revenue Service.

Federal Income Tax Considerations

A “nonresident alien” is a person who is not a U.S. citizen and who is not a U.S. resident (based on either the “green card” or “substantial presence” test). A payment is treated as paid to a nonresident alien even if it is deposited into a U.S. bank account owned by a nonresident alien.

Some distributions to nonresident aliens may be subject to a lower tax rate (or to no tax) if a U.S. income tax treaty with the payee’s country of residence provides for lower rate of U.S. tax or for no tax. To obtain the benefit of any reduced tax allowed by a treaty, the nonresident alien must claim the treaty benefit by providing us with a Form W8-BEN containing:

1.	proof of residency (in accordance with Internal Revenue Service (“IRS”) requirements); and

2.	an IRS individual taxpayer identification number (“ITIN”).

If the nonresident alien does not satisfy all of these conditions, we will withhold 30% of the taxable portion of the distribution.

Federal Income Tax Considerations

Other Information

Other Policy Rights and Limitations

Right to Assign the Policy

Generally, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Your Voting Rights

We are the legal owner of the fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you are invested in those divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policy owners controlling the vote. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that division by $100. Fractional votes are counted.

We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when the representative believes that the security is suitable for the customer.

Variable life insurance policies are complex insurance products with unique benefits. Before you purchase a variable life insurance policy, you should consider whether among other things:

•	you have a need for death benefit protection;

•	you understand the risks and benefits of the policy;
•	you can afford to pay the applicable policy charges to keep the policy in force;
•	you understand how the policy charges impact your policy’s account value;
•	you understand your account value will fluctuate when allocated to the Separate Account;
•	you understand that the Company prohibits market timing and frequent transfers;
•	you understand that you generally have no access to your account value in the first year;
•	you understand whether your registered representative will receive more compensation for selling this life insurance policy rather than another;
•

you understand that if you are older, the following features of a variable life insurance policy will more likely disadvantage you: 1) the limitations on account value access; and 2) the impact of account value fluctuations on variable death benefit options.

Deferral of Payments

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a policy owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Delay of Payment of Proceeds from the GPA. We may delay payment of any net surrender values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for more than 10 working days, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Other Information

Delay of Payment of Proceeds from the Separate Account. We can delay payment of the net surrender value or any withdrawal or loan from the Separate Account during any period when:

i.	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);
ii.	trading is restricted by the SEC;
iii.	the SEC declares an emergency exists; and
iv.	the SEC, by order, permits us to delay payment in order to protect our owners.

Reservation of Company Rights to Change the Policy or Separate Account

Separate Account Changes

We reserve the right to make certain material changes to the Separate Account. Specifically, we reserve the rights to:

•	create new divisions of the Separate Account;
•	create new Separate Accounts and new segments;
•	combine any two or more Separate Account segments or divisions;
•	make available additional or alternative divisions of the Separate Account investing in additional investment companies;
•

invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required;
•	substitute one or more funds for other funds with similar investment objectives;
•	delete funds or close funds to future investments; and
•	change the name of the Separate Account.

We have reserved all rights to the name Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

As a result of changes in applicable laws, regulations or variable investment divisions offered under the policy, we may exercise one or more of the rights listed above. If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Distribution

MML Distributors, LLC (“MML Distributors”), a limited liability corporation, is the principal underwriter of the policy. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the Financial Industry Regulatory Authority, Inc. MML Distributors is a subsidiary of MassMutual. Pursuant to an Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the policy.

The policy is no longer for sale to the public. While the policy was offered for sale, both registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, and registered representatives of other broker-dealers who entered into distribution agreements with MML Distributors (“Broker-Dealers”) sold the policy. Such registered representatives are also licensed insurance agents. Owners, however, may continue to make premium payments under their existing policies.

MassMutual also contracted with outside firms who acted as Wholesale Distributors and who may have assisted Broker-Dealers or their registered representatives in offering and selling the policies. Wholesale Distributors may provide training, marketing and other sales-related functions to Broker-Dealers and their registered representatives. Wholesale Distributors may also provide certain administrative services to MassMutual in connection with the policies (collectively referred to as “Services”). Some Wholesale Distributors are also Broker-Dealers, authorized on their own behalf to sell the policy. MassMutual (through MML Distributors) compensates these Wholesale Distributors for the Services.

Other Information

Commissions and Allowances Paid to MMLISI and Broker-Dealers

Commissions are paid to MMLISI and all Broker-Dealers involved in the sale of the policy. MassMutual pays commissions for policies sold by MMLISI registered representatives through MMLISI to those registered representatives. MassMutual pays commissions for policies sold by registered representatives of other Broker-Dealers through MML Distributors to those Broker-Dealers.

Commissions are based on certain commission schedules and rules. Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender and risk classification of the insured. We also pay a renewal commission after the first policy year that is a percentage of the average monthly account value for the policies.

We also pay expense reimbursement and other allowances in connection with the sales of the policies.

The Statement of Additional Information contains more detail on the maximum commission percentages and allowances payable under the policy.

Wholesale Distributor Compensation

MassMutual pays commissions and allowances to Wholesale Distributors authorized to sell the policies on their own behalf. MassMutual pays allowances to Wholesale Distributors who provide Services to a Broker-Dealer in connection with the sales of the policies. MassMutual may also pay compensation to the Wholesale Distributor in the event that the Target Premium for all life insurance products credited to the Wholesale Distributor equals or exceeds preset Target Premium thresholds in certain years (“Progressive Compensation”). The Progressive Compensation payment schedule may vary for specific Wholesale Distributors.

The Target Premium for Wholesale Distributors referenced in this section is premium paid for all MassMutual individual life insurance products credited to the Wholesale Distributor including traditional whole life, term, and universal life insurance policies as well as variable life insurance policies.

The Statement of Additional Information contains more detail on the maximum Wholesale Distributor compensation payable under the policy.

Additional Compensation Paid to MMLISI

Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this policy may have helped these registered representatives and their supervisors qualify for such benefits. MMLISI registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.

Additional Payments to Wholesalers

In addition to the commissions described above, MassMutual may make cash payments to certain Wholesalers to attend sales conferences and educational seminars, thereby promoting awareness of our products. The Wholesaler may use these payments for any reason, including helping offset the costs of the conference or educational seminar.

We may also make cash payments to Wholesalers pursuant to marketing service agreements. These marketing service arrangements vary depending on a number of factors, including the specific level of wholesale support being provided. These payments are not made in connection with the sale of specific policies.

These additional payments are not offered to all Wholesalers and the terms of these arrangements may differ. Any such payments will be paid by MassMutual out of our assets and will not result in any additional direct charge to you. Such payments may give us greater access to the registered representatives of the Broker-Dealers who place business through Wholesalers that

Other Information

receive such payments and may have influenced the way that a Broker-Dealer or Wholesaler marketed the policy.

Compensation in General

The compensation arrangements described in the paragraphs above may have provided a registered representative with an incentive to sell this policy over other available policies whose issuers did not provide such compensation or which provided lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

You may contact, as applicable, MMLISI, your Broker-Dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Legal Proceedings

The Company is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

The Company, together with numerous other defendants, has been named in an adversary proceeding in the Enron bankruptcy. In addition, in June 2005, the Company’s former Chief Executive Officer (“former CEO”) filed a demand for arbitration contesting his termination “for cause” from the Company. In 2006, the arbitration panel ruled that the former CEO’s conduct did not satisfy his Employment Contract’s requirement of a “for cause” termination and awarded him a portion of the compensation and severance benefits specified in the contract. The Company has appealed this ruling to the Massachusetts state court. In 2007, the Company accrued an additional $9 million in expense, including $6 million of interest, bringing the total accrual for this matter to approximately $80 million as of December 31, 2007.

In 2005, the Company received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. Through December 31, 2007, the Company has paid $118 million of the original $268 million accrual. Additionally in 2007, the Company revised this estimate and reduced the liability by $21 million.

It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

The Company is subject to governmental and administrative proceedings and regulatory examinations and investigations in the ordinary course of its business. The Company has cooperated fully with these regulatory agencies with regard to their examinations and investigations and has responded to information requests and comments.

These examinations and investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and (d) marketing, pricing and sales of retirement products. In connection with examinations and investigations, the Company has been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, U.S. Department of Labor, Financial Industry Regulatory Authority,

Other Information

Commonwealth of Massachusetts Division of Insurance, the State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

The Company believes that it is reasonable to expect that regulatory inquiries, examinations and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of the Company’s income for the period.

Financial Statements

We have included our statutory financial statements and those of the Separate Account in the Statement of Additional Information.

Other Information

Appendix A

Hypothetical Examples of the Impact of the Account Value and Premiums on the Policy Death Benefit

Example I ~ Death Benefit Option 1

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,050,000 (Face Amount plus account value).

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit will decrease to $1,030,000.

Example III ~ Death Benefit Option 3

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt
•	Premiums paid under the policy to-date total $40,000

Based on these assumptions,

•	the death benefit is $1,040,000 (Face Amount plus premiums paid).

If you pay an additional $30,000 of premium and the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,070,000.

Hypothetical Examples of Death Benefit Option Changes

Example I ~ Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Face Amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

Appendix A

Example II ~ Change from Option 3 to Option 1

For a change from Option 3 to Option 1, the Face Amount is increased by the amount of the premiums paid to the effective date of the change.

For example, if a policy has a Face Amount of $500,000, and premium payments of $12,000 have been made to-date, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid, or $512,000. If you change from Option 3 to Option 1, the death benefit under Option 1 is equal to the Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the death benefit after the change will remain at $512,000.

Example III ~ Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the Face Amount will be decreased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the account value. Since the death benefit does not change as the result of a Death Benefit Option change, the Face Amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain at $700,000.

Example IV ~ Change from Option 1 to Option 3

For a change from Option 1 to Option 3, the Face Amount will be decreased by the amount of the premiums paid to the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and premiums paid to-date are $30,000, the death benefit under Option 1 is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be decreased from $700,000 under Option 1 to $670,000 under Option 3 and the death benefit after the change will remain at $700,000.

Example V ~ Change from Option 2 to Option 3, or from Option 3 to Option 2

For a change from Option 2 to Option 3 or from Option 3 to Option 2, the Face Amount is changed (increased or decreased) by the difference between the account value and the premiums paid to-date.

For example, if the policy has a Face Amount of $1,000,000 and an account value of $70,000 and premiums paid of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $1,070,000. If you change from Option 2 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased by the difference between the account value and the premiums paid, or $45,000, to $1,045,000 under Option 3, maintaining a death benefit of $1,070,000.

A similar type of change would be made for a change from Option 3 to Option 2.

Appendix A

The Statement of Additional Information (SAI) contains additional information about the Separate Account and the policy. The SAI is legally incorporated into this prospectus by reference and it is legally part of this document. We file the SAI with the Securities and Exchange Commission (“SEC”). The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-551-8090. You may also obtain copies of this information, upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-4644.

For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.

Investment Company Act file number: 811-08075

Securities Act file number: 333-49475

Class (Contract) Identifier: C000027257

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

May 1, 2008

This is not a prospectus. This Statement of Additional Information (“SAI”) should be read in conjunction with the prospectus dated May 1, 2008, for the Variable Universal Life (“VUL”) policy. The VUL policy and its prospectus may be referred to in this SAI.

For a copy of the VUL prospectus, contact your registered representative, our Administrative Office by mail at PO Box 1865, Springfield, Massachusetts, 01102-1865, or by phone (1-800-272-2216), or access the internet at www.massmutual.com, or access the Securities and Exchange Commission website at http://www.sec.gov.

	SAI	Prospectus
General Information and History	2
• Company	2	14
• The Separate Account	2	22

Services	2

Additional Information About the Operation of the Policy and the Registrant
• Purchase of Shares in Underlying Investment Funds	2
• Annual Reports	2
• Incidental Benefits
• Benefits Available by Rider	3	41
• Death Benefit Payment Options	6	39

Underwriters	7	53
• Commissions	7
• Allowances/Overrides	8
• Progressive Compensation	8

Additional Information About Charges
• Sales Load	8	42
• Underwriting Procedures	9
• Increases in Face Amount	10	38

Performance Data	10

Experts	11

Financial Statements	12

Variable Universal Life

Statement of Additional Information

1

GENERAL INFORMATION AND HISTORY

Company

In this Statement of Additional Information, “The Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, and retirement and other products to individual and institutional customers. MassMutual was organized as a mutual life insurance company in the Commonwealth of Massachusetts on May 15, 1851. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

The Separate Account

The Company’s Board of Directors established the Separate Account (Massachusetts Mutual Variable Life Separate Account I) on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Guaranteed Principal Account, the Separate Account, the VUL segment and its divisions.

ADDITIONAL INFORMATION ABOUT THE

OPERATION OF THE POLICY AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the fund’s board will notify the insurers and take appropriate action to eliminate the conflict. Additionally, if the insurer becomes aware of such conflicts, the insurer will work with the underlying fund’s board to resolve the conflict.

Annual Reports

Each year within the 30 days following the policy anniversary date, we will mail the policy owner a report showing the following policy information:

i.	the account value at the beginning of the previous policy year,

ii.	all premiums paid since that time,

iii.	all additions to and deductions from the account value during the year, and

iv.	the account value, death benefit, net surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

Variable Universal Life

Statement of Additional Information

2

Incidental Benefits

Benefits Available by Rider

The following additional benefits are available by rider. You must qualify for the additional benefits and, in most cases, you must request them. The additional benefits are subject to the terms of both the rider and the policy. The cost of each rider is described in the prospectus. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

The terms and conditions of the riders may vary from state to state and are subject to state availability.

Accelerated Death Benefit Rider. This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

An accelerated benefit will be paid when the following requirements are met: (1) we receive the owner’s written request for payment of an accelerated death benefit under the policy, (2) we receive the insured’s written authorization to release medical records to us, (3) we receive the written consent to this request of any assignee and any irrevocable beneficiary under the policy, and (4) we receive proof, satisfactory to us, that the insured has a terminal illness as defined in the rider.

The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.

The amount eligible for acceleration under the rider (the “Eligible Amount”) is equal to the excess of:

•	the base policy death benefit over the policy account value; and

•

the amount payable under any life insurance rider, as long as the rider provides level or increasing coverage for at least two years after the acceleration date. All other riders are excluded from the Eligible Amount.

The owner may accelerate any portion of the Eligible Amount subject to the following limitations:

•	the minimum amount that may be accelerated is $25,000; and

•

the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates.

The benefit payment under this rider will be reduced by:

•	interest at the annual interest rate we have declared for policies in this class; and

•	a fee of not more than $250.

After the accelerated benefit payment is made, this policy will remain in force and premiums and charges will continue in accordance with the policy provisions.

Benefits under the rider may be taxable. The owner should seek tax advice prior to requesting an accelerated death benefit payment.

Variable Universal Life

Statement of Additional Information

3

The rider terminates upon any of the following events:

•	on the date an accelerated benefit payment is made,

•	if the base policy terminates,

•	if the base policy matures,

•	the base policy is changed to a different policy on which the rider is not available, or

•	two years before coverage under the policy is scheduled to terminate.

Where this rider is available, it is included automatically with the policy.

Disability Benefit Rider. This rider provides a disability benefit while the insured is totally disabled as defined in the rider. The rider provides the following monthly benefits if the insured becomes totally disabled:

•

On specific monthly charge dates, we will credit an amount to the account value equal to the specified benefit amount shown on the policy specification page for this rider. This amount will be treated as a net premium.

•	We also will waive the monthly charges due for this policy on specific monthly charge dates.

The benefits will be provided after the insured has been totally disabled for four months and all conditions of the rider have been met.

The benefits under the rider end once the insured is no longer totally disabled, satisfactory proof of continued disability is not provided to us as required, the insured refuses or fails to have an examination we require, or the day before the insured’s attained age 65, unless total disability began before the insured’s attained age 60 in which case the waiver part of the monthly benefit will continue beyond attained age 65 while the insured remains totally disabled.

Guaranteed Insurability Rider. This rider provides the right to increase the face amount of the policy without evidence of insurability on certain option dates as defined in the rider. A written application is required, however, to elect an increase in the face amount. The completed application and any premium payment needed for the increase must be received at our Administrative Office by the end of the option period.

There are two types of option dates, regular and substitute. Regular option dates coincide with the policy anniversary nearest the insured’s 25th birthday and end with the policy anniversary nearest the insured’s 46th birthday. Substitute option dates occur 91 days after the insured’s marriage, the birth of the insured’s child or adoption of a child by the insured. In the event of multiple births, the maximum increase will be the benefit amount listed in the policy’s Schedule Page multiplied by the number of children born (up to a maximum of three).

A substitute option date can be exercised only if there is a subsequent regular option date. When exercising a substitute option date, the subsequent regular option date cannot be exercised. Failure to exercise an option date does not impact your ability to exercise a future option.

The rider option amount is subject to a maximum limit of $125,000, or, if less, two times the face amount of the base policy on the effective date of an increase in the rider option amount.

The rider terminates:

•	after the last regular option date as defined in the rider,

•	following election of the last face amount increase that may be elected under the rider,

Variable Universal Life

Statement of Additional Information

4

•	a decrease in the policy’s face amount,

•	if the policy is changed to another policy under which this rider is not available, or

•	if the policy terminates.

Other Insured Rider. This rider provides level term insurance on the life of up to two insureds, one of which is the insured named in the base policy. The other insured must be the base policy insured’s spouse or child. The coverage for the insured under the rider is convertible for a limited amount of time.

While the policy insured is living and prior to the other insured’s attained age 70, the rider may be fully or partially converted to a flexible premium adjustable variable life policy offered at the time of conversion. The cost for the new policy will be based on the other insured’s attained age at the time of conversion. No evidence of insurability is required to convert the rider coverage.

If the insured under the rider is not the base policy insured, the rider may be converted upon the death of the insured (but only before attained age 70 of the other insured). Conversion upon the death of the base policy insured may be made at any time up to 90 days of the date we receive due proof of the base policy insured’s death.

The rider terminates on the latest rider expiration date shown in the rider’s policy specifications for an other insured, on the expiration of the 90-day conversion period following the death of the base policy insured, at the end of the grace period for any unpaid premium under the policy, upon termination of the base policy for any other reason, if the base policy is changed to a different policy on which the rider is not available, or at conversion of the remaining rider face amount under the rider.

Substitute of Insured Rider. This rider allows you to substitute a new insured in place of the current insured under the policy without incurring surrender charges. A substitute of insured is allowed if the policy is in force, you have an insurable interest in the life of the substitute insured, and the age of the substitute insured on the policy date is within the issue age range as specified in the rider.

An application and evidence of insurability satisfactory to us is required for the substitute insured.

All monthly charges after the substitution of the insured will be based on the life and risk class of the substitute insured.

The rider terminates upon the current insured’s attained age 75, at the time of the exercise of the rider, if the policy is changed to a different policy under which the rider is not available, or if the policy terminates for any other reason.

The rider is included automatically with the policy.

Substituting a new insured under the policy may have adverse tax consequences under the current federal tax law. Please consult your tax advisor.

Waiver of Monthly Charges Rider. Under this rider, we will waive the monthly charges due for the policy while the insured is totally disabled as defined in the rider.

The benefit will be provided once the insured has been totally disabled for four months and all the provisions of the rider have been met. The benefits will end when the insured is no longer totally disabled, satisfactory proof of continued total disability is not given to us as required, or the day before the insured’s attained age 65 if the disability began when the insured was attained age 60 or older.

Variable Universal Life

Statement of Additional Information

5

Death Benefit Payment Options

The table below provides additional information about the death benefit payment options listed in the prospectus. None of these benefits depend on the performance of the Separate Account or the Guaranteed Principal Account. Once payments have begun, only the specified amount and interest options may be changed.

Installments for a Specified Period	Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.
Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period. This benefit may be increased by the Alternate Life Income provision.
Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.
Installments of a Specified Amount	Fixed amount payments. The total amount paid during the first year must be at least 6% of the total amount applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.
Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether or not the named person lives until all payments have been made. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives. This benefit may be increased by the Alternate Life Income provision.
Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living, or for 10 years if longer. When one dies (but not before the 10 years has elapsed), we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. After the 10 years has elapsed, payments stop when both named persons have died. This benefit may be increased by the Alternate Life Income provision.
Alternate Life Income	The named person(s) can elect to receive an alternate life income instead of receiving income based on the rates shown in the payment option rates tables. The election must be made at the time the income is to begin. The monthly alternate life income must be at least equal to the monthly income provided by a new single premium immediate annuity (first payment immediate) based on our published rates then in use when the payment option is elected. The alternate life income will not be available if we are not offering new single premium immediate annuities at the time of election.

Variable Universal Life

Statement of Additional Information

6

UNDERWRITERS

MML Distributors, LLC (“MML Distributors”), 1295 State Street, Springfield, Massachusetts 01111-0001, is the principal underwriter of the policy. MML Distributors is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). MML Distributors is a wholly owned subsidiary of the Depositor. MML Distributors receives compensation for its activities as the underwriter of the policy.

Pursuant to the Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the policies utilizing the Separate Account. Compensation paid to and retained by MML Distributors in 2005 was $72,566. In 2006, the compensation was $334,235 and in 2007 it was $229,076.

MML Investors Services, Inc. ("MMLISI"), which is located at 1295 State Street, Springfield, Massachusetts 01111-0001, acts as a retail distributor for the policy pursuant to a services agreement with the Depositor. Under this agreement, MMLISI performs supervisory and other services related to distribution of the policies utilizing the Separate Account. In 2007, MMLISI received $2,526,430 as compensation for its services under this agreement. In 2006, the compensation was $2,557,679 and in 2005 it was $940,851.

The offering is on a continuous basis.

The compensation arrangements described in the paragraphs below may provide a registered representative with an incentive to sell the policy over other available policies whose issuers do not provide such compensation or which provide lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in the prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Your registered representative typically receives a portion of the compensation that is payable to his or her Broker-Dealer, depending on the agreement between the representative and his firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated Broker-Dealer. You may contact, as applicable, MMLISI, your Broker-Dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Commissions

We pay some commissions as a percentage of the premium paid in each year of coverage. The commissions distinguish between premiums paid up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender, and risk classification of the insured. We also pay commissions as a percentage of the average monthly account value in each Policy Year after the first Policy Year.

The maximum commission percentages we pay to MMLISI registered representatives and Broker-Dealers (including Wholesale Distributors who are Broker-Dealers) are:

First Year Commission	Commission in Year 2	Commission in Years 3-10	Commission in Years 11+
50% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	5% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	3% (5% for MMLISI registered representatives during years 3-5) of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	1% of premium paid up to the Target Premium and 1% of premium paid in excess of the Target Premium

Variable Universal Life

Statement of Additional Information

7

We also pay a commission of 0.15% of the average monthly account value during the year after the first Policy Year.

Commissions and other allowances will be paid through MMLISI and MML Distributors to agents and selling brokers for selling the policy, VUL. During the last three years, commissions, as defined in the prospectus, were paid through MML Distributors and MMLISI as shown below.

Year	MML Distributors	MMLISI
2007	$27,119	$721,754
2006	$24,980	$819,861
2005	$33,124	$1,052,913

Allowances / Overrides

MassMutual, through MML Distributors, pays expense reimbursement and other allowances in connection with the sale of the policies. The maximum allowance percentage we pay to Broker-Dealers (who are not Wholesalers) is 92% of the first year commission.

Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency.

The maximum allowance percentage we pay to Wholesale Distributors is 98% of the first Policy Year commission. The maximum overrides we pay to Wholesale Distributors are as follows: 2% of premium paid up to the Target Premium in Policy Years 2-10, 1% of premium paid over the Target Premium in all Policy Years, and 0.01% of the average monthly account value during the year after the first Policy Year.

Progressive Compensation

MassMutual may pay Progressive Compensation to Wholesale Distributors for Services in the event that the Target Premium placed through the Wholesale Distributor equals or exceeds preset Target Premium projections in certain years. The Progressive Compensation payment schedule for Wholesale Distributors may vary for specific Wholesale Distributors.

A Wholesale Distributor may qualify for a maximum of 15% of Target Premium in the first Policy Year if the Wholesale Distributor has typically produced more than $500,000 in Target Premium, which may be negotiated or eliminated. The maximum Progressive Compensation paid to a Wholesale Distributor in subsequent Policy Years is as follows: 3% of Target Premium during Policy Years 2-5.

The Target Premium includes premium paid for other MassMutual individual life insurance products placed through the Wholesale Distributor including traditional whole life, term, and universal life insurance policies as well as variable life insurance policies.

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We deduct a premium expense charge from each premium payment you make. The deduction is taken before any premium is applied to the policy. The maximum we will deduct is 7.5% of premium up to the premium expense factor, and 5.0% of premium over the premium expense factor. The premium expense factors are contained in a table that is maintained by the Company. The factors are based on the issue age, gender, and risk classification of the insured.

Variable Universal Life

Statement of Additional Information

8

There is a charge if you fully surrender your policy or if you decrease the face amount. We may also take any applicable surrender charges if your policy lapses. Generally, these charges will apply during:

•	the first 14 years of coverage, and

•	the first 14 years after each increase in selected face amount.

However, in no event will we deduct surrender charges after the insured’s attained age 99.

This surrender charge is also sometimes called a “deferred sales load”. The charge compensates us for expenses incurred in issuing the policy, and for face amount increases, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the guaranteed principal account (excluding debt) in proportion to the values in each on the effective date of the surrender or decrease in face amount.

We calculate surrender charges separately for the initial face amount and for each increase in the face amount. They are based on the policy’s face amount, the insured’s age, gender, risk classification, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial face amount and all face amount increases.

Your policy’s surrender charges will be listed in your policy. For the first year of coverage, the charge was based on the expense premium for that coverage. It was equal to the expense premium of the policy for standard risks multiplied by 140%.

The surrender charge is equal to the first year surrender charge multiplied by the following annual percentages:

Year	%	Year	%
1	100	8	50
2	93	9	43
3	86	10	36
4	79	11	29
5	71	12	21
6	64	13	14
7	57	14	7

In no case, however, will the surrender charge ever exceed $50 per $1,000 of face amount.

Subject to product and state availability, an endorsement to your variable life insurance policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange the policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call our Administrative Office.

Underwriting Procedures

Before issuing a policy we required evidence of insurability. This means that, (1) you had to complete an application and submit it to our Administrative Office, and (2) we usually required that the insured have a medical examination. Acceptance was subject to completion of all underwriting requirements and our underwriting rules.

Variable Universal Life

Statement of Additional Information

9

Insurance charges will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the policy specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), male or female (unisex rates may be required in some states), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday.

Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 CSO, male or female (unisex rates may be required in some situations), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.

There are three non-rated classes: select preferred, preferred non-tobacco, and preferred tobacco.

Increases in Face Amount

A face amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has a distinct issue age and risk class.

It is possible for risk classes of prior segments to change in order to match the risk class of a new segment. In cases where the risk classes are different, the Company may change the risk class of prior segments if doing so will reduce the insurance charges associated with the prior segments. However, the Company will not change the risk classes of prior segments when the face amount increase coincides with a conversion of an existing term life insurance policy, unless evidence of insurability acceptable to us is provided. In addition, the Company will not change the risk classes of prior segments if doing so will increase the insurance charges associated with the prior segments. Changing the risk classes of prior segments may impact the maximum premium limits, MEC premiums and minimum death benefit under the Cash Value Accumulation Test.

If you increase the face amount, the insurance charge and face amount charge will increase. In addition, a separate surrender charge schedule will apply during the first 14 years of the segment’s coverage.

Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount. The premium allocation will be made on a pro rata basis using the premium expense factor for each segment. If the account value (or the net surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we may require a payment sufficient to increase the account value to such amount.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under the policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These performance returns are determined by calculating what a $1 investment in the fund would have earned over the stated period of time.

Variable Universal Life

Statement of Additional Information

10

These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported. You may, however, consider the rates of returns we report in assessing the competence and performance of the funds’ investment advisers.

We currently post investment performance reports for VUL on our Web site at www.massmutual.com. You can also request a copy of the most recent report from your registered representative or by calling our Administrative Office at 1-800-272-2216, Monday – Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.

We may also distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the accumulation unit values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

EXPERTS

The financial statements of Massachusetts Mutual Variable Life Separate Account I (“the Account”) as of December 31, 2007 and for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company as of December 31, 2007 and 2006, and for each of the years in the three-year period ended December 31, 2007, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated March 6, 2008 includes explanatory language that states that the Account has restated the financial highlights for 2005 and 2004 to reflect adjustments to the investment income ratios for certain divisions. In addition, the KPMG LLP audit report refers to other auditors whose report on the financial highlights of Massachusetts Mutual Variable Life Separate Account I, for the year ended December 31, 2003, dated February 23, 2005, expressed an unqualified opinion on those financial highlights. The KPMG LLP audit report dated February 22, 2008 includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

Variable Universal Life

Statement of Additional Information

11

FINANCIAL STATEMENTS

The Registrant
Report of Independent Registered Public Accounting Firm
Statement of Assets and Liabilities as of December 31, 2007
Statements of Operations and Changes in Net Assets for the years ended December 31, 2007 and 2006
Notes to Financial Statements

The Depositor
Independent Auditors’ Report
Statutory Statements of Financial Position as of December 31, 2007 and 2006
Statutory Statements of Income for the years ended December 31, 2007, 2006, and 2005
Statutory Statements of Changes in Surplus for the years ended December 31, 2007, 2006, and 2005
Statutory Statements of Cash Flows for the years ended December 31, 2007, 2006, and 2005
Notes to Statutory Financial Statements

Variable Universal Life

Statement of Additional Information

12

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Policy Owners of Massachusetts Mutual Variable Life Separate Account I:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Life Separate Account I (comprised of the divisions listed in Note 3) (collectively, “the Account”) as of December 31, 2007, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and the financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for the year ended December 31, 2003, were audited by other auditors whose report thereon dated February 23, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2007, and the results of its operations and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in note 2, in 2006, the Account has restated the financial highlights for 2005 and 2004 to reflect adjustments to the investment income ratios for certain divisions.

/s/    KPMG LLP

Boston, MA

March 6, 2008

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division

										(Initial)	(Service)
ASSETS
Investments
Number of shares	44,058	66,404	128,299	3,090,296	176,365	1,457,071	647,221	457,243	447,901	1,799,106	287,674	4,088

Identified cost	$670,020	$1,344,890	$1,600,472	$21,298,158	$1,460,424	$11,615,251	$10,990,549	$17,948,556	$6,002,655	$47,924,100	$7,921,889	$132,575

Value	$540,148	$1,597,670	$1,937,309	$26,143,904	$2,091,686	$10,884,320	$11,902,386	$19,323,110	$6,588,625	$50,195,053	$7,997,337	$183,941
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	166	3,729	901	-	797	10,420	5,502	-	7,320	48,565	69,584	2,917

Total assets	540,314	1,601,399	1,938,210	26,143,904	2,092,483	10,894,740	11,907,888	19,323,110	6,595,945	50,243,618	8,066,921	186,858

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	41,957	-	-	-	345	-	-	-	-

NET ASSETS	$540,314	$1,601,399	$1,938,210	$26,101,947	$2,092,483	$10,894,740	$11,907,888	$19,322,765	$6,595,945	$50,243,618	$8,066,921	$186,858

Outstanding Units
Policy owners	437,087	1,013,954	2,838,892	20,608,539	1,869,633	6,649,890	7,313,808	11,276,548	4,213,758	26,526,742	4,437,127	215,766

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Variable Life Select	-	-	-	1.24	-	-	-	-	-	1.82	-	-
Survivorship Variable Universal Life	1.27	1.62	0.77	1.47	-	1.68	1.67	1.77	1.60	2.29	-	-
Survivorship Variable Universal Life II	1.27	1.62	0.77	1.17	-	1.68	1.67	1.77	1.54	1.66	-	-
Variable Universal Life	1.25	1.60	0.76	1.33	-	1.65	1.65	1.74	1.51	1.96	-	-
Variable Universal Life II (Note 1)
Tier 1	1.24	1.58	0.67	1.27	-	1.64	1.63	1.73	1.57	1.88	-	-
VUL GuardSM (Note 1)
Tier 1	1.26	1.60	1.66	1.69	-	1.66	1.65	1.75	1.94	2.17	-	-
Tier 2	1.06	1.46	1.23	1.44	-	1.42	1.48	1.46	1.44	1.81	-	-
Tier 3	1.05	1.45	1.22	1.42	-	1.40	1.46	1.44	1.42	1.79	-	-
Tier 4	1.05	1.45	1.23	1.43	-	1.41	1.47	1.45	1.43	1.80	-	-
Survivorship VUL GuardSM (Note 1)
Tier 1	1.01	1.37	1.42	1.33	-	1.27	1.39	1.38	1.40	1.71	-	-
Tier 2	1.01	1.37	1.42	1.33	-	1.27	1.40	1.38	1.41	1.72	-	-
Tier 3	1.02	1.37	1.43	1.33	-	1.28	1.40	1.39	1.41	1.72	-	-
Large Case Variable Life Plus®	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	1.14	-	1.93	-	-	-	-	-	-
Strategic Variable Life® Plus	-	-	-	1.11	1.12	1.88	-	-	-	-	1.87	0.87
Strategic Group Variable Universal Life®	-	-	-	1.27	-	1.57	-	-	-	-	1.80	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2007

	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Capital Growth Division	Goldman Sachs VIT Growth and Income Division	Goldman Sachs VIT Mid Cap Value Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	Janus Aspen Worldwide Growth Division

							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
ASSETS
Investments
Number of shares	407,660	662,476	14,293	215,918	37,228	30,639	11,680	54,388	401,588	1,737	263,023	3,228

Identified cost	$7,114,475	$6,983,550	$197,795	$3,477,679	$428,074	$404,516	$328,602	$1,497,654	$9,668,785	$50,182	$7,053,350	$89,504

Value	$6,970,986	$8,433,313	$179,090	$3,027,169	$512,253	$403,216	$350,981	$1,690,393	$16,537,375	$70,862	$9,292,588	$113,078
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	8,668	1,015	-	-	1,274	-	6,073	636	15,897	-	1,675	-

Total assets	6,979,654	8,434,328	179,090	3,027,169	513,527	403,216	357,054	1,691,029	16,553,272	70,862	9,294,263	113,078

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	14	115	-	25	-	-	-	25	-	37

NET ASSETS	$6,979,654	$8,434,328	$179,076	$3,027,054	$513,527	$403,191	$357,054	$1,691,029	$16,553,272	$70,837	$9,294,263	$113,041

Outstanding Units
Policy owners	3,550,544	8,013,664	120,152	1,014,106	328,008	327,110	270,545	1,118,039	11,272,793	33,767	9,795,521	72,956

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Variable Life Select	-	-	-	-	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	2.03	1.13	-	-	-	-	-	1.55	-	-	-	-
Survivorship Variable Universal Life II	2.03	0.96	-	-	-	-	-	1.55	1.24	-	0.82	-
Variable Universal Life	2.00	0.94	-	-	-	-	-	1.53	1.21	-	0.80	-
Variable Universal Life II (Note 1)
Tier 1	1.98	1.06	-	-	-	-	-	1.51	1.63	-	1.07	-
VUL GuardSM (Note 1)
Tier 1	2.00	1.55	-	-	-	-	-	1.53	-	2.28	-	1.74
Tier 2	1.60	1.37	-	-	-	-	-	1.43	-	2.06	-	1.47
Tier 3	1.59	1.35	-	-	-	-	-	1.41	-	2.04	-	1.45
Tier 4	1.59	1.36	-	-	-	-	-	1.42	-	2.04	-	1.46
Survivorship VUL GuardSM (Note 1)
Tier 1	1.43	1.31	-	-	-	-	-	1.38	-	1.91	-	1.49
Tier 2	1.43	1.32	-	-	-	-	-	1.38	-	1.92	-	1.49
Tier 3	1.44	1.32	-	-	-	-	-	1.39	-	1.92	-	1.50
Large Case Variable Life Plus®	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	1.32	1.53	3.06	-	1.40	-	-	1.22	-	0.80	-
Strategic Variable Life® Plus	-	1.13	1.45	2.96	1.57	1.21	1.32	-	1.20	-	0.78	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2007

	MFS® Emerging Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division

ASSETS
Investments
Number of shares	83,143	8,950	148,963	105,726	1,682,398	263,610	91,345	4,839,466	7,090,313	417,664	256,475	783,678

Identified cost	$1,589,261	$182,759	$2,314,834	$1,516,021	$25,724,207	$1,594,943	$961,016	$112,049,433	$97,169,049	$2,882,554	$2,711,761	$8,278,422

Value	$2,079,401	$210,505	$2,477,253	$2,144,131	$29,701,930	$1,953,089	$924,258	$113,067,763	$127,909,251	$3,200,449	$2,710,936	$10,355,757
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	20,119	-	2,430	3,168	-	380	9,904	-	15,149	-	17,127	376

Total assets	2,099,520	210,505	2,479,683	2,147,299	29,701,930	1,953,469	934,162	113,067,763	127,924,400	3,200,449	2,728,063	10,356,133

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	29	-	-	4,978	-	-	11,402	-	1,087	-	-

NET ASSETS	$2,099,520	$210,476	$2,479,683	$2,147,299	$29,696,952	$1,953,469	$934,162	$113,056,361	$127,924,400	$3,199,362	$2,728,063	$10,356,133

Outstanding Units
Policy owners	1,741,514	125,171	1,493,038	1,598,463	15,415,728	1,822,362	570,634	51,883,929	78,763,001	4,047,822	2,211,272	7,481,556

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$4.51	$-	$-	$5.48	$1.06	$-	$-	$-
Variable Life Select	-	-	-	-	2.09	-	-	2.37	1.16	-	-	-
Survivorship Variable Universal Life	-	1.74	1.66	-	1.36	1.09	1.71	1.32	1.42	0.91	1.27	1.48
Survivorship Variable Universal Life II	-	1.74	1.66	-	1.31	1.09	1.71	1.32	1.09	0.68	1.27	1.48
Variable Universal Life	-	1.72	1.63	-	1.29	1.07	1.68	1.26	1.26	0.66	1.25	1.45
Variable Universal Life II (Note 1)
Tier 1	-	1.70	1.62	-	1.31	1.08	1.67	1.25	1.22	0.84	1.23	1.40
VUL GuardSM (Note 1)
Tier 1	-	1.72	1.64	-	1.50	1.97	1.69	1.77	1.68	1.31	1.20	1.79
Tier 2	-	1.53	1.26	-	1.36	1.38	1.46	1.51	1.45	1.16	1.15	1.51
Tier 3	-	1.52	1.24	-	1.35	1.36	1.44	1.50	1.44	1.15	1.14	1.49
Tier 4	-	1.52	1.25	-	1.36	1.37	1.45	1.51	1.44	1.15	1.15	1.50
Survivorship VUL GuardSM (Note 1)
Tier 1	-	1.47	1.44	-	1.30	1.52	1.39	1.40	1.37	1.17	1.10	1.39
Tier 2	-	1.48	1.45	-	1.30	1.53	1.39	1.40	1.38	1.17	1.10	1.40
Tier 3	-	1.48	1.45	-	1.31	1.53	1.39	1.41	1.38	1.17	1.11	1.40
Large Case Variable Life Plus®	-	-	-	-	3.73	-	-	4.46	2.52	-	-	-
Strategic Variable Life®	1.39	-	2.05	1.42	2.17	0.70	-	2.47	2.04	0.63	-	-
Strategic Variable Life® Plus	1.19	-	1.84	1.27	1.27	0.68	-	1.24	1.21	0.61	-	1.29
Strategic Group Variable Universal Life®	1.16	-	1.70	1.22	-	-	-	1.10	1.62	0.84	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2007

	MML Managed Bond Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division

ASSETS
Investments
Number of shares	5,456,440	26,015,886	279,856	1,394,225	507,275	296,798	195,242	1,464,930	1,135,478	2,295,812	1,573,112	7,948,847

Identified cost	$66,977,356	$25,989,482	$1,186,811	$14,736,382	$6,684,399	$4,355,621	$3,088,644	$51,650,350	$12,549,674	$63,612,963	$12,872,493	$12,318,614

Value	$67,011,936	$25,992,030	$1,482,246	$12,569,371	$8,633,526	$3,336,235	$3,203,926	$69,115,387	$12,558,389	$84,026,736	$12,506,239	$16,931,044
Dividends receivable	-	85,541	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	22,553	100,918	295	-	10,103	11,073	5,330	39,980	3,863	-	15,052	-

Total assets	67,034,489	26,178,489	1,482,541	12,569,371	8,643,629	3,347,308	3,209,256	69,155,367	12,562,252	84,026,736	12,521,291	16,931,044

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	5,471	-	-	-	-	-	15,735	-	13,035

NET ASSETS	$67,034,489	$26,178,489	$1,482,541	$12,563,900	$8,643,629	$3,347,308	$3,209,256	$69,155,367	$12,562,252	$84,011,001	$12,521,291	$16,918,009

Outstanding Units
Policy owners	31,318,605	21,676,978	1,457,456	8,290,756	6,396,117	1,797,556	1,809,949	44,723,060	8,801,503	35,640,444	8,451,774	9,340,170

UNIT VALUE
Variable Life Plus	$3.66	$2.16	$-	$-	$-	$-	$-	$-	$-	$1.54	$-	$-
Variable Life Select	1.98	1.48	-	1.63	-	-	-	3.34	-	4.18	-	-
Survivorship Variable Universal Life	1.63	1.33	1.11	1.44	1.53	1.92	-	1.70	1.39	2.75	1.45	1.76
Survivorship Variable Universal Life II	1.58	1.22	1.11	1.60	1.22	1.92	-	1.03	1.55	1.57	1.44	1.76
Variable Universal Life	1.54	1.26	1.09	1.74	1.20	1.89	-	1.50	1.52	2.62	1.41	1.73
Variable Universal Life II (Note 1)
Tier 1	1.36	1.12	1.02	1.43	1.47	1.88	-	1.11	1.37	1.70	1.38	1.61
VUL GuardSM (Note 1)
Tier 1	1.20	1.11	1.83	1.56	2.02	1.90	-	1.68	1.20	2.38	1.33	2.97
Tier 2	1.18	1.10	1.43	1.26	1.51	1.45	-	1.42	1.18	1.79	1.22	2.05
Tier 3	1.17	1.09	1.41	1.24	1.49	1.44	-	1.40	1.17	1.77	1.21	2.03
Tier 4	1.17	1.09	1.42	1.25	1.50	1.44	-	1.41	1.17	1.78	1.21	2.03
Survivorship VUL GuardSM (Note 1)
Tier 1	1.13	1.10	1.47	1.25	1.56	1.39	-	1.38	1.12	1.70	1.14	2.00
Tier 2	1.13	1.10	1.48	1.26	1.56	1.40	-	1.39	1.13	1.70	1.15	2.01
Tier 3	1.14	1.10	1.48	1.26	1.57	1.40	-	1.39	1.13	1.71	1.15	2.01
Large Case Variable Life Plus®	3.21	1.89	-	-	-	-	-	-	-	4.13	2.16	-
Strategic Variable Life®	2.02	1.53	0.49	-	1.12	-	2.67	3.51	1.94	4.43	2.04	2.23
Strategic Variable Life® Plus	1.54	-	0.48	1.83	1.10	-	1.67	1.45	1.49	2.54	1.38	2.08
Strategic Group Variable Universal Life®	1.51	-	-	1.68	-	-	1.76	1.83	1.58	2.85	1.42	2.32

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2007

	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer MidCap Division	Oppenheimer Money Division		Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

ASSETS
Investments
Number of shares	844,471	253,386	833,577		12,786,041	2,914,394	676,615	649,769	363,538	411,711	67,476	1,873,345	74,518	610,859

Identified cost	$16,883,224	$4,367,943	$35,144,771		$12,786,041	$14,638,401	$1,275,568	$894,174	$3,531,693	$9,682,011	$329,824	$40,237,668	$1,460,409	$9,430,045

Value	$21,626,897	$4,611,619	$45,071,535		$12,786,041	$16,204,028	$1,562,980	$994,147	$4,293,384	$9,753,428	$333,333	$46,871,103	$1,645,357	$12,369,885
Dividends receivable	-	-	-		12,953	-	-	-	-	-	1,169	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	4,278	-	2,382		100,632	18,998	362	87	6,565	9,432	-	2,311	1,635	13,903

Total assets	21,631,175	4,611,619	45,073,917		12,899,626	16,223,026	1,563,342	994,234	4,299,949	9,762,860	334,502	46,873,414	1,646,992	12,383,788
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	2,351	-		-	-	-	-	-	-	4	-	-	-

NET ASSETS	$21,631,175	$4,609,268	$45,073,917	$	`12,899,626	$16,223,026	$1,563,342	$994,234	$4,299,949	$9,762,860	$334,498	$46,873,414	$1,646,992	$12,383,788

Outstanding Units
Policy owners	16,805,849	2,060,137	28,919,595		9,944,623	9,319,044	1,470,155	772,868	2,602,779	5,618,495	237,878	23,407,847	1,484,920	7,407,487

UNIT VALUE
Variable Life Plus	$-	$-	$-		$-	$-	$-	$-	$-	$-	$-	$1.70	$-	$-
Variable Life Select	-	-	2.42		-	2.30	-	-	-	-	-	2.14	-	-
Survivorship Variable Universal Life	1.34	-	1.40		-	1.80	-	-	1.70	1.78	-	2.51	-	1.78
Survivorship Variable Universal Life II	1.14	-	0.70		-	1.76	-	-	1.70	1.78	-	1.82	-	1.67
Variable Universal Life	1.12	-	1.39		-	1.77	-	-	1.68	1.76	-	2.36	-	1.64
Variable Universal Life II (Note 1)
Tier 1	1.26	-	1.13		-	1.64	-	-	1.66	1.74	-	1.76	-	1.66
VUL GuardSM (Note 1)
Tier 1	1.66	-	1.75		-	1.41	-	-	1.68	1.76	-	2.17	-	2.37
Tier 2	1.43	-	1.42		-	1.32	-	-	1.47	1.53	-	1.72	-	1.90
Tier 3	1.41	-	1.41		-	1.30	-	-	1.45	1.52	-	1.70	-	1.88
Tier 4	1.42	-	1.41		-	1.31	-	-	1.46	1.52	-	1.71	-	1.89
Survivorship VUL GuardSM (Note 1)
Tier 1	1.36	-	1.40		-	1.25	-	-	1.42	1.39	-	-	-	1.75
Tier 2	1.37	-	1.41		-	1.26	-	-	1.43	1.39	-	-	-	1.75
Tier 3	1.37	-	1.41		-	1.26	-	-	1.43	1.40	-	-	-	1.76
Large Case Variable Life Plus®	-	-	2.66		-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	3.17	2.29	2.56		1.56	2.38	-	-	-	-	-	2.61	1.32	-
Strategic Variable Life® Plus	1.31	2.23	1.28		1.27	1.75	1.04	1.21	-	-	1.41	2.34	1.15	-
Strategic Group Variable Universal Life®	1.41	2.23	1.44		1.33	1.78	1.07	1.29	-	-	-	2.19	1.09	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2007

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division
										(Initial)	(Service)

Investment income
Dividends	$11,396	$-	$-	$471,522	$10,700	$179,196	$251,325	$292,479	$56,763	$449,007	$64,140	$950

Expenses
Mortality and expense risk fees	4,429	10,228	13,740	176,914	10,830	81,846	76,660	131,633	47,548	290,703	51,669	984

Net investment income (loss)	6,967	(10,228)	(13,740)	294,608	(130)	97,350	174,665	160,846	9,215	158,304	12,471	(34)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	11,889	41,691	55,453	653,470	15,300	(20,579)	149,154	337,543	241,556	996,485	236,446	15,000
Realized gain distribution	43,024	-	-	-	-	929,255	348,068	584,921	415,985	11,965,094	1,914,013	151

Realized gain (loss)	54,913	41,691	55,453	653,470	15,300	908,676	497,222	922,464	657,541	12,961,579	2,150,459	15,151

Change in net unrealized appreciation/depreciation of investments	(215,363)	121,332	75,988	(1,187,947)	258,106	(1,667,426)	(131,230)	(450,572)	(853,078)	(6,119,514)	(1,047,210)	22,370

Net gain (loss) on investments	(160,450)	163,023	131,441	(534,477)	273,406	(758,750)	365,992	471,892	(195,537)	6,842,065	1,103,249	37,521

Net increase (decrease) in net assets resulting from operations	(153,483)	152,795	117,701	(239,869)	273,276	(661,400)	540,657	632,738	(186,322)	7,000,369	1,115,720	37,487

Capital transactions:
Transfer of net premiums	187,314	396,216	389,454	4,019,571	350,741	2,575,409	2,977,173	5,547,971	1,153,941	8,208,889	778,104	17,981
Transfers due to death benefits	(519)	(958)	(1,303)	(33,413)	-	(4,246)	(3,542)	(1,554)	(3,086)	(378,622)	(55,154)	-
Transfers due to withdrawal of funds	(10,431)	(22,127)	(30,518)	(721,147)	(1,778)	(1,157,307)	(201,531)	(407,634)	(102,798)	(1,183,009)	(344,295)	(4,416)
Transfers due to policy loans, net of repayments	(2,404)	(6,023)	(13,796)	(438,892)	-	(117,592)	(247,666)	(445,628)	(108,280)	(933,702)	(9,148)	(94)
Transfers due to charges for administrative and insurance costs	(62,487)	(145,219)	(185,798)	(1,580,876)	(21,406)	(682,585)	(1,037,839)	(1,961,728)	(454,881)	(3,563,241)	(102,369)	(1,643)
Transfers between divisions and to/from Guaranteed Principal Account	12,105	(38,648)	(1,169)	(44,564)	17,886	21,254	888,305	890,640	15,409	1,298,335	478,405	(45,389)

Net increase (decrease) in net assets resulting from capital transactions	123,578	183,241	156,870	1,200,679	345,443	634,933	2,374,900	3,622,067	500,305	3,448,650	745,543	(33,561)

Total increase (decrease)	(29,905)	336,036	274,571	960,810	618,719	(26,467)	2,915,557	4,254,805	313,983	10,449,019	1,861,263	3,926

NET ASSETS, at beginning of the year	570,219	1,265,363	1,663,639	25,141,137	1,473,764	10,921,207	8,992,331	15,067,960	6,281,962	39,794,599	6,205,658	182,932

NET ASSETS, at end of the year	$540,314	$1,601,399	$1,938,210	$26,101,947	$2,092,483	$10,894,740	$11,907,888	$19,322,765	$6,595,945	$50,243,618	$8,066,921	$186,858

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2007

	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Capital Growth Division	Goldman Sachs VIT Growth and Income Division	Goldman Sachs VIT Mid Cap Value Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	Janus Aspen Worldwide Growth Division
							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)

Investment income
Dividends	$43,363	$15,472	$3,310	$24,333	$6,851	$4,517	$8,566	$35,295	$49,630	$103	$68,870	$626

Expenses
Mortality and expense risk fees	48,138	55,725	1,716	16,178	2,858	3,003	4,152	10,549	91,378	442	59,031	783

Net investment income (loss)	(4,775)	(40,253)	1,594	8,155	3,993	1,514	4,414	24,746	(41,748)	(339)	9,839	(157)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	147,641	203,939	58,379	20,359	22,191	84,229	180,858	21,919	797,604	7,606	278,599	2,256
Realized gain distribution	445,898	-	17,043	450,286	53,870	31,696	-	-	-	-	-	-

Realized gain (loss)	593,539	203,939	75,422	470,645	76,061	115,925	180,858	21,919	797,604	7,606	278,599	2,256

Change in net unrealized appreciation/depreciation of investments	(859,124)	540,040	(67,817)	(415,217)	(48,268)	(129,719)	(96,218)	83,794	3,516,976	10,377	402,464	5,908

Net gain (loss) on investments	(265,585)	743,979	7,605	55,428	27,793	(13,794)	84,640	105,713	4,314,580	17,983	681,063	8,164

Net increase (decrease) in net assets resulting from operations	(270,360)	703,726	9,199	63,583	31,786	(12,280)	89,054	130,459	4,272,832	17,644	690,902	8,007

Capital transactions:
Transfer of net premiums	2,142,219	1,139,877	23,529	355,744	23,746	62,020	37,028	441,372	1,890,570	11,704	1,534,526	11,824
Transfers due to death benefits	(2,827)	(1,927)	-	-	-	-	-	(121)	(283,109)	-	(7,200)	-
Transfers due to withdrawal of funds	(158,273)	(170,809)	(18,119)	(23,778)	(14,770)	-	(987,651)	(32,851)	(385,913)	(525)	(243,890)	(14)
Transfers due to policy loans, net of repayments	(127,623)	(121,688)	-	(307)	(123)	-	-	(33,493)	(260,353)	(5,832)	(221,270)	-
Transfers due to charges for administrative and insurance costs	(760,807)	(549,960)	(7,028)	(101,988)	(7,510)	(42,360)	(11,536)	(172,065)	(866,809)	(1,560)	(562,688)	(2,105)
Transfers between divisions and to/from Guaranteed Principal Account	407,729	(5,538)	(194,182)	(293,533)	37,576	(260,404)	19,860	62,435	523,713	2,532	360,294	1,300

Net increase (decrease) in net assets resulting from capital transactions	1,500,418	289,955	(195,800)	(63,862)	38,919	(240,744)	(942,299)	265,277	618,099	6,319	859,772	11,005

Total increase (decrease)	1,230,058	993,681	(186,601)	(279)	70,705	(253,024)	(853,245)	395,736	4,890,931	23,963	1,550,674	19,012

NET ASSETS, at beginning of the year	5,749,596	7,440,647	365,677	3,027,333	442,822	656,215	1,210,299	1,295,293	11,662,341	46,874	7,743,589	94,029

NET ASSETS, at end of the year	$6,979,654	$8,434,328	$179,076	$3,027,054	$513,527	$403,191	$357,054	$1,691,029	$16,553,272	$70,837	$9,294,263	$113,041

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2007

	MFS® Emerging Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division

Investment income
Dividends	$-	$1,687	$-	$14,254	$942,256	$-	$12,099	$2,402,999	$2,177,049	$16,703	$122,033	$99,932

Expenses
Mortality and expense risk fees	11,137	1,612	18,578	9,749	164,774	12,776	6,601	592,265	680,435	22,269	19,322	71,238

Net investment income (loss)	(11,137)	75	(18,578)	4,505	777,482	(12,776)	5,498	1,810,734	1,496,614	(5,566)	102,711	28,694

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	54,554	11,112	71,560	44,021	207,818	73,705	12,983	(786,906)	2,311,695	97,240	(28,426)	410,620
Realized gain distribution	-	1,711	185,229	-	-	-	89,238	14,084,349	-	-	-	-

Realized gain (loss)	54,554	12,823	256,789	44,021	207,818	73,705	102,221	13,297,443	2,311,695	97,240	(28,426)	410,620

Change in net unrealized appreciation/depreciation of investments	250,978	5,887	(192,393)	198,457	663,568	184,914	(78,131)	(10,913,152)	1,933,638	(390)	111,918	(121,044)

Net gain (loss) on investments	305,532	18,710	64,396	242,478	871,386	258,619	24,090	2,384,291	4,245,333	96,850	83,492	289,576

Net increase (decrease) in net assets resulting from operations	294,395	18,785	45,818	246,983	1,648,868	245,843	29,588	4,195,025	5,741,947	91,284	186,203	318,270

Capital transactions:
Transfer of net premiums	136,028	42,213	483,131	76,726	3,257,264	421,915	179,113	10,985,062	6,984,487	676,900	611,294	2,044,387
Transfers due to death benefits	(6,373)	-	(7,266)	-	(255,393)	(7,857)	-	(366,202)	(910,422)	(11,077)	-	(8,415)
Transfers due to withdrawal of funds	(137,408)	(1,499)	(109,192)	(36,204)	(2,534,589)	(70,992)	(6,379)	(6,595,686)	(2,110,041)	(120,321)	(62,301)	(381,699)
Transfers due to policy loans, net of repayments	(840)	(2,900)	(11,398)	(79)	(454,699)	(66,649)	(34,285)	(1,976,504)	(991,146)	(83,393)	(36,841)	(301,857)
Transfers due to charges for administrative and insurance costs	(22,824)	(18,538)	(178,528)	(18,557)	(2,258,251)	(177,891)	(74,603)	(6,666,622)	(3,468,049)	(257,960)	(222,392)	(718,089)
Transfers between divisions and to/from Guaranteed Principal Account	286,067	(10,847)	(263,295)	(67,268)	(614,248)	150,116	128,768	(762,985)	425,152	(35,891)	(507,777)	(7,535)

Net increase (decrease) in net assets resulting from capital transactions	254,650	8,429	(86,548)	(45,382)	(2,859,916)	248,642	192,614	(5,382,937)	(70,019)	168,258	(218,017)	626,792

Total increase (decrease)	549,045	27,214	(40,730)	201,601	(1,211,048)	494,485	222,202	(1,187,912)	5,671,928	259,542	(31,814)	945,062

NET ASSETS, at beginning of the year	1,550,475	183,262	2,520,413	1,945,698	30,908,000	1,458,984	711,960	114,244,273	122,252,472	2,939,820	2,759,877	9,411,071

NET ASSETS, at end of the year	$2,099,520	$210,476	$2,479,683	$2,147,299	$29,696,952	$1,953,469	$934,162	$113,056,361	$127,924,400	$3,199,362	$2,728,063	$10,356,133

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2007

	MML Managed Bond Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division

Investment income
Dividends	$3,373,751	$1,120,802	$363	$97,867	$10,013	$-	$82,828	$143,063	$590,207	$1,071,301	$864,339	$126,435

Expenses
Mortality and expense risk fees	315,453	155,016	10,026	90,124	57,599	23,463	24,397	414,493	84,382	504,721	78,999	107,765

Net investment income (loss)	3,058,298	965,786	(9,663)	7,743	(47,586)	(23,463)	58,431	(271,430)	505,825	566,580	785,340	18,670

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(128,114)	601	74,987	164,074	335,241	15,930	25,902	803,960	(14,982)	2,217,536	39,554	794,822
Realized gain distribution	-	-	-	1,162,529	287,795	790,336	259,038	-	-	3,894,235	-	-

Realized gain (loss)	(128,114)	601	74,987	1,326,603	623,036	806,266	284,940	803,960	(14,982)	6,111,771	39,554	794,822

Change in net unrealized appreciation/depreciation of investments	1,206,728	1,960	159,183	(1,579,334)	73,101	(1,070,380)	(246,282)	7,558,421	(56,573)	(2,220,342)	(941,605)	741,161

Net gain (loss) on investments	1,078,614	2,561	234,170	(252,731)	696,137	(264,114)	38,658	8,362,381	(71,555)	3,891,429	(902,051)	1,535,983

Net increase (decrease) in net assets resulting from operations	4,136,912	968,347	224,507	(244,988)	648,551	(287,577)	97,089	8,090,951	434,270	4,458,009	(116,711)	1,554,653

Capital transactions:
Transfer of net premiums	3,856,163	8,789,828	278,978	2,061,898	1,734,871	1,268,506	267,966	9,249,585	1,896,103	10,606,790	2,762,487	2,789,352
Transfers due to death benefits	(491,608)	(39,673)	(7,526)	(21,225)	(1,328)	(3,921)	(299)	(179,721)	(2,560)	(281,999)	(1,768)	(71,897)
Transfers due to withdrawal of funds	(1,998,186)	(2,550,854)	(124,345)	(432,736)	(226,156)	(155,705)	(152,235)	(2,132,619)	(578,740)	(3,343,529)	(529,489)	(512,115)
Transfers due to policy loans, net of repayments	(316,832)	(97,287)	(35,011)	(278,622)	(167,159)	(55,727)	(18,244)	(1,501,358)	(206,635)	(1,372,820)	(130,893)	(251,807)
Transfers due to charges for administrative and insurance costs	(1,700,971)	(2,712,009)	(106,897)	(772,812)	(581,495)	(388,257)	(75,282)	(3,940,764)	(724,761)	(4,745,548)	(743,471)	(1,005,757)
Transfers between divisions and to/from Guaranteed Principal Account	(73,939)	(2,765,828)	(10,684)	(297,068)	(524,228)	307,700	(57,145)	(197,160)	399,005	1,268,814	(37,545)	2,035,407

Net increase (decrease) in net assets resulting from capital transactions	(725,373)	624,177	(5,485)	259,435	234,505	972,596	(35,239)	1,297,963	782,412	2,131,708	1,319,321	2,983,183

Total increase (decrease)	3,411,539	1,592,524	219,022	14,447	883,056	685,019	61,850	9,388,914	1,216,682	6,589,717	1,202,610	4,537,836

NET ASSETS, at beginning of the year	63,622,950	24,585,965	1,263,519	12,549,453	7,760,573	2,662,289	3,147,406	59,766,453	11,345,570	77,421,284	11,318,681	12,380,173

NET ASSETS, at end of the year	$67,034,489	$26,178,489	$1,482,541	$12,563,900	$8,643,629	$3,347,308	$3,209,256	$69,155,367	$12,562,252	$84,011,001	$12,521,291	$16,918,009

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2007

	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer MidCap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

Investment income
Dividends	$210,450	$16,430	$-	$586,388	$490,269	$18,624	$38,358	$17,928	$158,857	$13,789	$100,233	$-	$218,749

Expenses
Mortality and expense risk fees	150,120	34,209	266,358	78,814	100,474	11,733	8,799	27,130	64,802	1,927	283,965	11,282	78,523

Net investment income (loss)	60,330	(17,779)	(266,358)	507,574	389,795	6,891	29,559	(9,202)	94,055	11,862	(183,732)	(11,282)	140,226

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	577,467	174,360	923,048	-	166,241	12,930	148,444	57,651	137,179	326	1,532,583	64,668	362,138
Realized gain distribution	-	175,212	-	239	-	-	-	-	569,238	-	4,961,515	164,084	498,939

Realized gain (loss)	577,467	349,572	923,048	239	166,241	12,930	148,444	57,651	706,417	326	6,494,098	228,752	861,077

Change in net unrealized appreciation/depreciation of investments	137,095	(435,290)	1,869,097	-	702,090	47,436	(105,246)	364,101	(634,229)	3,006	561,215	(28,429)	514,040

Net gain (loss) on investments	714,562	(85,718)	2,792,145	239	868,331	60,366	43,198	421,752	72,188	3,332	7,055,313	200,323	1,375,117

Net increase (decrease) in net assets resulting from operations	774,892	(103,497)	2,525,787	507,813	1,258,126	67,257	72,757	412,550	166,243	15,194	6,871,581	189,041	1,515,343

Capital transactions:
Transfer of net premiums	3,552,921	345,151	6,231,545	685,720	2,901,870	97,083	53,249	1,076,905	2,939,113	36,406	4,699,651	145,731	1,929,820
Transfers due to death benefits	(36,727)	(49)	(83,721)	(347)	(13,678)	(4,950)	-	(167)	(1,180)	-	(347,032)	(303)	(6,523)
Transfers due to withdrawal of funds	(892,621)	(166,093)	(2,630,373)	(467,276)	(598,419)	(81,775)	(379,127)	(63,829)	(187,184)	(26,697)	(1,524,317)	(65,912)	(222,843)
Transfers due to policy loans, net of repayments	(494,937)	(3,760)	(862,006)	(1,933)	(219,311)	(5,665)	(5,274)	(34,554)	(149,995)	-	(815,155)	(9,436)	(122,887)
Transfers due to charges for administrative and insurance costs	(1,558,690)	(59,917)	(2,729,947)	(232,299)	(1,191,945)	(40,781)	(26,893)	(388,869)	(912,008)	(7,029)	(2,455,499)	(17,603)	(773,675)
Transfers between divisions and to/from Guaranteed Principal Account	(206,170)	(799,397)	(826,856)	249,262	1,021,412	(9,399)	12,210	128,509	554,836	(14,823)	(506,200)	26,256	376,796

Net increase (decrease) in net assets resulting from capital transactions	363,776	(684,065)	(901,358)	233,127	1,899,929	(45,487)	(345,835)	717,995	2,243,582	(12,143)	(948,552)	78,733	1,180,688

Total increase (decrease)	1,138,668	(787,562)	1,624,429	740,940	3,158,055	21,770	(273,078)	1,130,545	2,409,825	3,051	5,923,029	267,774	2,696,031

NET ASSETS, at beginning of the year	20,492,507	5,396,830	43,449,488	12,158,686	13,064,971	1,541,572	1,267,312	3,169,404	7,353,035	331,447	40,950,385	1,379,218	9,687,757

NET ASSETS, at end of the year	$21,631,175	$4,609,268	$45,073,917	$12,899,626	$16,223,026	$1,563,342	$994,234	$4,299,949	$9,762,860	$334,498	$46,873,414	$1,646,992	$12,383,788

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2006

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division

										(Initial)	(Service)
Investment income
Dividends	$8,329	$—	$—	$380,347	$15,196	$112,088	$181,574	$214,074	$35,859	$467,320	$64,603	$429

Expenses
Mortality and expense risk fees	3,223	7,370	11,264	143,522	6,831	64,958	49,685	89,551	40,194	221,383	40,705	978

Net investment income (loss)	5,106	(7,370)	(11,264)	236,825	8,365	47,130	131,889	124,523	(4,335)	245,937	23,898	(549)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	5,656	9,365	67,232	377,650	9,410	35,548	91,752	170,511	326,910	736,847	263,717	2,802
Realized gain distribution	3,217	—	—	—	—	707,072	89,357	290,961	239,901	3,111,459	490,142	—

Realized gain (loss)	8,873	9,365	67,232	377,650	9,410	742,620	181,109	461,472	566,811	3,848,306	753,859	2,802

Change in net unrealized appreciation/depreciation of investments	54,867	45,090	78,806	2,825,081	244,803	814,042	607,845	1,123,965	325,116	(357,640)	(191,132)	7,734

Net gain (loss) on investments	63,740	54,455	146,038	3,202,731	254,213	1,556,662	788,954	1,585,437	891,927	3,490,666	562,727	10,536

Net increase (decrease) in net assets resulting from operations	68,846	47,085	134,774	3,439,556	262,578	1,603,792	920,843	1,709,960	887,592	3,736,603	586,625	9,987

Capital transactions:
Transfer of net premiums	127,407	412,134	418,467	4,362,630	348,437	2,752,985	2,332,710	4,853,899	1,215,672	7,616,718	780,440	17,033
Transfers due to death benefits	—	—	(2,928)	(54,854)	—	(24,254)	(12,839)	(19,551)	(44)	(50,241)	—	—
Transfers due to withdrawal of funds	(12,699)	(23,450)	(70,164)	(997,155)	(1,844)	(1,094,583)	(344,496)	(826,289)	(416,000)	(2,000,243)	(330,276)	(3,808)
Transfers due to policy loans, net of repayments	—	—	—	(92,787)	—	(1,506)	—	—	—	(83,707)	(37,783)	(2,296)
Transfers due to charges for administrative and insurance costs	(54,319)	(130,966)	(194,594)	(1,729,737)	(21,797)	(545,108)	(849,373)	(1,682,742)	(498,390)	(3,340,397)	(80,628)	(3,161)
Transfers between divisions and to/from Guaranteed Principal Account	84,457	117,982	(7,057)	76,703	—	639,563	1,241,057	1,135,038	(45,138)	2,370,859	99,970	8,246

Net increase (decrease) in net assets resulting from capital transactions	144,846	375,700	143,724	1,564,800	324,796	1,727,097	2,367,059	3,460,355	256,100	4,512,989	431,723	16,014

Total increase (decrease)	213,692	422,785	278,498	5,004,356	587,374	3,330,889	3,287,902	5,170,315	1,143,692	8,249,592	1,018,348	26,001

NET ASSETS, at beginning of the year	356,527	842,578	1,385,141	20,136,781	886,390	7,590,318	5,704,429	9,897,645	5,138,270	31,545,007	5,187,310	156,931

NET ASSETS, at end of the year	$570,219	$1,265,363	$1,663,639	$25,141,137	$1,473,764	$10,921,207	$8,992,331	$15,067,960	$6,281,962	$39,794,599	$6,205,658	$182,932

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2006

	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division	Goldman Sachs Mid Cap Value Division	Goldman Sachs Structured U.S. Equity Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	Janus Aspen Worldwide Growth Division

							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Investment income
Dividends	$28,522	$9,160	$5,641	$6,682	$27,444	$6,801	$21,422	$22,169	$38,401	$60	$122,402	$1,334

Expenses

Mortality and expense risk fees	31,732	42,008	1,045	2,253	11,951	2,865	5,746	7,303	69,633	302	45,516	565

Net investment income (loss)	(3,210)	(32,848)	4,596	4,429	15,493	3,936	15,676	14,866	(31,232)	(242)	76,886	769

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	88,763	247,354	7,526	8,739	38,098	98,637	53,824	11,638	251,838	501	19,910	1,568
Realized gain distribution	159,602	—	13,556	—	302,341	—	—	—	—	—	—	—

Realized gain (loss)	248,365	247,354	21,082	8,739	340,439	98,637	53,824	11,638	251,838	501	19,910	1,568

Change in net unrealized appreciation/depreciation of investments	397,795	239,964	39,482	62,048	7,243	(27,091)	31,332	72,605	667,173	3,352	1,044,537	11,148

Net gain (loss) on investments	646,160	487,318	60,564	70,787	347,682	71,546	85,156	84,243	919,011	3,853	1,064,447	12,716

Net increase (decrease) in net assets resulting from operations	642,950	454,470	65,160	75,216	363,175	75,482	100,832	99,109	887,779	3,611	1,141,333	13,485

Capital transactions:
Transfer of net premiums	1,817,205	1,533,146	21,798	18,176	325,272	68,672	213,745	413,516	2,021,424	6,352	1,425,777	8,060
Transfers due to death benefits	(2,394)	(702)	—	—	—	—	—	(1,586)	(3,157)	—	(10,419)	—
Transfers due to withdrawal of funds	(192,075)	(349,612)	3	(16,159)	(27,623)	(111,899)	(49,059)	(22,008)	(477,451)	(102)	(480,129)	(92)
Transfers due to policy loans, net of repayments	—	—	—	(3,184)	(3,840)	—	—	—	(3,008)	—	(146)	—
Transfers due to charges for administrative and insurance costs	(609,990)	(546,571)	(5,769)	(7,921)	(98,455)	(43,753)	(15,700)	(148,768)	(900,523)	(341)	(609,278)	(1,406)
Transfers between divisions and to/from Guaranteed Principal Account	722,090	1,470,992	(23,880)	32,746	71,110	(104,831)	(68,459)	187,465	56,013	1,350	(271,506)	1,684

Net increase (decrease) in net assets resulting from capital transactions	1,734,836	2,107,253	(7,848)	23,658	266,464	(191,811)	80,527	428,619	693,298	7,259	54,299	8,246

Total increase (decrease)	2,377,786	2,561,723	57,312	98,874	629,639	(116,329)	181,359	527,728	1,581,077	10,870	1,195,632	21,731

NET ASSETS, at beginning of the year	3,371,810	4,878,924	308,365	343,948	2,397,694	772,544	1,028,940	767,565	10,081,264	36,004	6,547,957	72,298

NET ASSETS, at end of the year	$5,749,596	$7,440,647	$365,677	$442,822	$3,027,333	$656,215	$1,210,299	$1,295,293	$11,662,341	$46,874	$7,743,589	$94,029

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2006

	MFS® Emerging Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division

Investment income
Dividends	$—	$648	$—	$9,244	$815,092	$—	$7,305	$1,516,176	$1,965,957	$13,475	$98,099	$58,421

Expenses
Mortality and expense risk fees	10,104	1,118	14,949	8,539	154,329	9,891	4,533	507,530	601,474	18,830	16,805	58,381

Net investment income (loss)	(10,104)	(470)	(14,949)	705	660,763	(9,891)	2,772	1,008,646	1,364,483	(5,355)	81,294	40

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	34,382	10,624	142,142	12,872	(329,566)	80,140	(3,184)	(2,400,075)	3,729,056	29,457	(8,744)	198,237
Realized gain distribution	—	—	36,860	—	—	—	23,051	7,542,894	—	—	—	—

Realized gain (loss)	34,382	10,624	179,002	12,872	(329,566)	80,140	19,867	5,142,819	3,729,056	29,457	(8,744)	198,237

Change in net unrealized appreciation/depreciation of investments	74,026	7,527	103,412	162,980	2,878,154	(9,919)	51,369	10,865,683	11,181,209	18,892	(65,040)	886,979

Net gain (loss) on investments	108,408	18,151	282,414	175,852	2,548,588	70,221	71,236	16,008,502	14,910,265	48,349	(73,784)	1,085,216

Net increase (decrease) in net assets resulting from operations	98,304	17,681	267,465	176,557	3,209,351	60,330	74,008	17,017,148	16,274,748	42,994	7,510	1,085,256

Capital transactions:
Transfer of net premiums	139,050	68,495	519,693	69,775	3,351,752	421,943	154,804	11,831,452	7,395,155	737,574	642,622	1,848,902
Transfers due to death benefits	(1,714)	(9,259)	(2,120)	(1,924)	(54,521)	—	—	(115,827)	(410,527)	(158)	(7,968)	(5,225)
Transfers due to withdrawal of funds	(146,304)	(10,951)	(271,003)	(6,783)	(1,521,485)	(66,539)	(9,512)	(3,850,306)	(3,835,213)	(100,338)	(126,680)	(402,389)
Transfers due to policy loans, net of repayments	(4,376)	—	39	(103)	(135,242)	—	—	(828,940)	(31,596)	(607)	—	—
Transfers due to charges for administrative and insurance costs	(22,201)	(24,617)	(143,828)	(16,584)	(2,374,346)	(174,044)	(52,289)	(6,827,292)	(3,606,274)	(291,973)	(210,730)	(744,689)
Transfers between divisions and to/from Guaranteed Principal Account	38,443	(8,577)	158,778	(47,496)	(798,328)	(42,822)	134,746	(1,198,026)	(10,857,813)	(20,926)	121,896	23,902

Net increase (decrease) in net assets resulting from capital transactions	2,898	15,091	261,559	(3,115)	(1,532,170)	138,538	227,749	(988,939)	(11,346,268)	323,572	419,140	720,501

Total increase (decrease)	101,202	32,772	529,024	173,442	1,677,181	198,868	301,757	16,028,209	4,928,480	366,566	426,650	1,805,757

NET ASSETS, at beginning of the year	1,449,273	150,490	1,991,389	1,772,256	29,230,819	1,260,116	410,203	98,216,064	117,323,992	2,573,254	2,333,227	7,605,314

NET ASSETS, at end of the year	$1,550,475	$183,262	$2,520,413	$1,945,698	$30,908,000	$1,458,984	$711,960	$114,244,273	$122,252,472	$2,939,820	$2,759,877	$9,411,071

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2006

	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division

Investment income
Dividends	$2,853,345	$1,203,888	$628	$48,223	$—	$—	$62,231	$207,842	$564,576	$671,056	$782,918	$52,971

Expenses
Mortality and expense risk fees	280,050	174,650	8,794	79,425	46,984	13,685	21,279	350,871	75,036	404,694	66,130	65,715

Net investment income (loss)	2,573,295	1,029,238	(8,166)	(31,202)	(46,984)	(13,685)	40,952	(143,029)	489,540	266,362	716,788	(12,744)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(104,242)	203	95,010	290,698	268,781	12,000	18,001	750,925	(28,263)	1,933,628	71,803	403,764
Realized gain distribution	—	—	—	3,019,990	—	251,137	136,804	—	—	3,505,277	—	—

Realized gain (loss)	(104,242)	203	95,010	3,310,688	268,781	263,137	154,805	750,925	(28,263)	5,438,905	71,803	403,764

Change in net unrealized appreciation/depreciation of investments	(162,109)	149	(15,838)	(2,169,865)	344,955	16,874	95,091	3,424,224	24,126	5,265,037	114,585	2,142,714

Net gain (loss) on investments	(266,351)	352	79,172	1,140,823	613,736	280,011	249,896	4,175,149	(4,137)	10,703,942	186,388	2,546,478

Net increase (decrease) in net assets resulting from operations	2,306,944	1,029,590	71,006	1,109,621	566,752	266,326	290,848	4,032,120	485,403	10,970,304	903,176	2,533,734

Capital transactions:
Transfer of net premiums	4,858,683	11,890,573	316,774	2,110,229	1,682,152	840,629	260,242	9,889,883	1,822,765	10,070,205	1,614,570	2,267,595
Transfers due to death benefits	(474,421)	(7,582)	(2,485)	(19,987)	(6,773)	(5,815)	—	(115,191)	(13,730)	(108,251)	(22,208)	(715)
Transfers due to withdrawal of funds	(1,365,465)	(3,513,174)	(256,646)	(655,995)	(286,879)	(32,423)	(235,861)	(4,080,666)	(819,183)	(3,623,660)	(586,946)	(491,036)
Transfers due to policy loans, net of repayments	(76,011)	(34,480)	—	(37,206)	(160)	—	(10,102)	(178,868)	(38,474)	(337,254)	(3,145)	(64,901)
Transfers due to charges for administrative and insurance costs	(1,877,913)	(3,363,737)	(131,735)	(938,003)	(619,264)	(278,194)	(68,552)	(4,254,743)	(832,458)	(4,659,447)	(827,981)	(718,580)
Transfers between divisions and to/from Guaranteed Principal Account	13,707,271	(11,661,799)	(3,672)	(106,120)	(460,673)	592,246	43,956	(799,210)	(58,860)	2,990,977	(116,365)	1,535,288

Net increase (decrease) in net assets resulting from capital transactions	14,772,144	(6,690,199)	(77,764)	352,918	308,403	1,116,443	(10,317)	461,205	60,060	4,332,570	57,925	2,527,651

Total increase (decrease)	17,079,088	(5,660,609)	(6,758)	1,462,539	875,155	1,382,769	280,531	4,493,325	545,463	15,302,874	961,101	5,061,385

NET ASSETS, at beginning of the year	46,543,862	30,246,574	1,270,277	11,086,914	6,885,418	1,279,520	2,866,875	55,273,128	10,800,107	62,118,410	10,357,580	7,318,788

NET ASSETS, at end of the year	$63,622,950	$24,585,965	$1,263,519	$12,549,453	$7,760,573	$2,662,289	$3,147,406	$59,766,453	$11,345,570	$77,421,284	$11,318,681	$12,380,173

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2006

	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer MidCap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

Investment income
Dividends	$210,981	$6,831	$—	$577,420	$474,449	$15,508	$25,988	$8,874	$95,152	$11,112	$—	$631	$100,540

Expenses

Mortality and expense risk fees	128,255	28,763	247,642	78,190	79,241	9,485	8,398	18,317	41,037	1,682	247,015	9,251	54,146

Net investment income (loss)	82,726	(21,932)	(247,642)	499,230	395,208	6,023	17,590	(9,443)	54,115	9,430	(247,015)	(8,620)	46,394

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	442,211	156,596	(584,842)	—	141,323	893	3,849	36,688	76,126	(6,496)	1,770,856	17,157	238,849
Realized gain distribution	—	134,839	—	477	—	—	—	—	186,832	—	5,065,921	17,668	—

Realized gain (loss)	442,211	291,435	(584,842)	477	141,323	893	3,849	36,688	262,958	(6,496)	6,836,777	34,825	238,849

Change in net unrealized appreciation/depreciation of investments	2,001,459	338,345	1,736,792	—	259,184	171,322	105,569	210,811	681,095	5,658	(4,241,713)	63,353	1,178,033

Net gain (loss) on investments	2,443,670	629,780	1,151,950	477	400,507	172,215	109,418	247,499	944,053	(838)	2,595,064	98,178	1,416,882

Net increase (decrease) in net assets resulting from operations	2,526,396	607,848	904,308	479,707	795,715	178,238	127,008	238,056	998,168	8,592	2,348,049	89,558	1,463,276

Capital transactions:
Transfer of net premiums	3,783,071	602,207	6,443,083	1,483,577	2,772,971	99,251	287,572	1,005,500	2,297,759	27,207	5,153,540	164,966	1,669,403
Transfers due to death benefits	(27,101)	(25,718)	(76,893)	—	(17,033)	—	(472)	(934)	(3,748)	—	(71,748)	—	(10,863)
Transfers due to withdrawal of funds	(1,326,994)	(113,503)	(2,854,739)	(797,331)	(680,891)	(25,998)	(51,832)	(60,121)	(432,643)	(110,778)	(2,509,370)	(99,450)	(378,969)
Transfers due to policy loans, net of repayments	(41,521)	(38,245)	(185,852)	(22,015)	(56,315)	(1,112)	(355)	—	—	—	(237,674)	(4,994)	—
Transfers due to charges for administrative and insurance costs	(1,769,048)	(69,677)	(2,976,989)	(252,406)	(1,114,866)	(28,883)	(22,691)	(326,143)	(725,571)	(10,555)	(2,771,157)	(17,521)	(680,195)
Transfers between divisions and to/from Guaranteed Principal Account	(402,496)	63,384	(970,559)	(24,831)	728,424	14,186	(48,773)	152,942	583,132	9,914	(364,779)	8,804	1,575,831

Net increase (decrease) in net assets resulting from capital transactions	215,911	418,448	(621,949)	386,994	1,632,290	57,444	163,449	771,244	1,718,929	(84,212)	(801,188)	51,805	2,175,207

Total increase (decrease)	2,742,307	1,026,296	282,359	866,701	2,428,005	235,682	290,457	1,009,300	2,717,097	(75,620)	1,546,861	141,363	3,638,483

NET ASSETS, at beginning of the year	17,750,200	4,370,534	43,167,129	11,291,985	10,636,966	1,305,890	976,855	2,160,104	4,635,938	407,067	39,403,524	1,237,855	6,049,274

NET ASSETS, at end of the year	$20,492,507	$5,396,830	$43,449,488	$12,158,686	$13,064,971	$1,541,572	$1,267,312	$3,169,404	$7,353,035	$331,447	$40,950,385	$1,379,218	$9,687,757

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on July 13, 1988, by Massachusetts Mutual Life Insurance Company (“MassMutual”) in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

MassMutual maintains twelve segments within Separate Account I. The initial segment (“Variable Life Plus Segment”) is used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Plus.

On March 30, 1990, MassMutual established a second segment (“Large Case Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus®.

On July 5, 1995, MassMutual established a third segment (“Strategic Variable Life Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Strategic Variable Life®.

On July 24, 1995, MassMutual established a fourth segment (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Select.

On February 11, 1997, MassMutual established a fifth segment (“Strategic GVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s group flexible premium adjustable life insurance policy with variable rider, known as Strategic Group Variable Universal Life®.

On November 12, 1997, MassMutual established a sixth segment (“SVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life.

On November 12, 1997, MassMutual established a seventh segment (“VUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life.

On July 13, 1998, MassMutual established an eighth segment (“Strategic Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable adjustable life insurance policy, known as Strategic Variable Life® Plus.

On November 23, 1999, MassMutual established a ninth segment (“SVUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium variable adjustable life insurance policy, known as Survivorship Variable Universal Life II.

On November 20, 2000, MassMutual established a tenth segment (“VUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life II. The tiering of Accumulation Unit Values is a consequence of a tiered mortality and expense risk charge for the VUL II Segment. The policy’s mortality and expense risk charge is based on the number of years the policy has been in force. During policy years 1 through 15, the policy is in Tier 1 and the current mortality and expense risk charge is 0.75% (with a maximum of 0.90%) of the policy’s average daily net assets held in Separate Account I. During policy years 16 and beyond, the policy is in Tier 2 and the current mortality and expense risk charge is 0.25% (with a maximum of 0.40%) of the policy’s average daily net assets held in Separate Account I.

On October 15, 2002, MassMutual established an eleventh segment (“VUL GuardSM Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy known as VUL GuardSM. The tiering of Accumulation Unit Values is a consequence of a tiered asset charge for the VUL GuardSM Segment. The asset charge is based on the policy’s total account value on its monthly charge date and the number of years the policy

Notes To Financial Statements (Continued)

has been in force. The asset charge is assessed on the policy’s separate account value only. During policy years 1 through 15, (a) policies issued outside of the state of Maryland with a total account value of $0 to $49,999.99 are in Tier 1 and the current asset charge is 1.00% (with a maximum of 1.15%) of the average daily net assets held in Separate Account I, (b) policies with a total account value of $50,000.00 to $99,999.99 are in Tier 2 and the current asset charge is 0.75% (with a maximum of 0.90%) of the average daily net assets held in Separate Account I and (c) policies with a total account value of $100,000.00 or greater are in Tier 3 and the current asset charge is 0.50% (with a maximum of 0.65%) of the average daily net assets held in Separate Account I. In policy years 16 and beyond, regardless of the total account value, policies are in Tier 4 and the current (and maximum) asset charge is 0.50% of the policy’s average daily net assets held in Separate Account I. Note: policies issued in the state of Maryland, with a total account value of $0 to $49,999.99 have a current (and maximum) asset charge of 0.90% of the policy’s average daily net assets held in Separate Account I.

On March 30, 2004, MassMutual established a twelfth segment (“SVUL GuardSM Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium, adjustable, variable life insurance policy, known as Survivorship VUL GuardSM. The tiering of Accumulation Unit Values is a consequence of a tiered asset charge for the SVUL GuardSM Segment. The asset charge is based on the policy’s total account value on its monthly charge date and the number of years the policy has been in force. The asset charge is assessed on the policy’s separate account value only. During policy years 1 through 15, (a) policies with a total account value of $0 to $49,999.99 are in Tier 1 and the current asset charge is 0.90% of the average daily net assets held in Separate Account I, (b) policies with a total account value of $50,000.00 to $99,999.99 are in Tier 2 and the current asset charge is 0.80% of the average daily net assets held in Separate Account I, and (c) policies with a total account value of $100,000.00 or greater are in Tier 3 and the current asset charge is 0.70% of the average daily net assets held in Separate Account I. In policy years 16 and beyond, regardless of the total account value, policies are in Tier 4 and the asset charge is 0.70% of the policy’s average daily net assets held in Separate Account I. The maximum asset charge in all policy years is 0.90% of the policy’s average daily net assets held in Separate Account I.

Variable Life Plus, Large Case Variable Life Plus, Variable Life Select, SVUL and VUL policies are no longer offered for sale. Policy owners may continue, however, to make premium payments under existing policies.

Separate Account I is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account I are clearly identified and distinguished from MassMutual’s other assets and liabilities. The portion of Separate Account I’s assets applicable to the variable life policies is not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	PRIOR PERIOD ADJUSTMENTS

In 2006, Separate Account I determined that it had incorrectly calculated the investment income ratio for MML Enhanced Index Core Equity Division, MML Inflation-Protected Bond Division, MML Small Cap Equity Division and MML Small Company Opportunities Division (collectively, the “Divisions”) in certain prior periods presented. The financial highlights footnote has been restated for 2005 and 2004 to reflect the correct investment income ratios as shown in the table below:

Investment Income Ratio	2005	2004
MML Enhanced Index Core Equity Division:
As previously reported	11.83%	2.20%
As restated	2.35%	2.20%

MML Inflation-Protected Bond Division:
As previously reported	5.03%	4.86%
As restated	5.02%	4.38%

MML Small Cap Equity Division:
As previously reported	5.31%	2.28%
As restated	0.27%	0.18%

MML Small Company Opportunities Division:
As previously reported	13.71%	11.73%
As restated	-	-

Notes To Financial Statements (Continued)

This restatement had no impact on the Divisions’ previously reported net assets, net asset value per share or total return.

3.	INVESTMENT OF SEPARATE ACCOUNT I’s ASSETS

Separate Account I consists of sixty-one divisions which invest in the following mutual funds of the same name:

AIM Variable Insurance Funds (“AIM V.I.”), is an open-end, diversified, management company registered under the 1940 Act with three of its Funds available to Separate Account I: AIM V.I. Financial Services Fund (Series I Shares), AIM V.I. Global Health Care Fund (Series I Shares) and AIM V.I. Technology Fund (Series I Shares). A I M Advisors, Inc. is the investment adviser to the Funds.

American Century Variable Portfolios, Inc. (“American Century VP”) is a diversified, open-end, management investment company registered under the 1940 Act with three of its Funds available to Separate Account I: American Century VP Income & Growth Fund (Class I Shares), American Century VP International Fund (Class I Shares), and American Century VP Value Fund (Class I Shares). American Century Investment Management, Inc., is the investment adviser to the American Century VP Income & Growth Fund and American Century VP Value Fund. American Century Global Investment Management, Inc. is the investment adviser to the VP International Fund.

American Funds Insurance Series® (“American Funds”) is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account I: American Funds® Asset Allocation Fund (Class 2 Shares) and American Funds® Growth-Income Fund (Class 2 Shares). Capital Research and Management Company is the investment adviser to the Funds.

DWS VIT Investment Funds (“DWS VIT”) (prior to February 6, 2006, known as Scudder Investment VIT Funds), is an investment company registered under the 1940 Act with one of its Funds available to Separate Account I: DWS Small Cap Index VIP Fund (Class A Shares) (prior to February 6, 2006, this Fund was called Scudder VIT Small Cap Index Fund) (the DWS Small Cap Index Division invests in this Fund). Deutsche Investment Management Americas Inc. (“DIMA”) serves as the investment adviser to the Fund (prior to December 31, 2006, known as Deutsche Asset Management, Inc. (“DeAM”). Northern Trust Investments, N.A., serves as investment sub-adviser to this Fund.

Fidelity® Variable Insurance Products Fund (“Fidelity VIP”) and Fidelity Variable Insurance Products II are open-end, management investment companies registered under the 1940 Act with two of its Portfolios available to Separate Account I: Fidelity® VIP Contrafund® Portfolio (Initial and Service Class Shares) and Fidelity® VIP Growth Portfolio (Initial Class Shares) (collectively the “Portfolios”). Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolios. FMR Co., Inc., a wholly-owned subsidiary of FMR and Fidelity Research & Analysis Company (formerly known as Fidelity Management & Research (Far East) Inc.), serve as sub-advisers to these Portfolios. The following affiliates also serve as sub-advisers assisting FMR with foreign investments for the Portfolios: Fidelity Management & Research (U.K.) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited.

Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”) is an open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account I: Franklin Small Cap Value Securities Fund (Class 2 Shares) and Templeton Foreign Securities Fund (Class 2 Shares). Franklin Advisory Services, LLC is the investment manager to the Franklin Small Cap Value Securities Fund and Templeton Investment Counsel, LLC is the investment manager to the Templeton Foreign Securities Fund.

Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”) is an open-end, management investment company registered under the 1940 Act with five of its Funds available to Separate Account I: Goldman Sachs VIT Capital Growth Fund (Institutional Shares) (the Goldman Sachs VIT Capital Growth Division invests in this Fund), Goldman Sachs VIT Growth and Income Fund (Institutional Shares) (the Goldman Sachs VIT Growth and Income Division invests in this Fund), Goldman Sachs VIT Mid Cap Value Fund (Institutional Shares) (the Goldman Sachs VIT Mid Cap Value Division invests in this Fund), Goldman Sachs VIT Strategic International Equity Fund (Institutional Shares) (prior to April 30, 2007, this Fund was called Goldman Sachs VIT International Equity Fund) (the Goldman Sachs VIT Strategic International Equity Division invests in this Fund), and Goldman Sachs VIT Structured U.S. Equity Fund (Institutional Shares) (prior to May 1, 2006, known as Goldman Sachs VIT CORESM U.S. Equity Fund) (the Goldman Sachs VIT Structured U.S. Equity

Notes To Financial Statements (Continued)

Division invests in this Fund). Goldman Sachs Asset Management L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., serves as investment adviser to the Funds.

Janus Aspen Series (“Janus Aspen”) is an open-end, management investment company registered under the 1940 Act with three of its Portfolios available to Separate Account I: Janus Aspen Balanced Portfolio (Institutional and Service Classes), Janus Aspen Forty Portfolio (Institutional and Service Classes), and Janus Aspen Worldwide Growth Portfolio (Institutional and Service Classes). Janus Capital Management LLC is the investment adviser to these Portfolios.

MFS® Variable Insurance TrustSM (“MFS Trust”) is an open-end, investment management company registered under the 1940 Act with four of its separate Series of shares available to Separate Account I: MFS® Emerging Growth Series (Initial Class Shares), MFS® Investors Trust Series (Initial Class Shares), MFS® New Discovery Series (Initial Class Shares) and MFS® Research Series (Initial Class Shares). Massachusetts Financial Services Company serves as investment adviser to these Series.

MML Series Investment Fund (“MML Trust”) is an open-end, investment company registered under the 1940 Act with six of its separate Series (“MML Trust Funds”) available to Separate Account I: MML Emerging Growth Fund, MML Equity Index Fund (Class II), MML Growth Equity Fund, MML Large Cap Value Fund, MML NASDAQ-100® Fund1 (prior to November 30, 2007, this Fund was called MML OTC 100 Fund), and MML Small Cap Growth Equity Fund. MassMutual serves as investment adviser to each of these MML Trust Funds pursuant to an investment management agreement. MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, N.A. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund (Class II Shares) and MML NASDAQ-100® Fund. MassMutual has entered into sub-advisory agreements with Delaware Management Company and Insight Capital Research & Management, Inc., to serve as the investment sub-adviser to the MML Emerging Growth Fund (prior to July 11, 2006, RS Investment Management, L.P. was the Funds’ investment sub-adviser). MassMutual has entered into a sub-advisory agreement with T. Rowe Price Associates, Inc. to serve as the investment sub-adviser to the MML Growth Equity Fund (prior to November 28, 2007, Grantham, Mayo, Van Otterloo & Co. LLC was the Funds’ investment sub-adviser). MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P., to serve as the investment sub-adviser to the MML Large Cap Value Fund. MassMutual has entered into sub-advisory agreements with Wellington Management Company, LLP and Waddell & Reed Investment Management Company pursuant to which each serves as investment sub-adviser to a portion of the MML Small Cap Growth Equity Fund.

[1]

NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”) and are licensed for use by the Fund. The Fund/Division has not been passed on by NASDAQ as to its legality or suitability. The Fund/Division is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ makes no warranties and bears no liability with respect to The Fund/Division.

MML Series Investment Fund II (“MML II Trust”) is an open-end, investment company registered under the 1940 Act with eight of its separate Series (“MML II Trust Funds”) available to Separate Account I: MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Money Market Fund, MML Small Cap Equity Fund, and MML Small Company Opportunities Fund. MassMutual serves as investment adviser to each of these MML II Trust Funds pursuant to an investment management agreement. MassMutual has entered into sub-advisory agreements with Babson Capital Management LLC (“Babson Capital”), a controlled subsidiary of MassMutual, pursuant to which Babson Capital serves as the investment sub-adviser to the MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, and MML Money Market Fund. MassMutual has entered into sub-advisory agreements with AllianceBernstein L.P. (“AllianceBernstein”) and OppenheimerFunds, Inc. whereby AllianceBernstein and OppenheimerFunds, Inc. each serve as investment sub-adviser to the MML Equity Fund (prior to January 27, 2006, Babson Capital and Alliance Capital Management L.P. each served as investment sub-adviser to a portion of this Fund). MassMutual has entered into a sub-advisory agreement with OppenheimerFunds, Inc. to serve as investment sub-adviser to the MML Small Cap Equity Fund and MML Small Company Opportunities Fund (prior to March 31, 2006, Babson Capital was the sub-adviser to the Funds).

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with ten of its Funds available to Separate Account I: Oppenheimer Balanced Fund/VA (Non-Service Shares), Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares), Oppenheimer Core Bond Fund/VA (Non-Service Shares), Oppenheimer Global Securities Fund/VA (Non-Service Shares), Oppenheimer High Income Fund/VA (Non-Service Shares), Oppenheimer Main Street Fund®/VA (Non-Service Shares), Oppenheimer Main Street Small Cap Fund®/VA (Non-Service Shares), Oppenheimer MidCap Fund/VA (Non-Service Shares) (prior to May 1, 2006,

Notes To Financial Statements (Continued)

this Fund was called Oppenheimer Aggressive Growth Fund/VA), Oppenheimer Money Fund/VA (Non-Service Shares) and Oppenheimer Strategic Bond Fund/VA (Non-Service Shares). OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to these Oppenheimer Funds.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end, management investment company registered under the 1940 Act with three of its Fund/Portfolios available to Separate Account I: Oppenheimer International Growth Fund/VA (Non-Service Shares), Panorama Growth Portfolio (Non-Service Shares) and Panorama Total Return Portfolio (Non-Service Shares). OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to these Fund/Portfolios.

T. Rowe Price Equity Series, Inc. is a diversified, open-end, investment company registered under the 1940 Act with four of its Portfolios available to Separate Account I: T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, and T. Rowe Price New America Growth Portfolio. The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for contracts issued on May 1, 2004 or later. T. Rowe Price Associates, Inc. is the investment adviser to these Portfolios.

T. Rowe Price Fixed Income Series, Inc. is a diversified, open-end, investment company registered under the 1940 Act with one of its Portfolios available to Separate Account I: T. Rowe Price Limited-Term Bond Portfolio. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio.

In addition to the sixty-one divisions, policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”)/Fixed Account, which is part of MassMutual’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

4.	SIGNIFICANT ACCOUNTING POLICIES AND NEW ACCOUNTING PRONOUNCEMENTS

The following is a summary of significant accounting policies followed by Separate Account I in preparation of the financial statements in conformity with U.S. generally accepted accounting principles (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying Funds/Portfolios, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and are reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Separate Account I is part of MassMutual’s total operations and is not taxed separately. Separate Account I will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on Separate Account I’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account I.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes To Financial Statements (Continued)

F.	Policy Loans

When a policy loan is made, Separate Account I transfers the amount of the loan to MassMutual, thereby decreasing both the investments and the net assets of Separate Account I by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4 to 6% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is determined each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 2 to 4% of the loan or the policy loan rate less the loan interest rate expense charge. This amount does not participate in Separate Account I’s investment performance.

G. New	Accounting Pronouncements

Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements”. In September 2006, the FASB issued SFAS 157 to provide consistency and comparability in determining fair value measurements and to provide for expanded disclosures about fair value measurements. The definition of fair value maintains the exchange price notion in earlier definitions of fair value but focuses on the exit price of the asset or liability. The exit price is the price that would be received to sell the asset or paid to transfer the liability adjusted for certain inherent risks and restrictions. Expanded disclosures are also required about the use of fair value to measure assets and liabilities. The effective date is for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Separate Account I does not believe that adoption of SFAS 157 will have a material impact on the Separate Account I’s financial position.

Staff Accounting Bulletin (“SAB”) No. 108. In September 2006, the SEC issued SAB No. 108 to provide guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB No. 108 addresses the diversity in practice in quantifying financial statement misstatements and requires entities to quantify the effects of an identified unadjusted error on each financial statement and financial statement disclosure by considering the impact of prior year misstatements on the current year financial statements. Initial application of SAB No. 108 allows entities to elect not to restate prior periods but to reflect the initial application in their annual financial statements covering the first fiscal year ending after November 15, 2006. The cumulative effect of the initial application is to be reported in the carrying amounts of assets and liabilities as of the beginning of that fiscal year, and the offsetting adjustment, net of tax, is to be made to the opening balance of net assets for that year. Entities will need to disclose the nature and amount of each item, when and how each error being corrected arose, and the fact that the errors were previously considered immaterial. Adoption of SAB No. 108 as of December 31, 2006 did not have a material effect on the Separate Account I’s financial statements.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter for most of the policies pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Separate Account I. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (the “FINRA”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the FINRA in order to sell the policies.

Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MassMutual on behalf of MML Distributors. MML Distributors also receives compensation for its actions as underwriters of the policies.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and Separate Account I.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2007 were as follows:

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division

										(Initial)	(Service)
Cost of purchases	$246,398	$355,719	$324,952	$3,360,458	$376,153	$3,656,785	$3,573,461	$6,041,042	$1,458,256	$18,184,940	$3,167,740	$34,223
Proceeds from sales	(72,855)	(186,245)	(182,518)	(1,985,377)	(31,662)	(1,983,341)	(677,545)	(1,667,199)	(539,030)	(2,648,381)	(560,776)	(67,848)

	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Capital Growth Division	Goldman Sachs VIT Growth and Income Division	Goldman Sachs VIT Mid Cap Value Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	Janus Aspen Worldwide Growth Division
							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Cost of purchases	$2,483,602	$924,582	$167,803	$973,206	$153,224	$97,791	$256,312	$399,185	$2,547,376	$27,330	$1,700,147	$18,753
Proceeds from sales	(546,793)	(674,879)	(344,970)	(581,731)	(56,385)	(305,314)	(1,148,720)	(111,445)	(1,982,230)	(21,341)	(832,664)	(7,888)

	MFS® Emerging Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division
Cost of purchases	$648,831	$66,095	$641,618	$91,691	$3,092,321	$476,340	$382,455	$24,366,729	$8,951,547	$999,399	$703,822	$1,680,413
Proceeds from sales	(365,646)	(55,839)	(564,750)	(132,815)	(5,169,884)	(240,618)	(105,043)	(13,843,122)	(7,509,278)	(835,142)	(831,386)	(1,025,297)

	MML Managed Bond Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division
Cost of purchases	$6,766,513	$16,804,965	$296,983	$2,798,399	$2,270,228	$2,069,806	$655,821	$5,804,206	$2,422,787	$12,882,126	$3,288,311	$4,707,410
Proceeds from sales	(4,383,420)	(15,300,458)	(312,207)	(1,360,881)	(1,802,114)	(336,990)	(372,734)	(4,794,044)	(1,136,183)	(6,258,656)	(1,182,521)	(1,626,654)

	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer MidCap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Cost of purchases	$2,699,106	$1,343,690	$4,426,620	$3,250,917	$3,488,823	$163,609	$273,691	$960,033	$3,616,542	$79,280	$8,250,227	$1,131,862	$2,630,536
Proceeds from sales	(2,279,369)	(1,855,382)	(5,584,421)	(2,531,011)	(1,214,172)	(201,850)	(589,915)	(250,125)	(717,674)	(74,359)	(4,419,513)	(900,089)	(817,872)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2007 were as follows:

December 31, 2007	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division

										(Initial)	(Service)
Units purchased	125,008	265,381	589,314	3,187,524	346,096	1,568,712	1,878,455	3,297,775	711,601	4,801,382	634,888	39,880
Units withdrawn	(50,138)	(115,760)	(347,311)	(2,170,257)	(40,114)	(1,205,444)	(920,332)	(1,632,044)	(408,612)	(3,440,540)	(468,837)	(25,554)
Units transferred between divisions and to/from GPA	5,966	(25,134)	(5,715)	(99,573)	18,421	(38)	514,361	423,092	1,248	650,191	284,184	(64,938)

Net increase (decrease)	80,836	124,487	236,288	917,694	324,403	363,230	1,472,484	2,088,823	304,237	2,011,033	450,235	(50,612)

December 31, 2007 (Continued)	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Capital Growth Division	Goldman Sachs VIT Growth and Income Division	Goldman Sachs VIT Mid Cap Value Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	Janus Aspen Worldwide Growth Division
							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Units purchased	1,042,557	1,143,568	15,661	118,863	19,434	49,231	130,861	305,867	1,530,428	7,343	1,588,870	7,946
Units withdrawn	(496,584)	(842,199)	(16,170)	(45,083)	(18,721)	(33,735)	(884,575)	(163,691)	(1,378,902)	(4,993)	(1,058,531)	(1,403)
Units transferred between divisions and to/from GPA	169,684	(22,970)	(121,792)	(97,700)	23,986	(185,018)	16,674	38,195	356,270	1,300	452,210	957

Net increase (decrease)	715,657	278,399	(122,301)	(24,120)	24,699	(169,522)	(737,040)	180,371	507,796	3,650	982,549	7,500

December 31, 2007 (Continued)	MFS® Emerging Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division
Units purchased	184,026	25,392	317,662	83,629	1,970,512	409,171	108,849	5,984,749	5,779,312	869,554	528,153	1,495,112
Units withdrawn	(208,164)	(13,844)	(208,865)	(62,821)	(2,469,319)	(308,833)	(69,844)	(7,005,855)	(5,250,499)	(605,688)	(273,408)	(1,014,177)
Units transferred between divisions and to/from GPA	190,404	(5,542)	(129,495)	(56,578)	(507,293)	122,754	79,775	(411,804)	(14,903)	(37,219)	(428,287)	(26,160)

Net increase (decrease)	166,266	6,006	(20,698)	(35,770)	(1,006,100)	223,092	118,780	(1,432,910)	513,910	226,647	(173,542)	454,775

December 31, 2007 (Continued)	MML Managed Bond Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division
Units purchased	2,768,939	8,658,989	293,844	1,349,165	1,295,758	642,690	211,711	7,539,771	1,496,363	5,704,234	2,029,839	1,777,948
Units withdrawn	(2,738,426)	(4,558,841)	(280,657)	(978,723)	(700,390)	(296,760)	(197,982)	(5,958,338)	(1,166,849)	(4,518,596)	(996,452)	(1,168,092)
Units transferred between divisions and to/from GPA	(80,894)	(3,703,383)	(28,649)	(191,053)	(507,373)	131,783	(35,107)	(324,843)	259,831	389,823	(47,353)	1,204,378

Net increase (decrease)	(50,181)	396,765	(15,462)	179,389	87,995	477,713	(21,378)	1,256,590	589,345	1,575,461	986,034	1,814,234

December 31, 2007 (Continued)	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer MidCap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Units purchased	2,986,559	176,831	4,770,472	1,045,804	1,878,280	126,229	138,685	687,848	1,703,375	26,606	2,722,914	180,042	1,264,061
Units withdrawn	(2,472,299)	(127,709)	(4,083,723)	(1,059,592)	(1,262,169)	(156,212)	(413,152)	(306,339)	(708,477)	(24,934)	(2,844,036)	(126,763)	(721,516)
Units transferred between divisions and to/from GPA	(183,909)	(349,264)	(620,960)	167,810	594,146	(8,303)	14,065	74,587	283,776	(10,948)	(312,203)	29,354	214,239

Net increase (decrease)	330,351	(300,142)	65,789	154,022	1,210,257	(38,286)	(260,402)	456,096	1,278,674	(9,276)	(433,325)	82,633	756,784

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2006	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division
										(Initial)	(Service)

Units purchased	89,715	307,137	700,522	4,190,629	420,151	2,042,380	1,688,574	3,310,739	820,108	5,118,432	594,371	26,908
Units withdrawn	(46,154)	(112,337)	(450,888)	(2,833,721)	(29,943)	(1,305,502)	(835,737)	(1,651,606)	(602,698)	(3,560,127)	(375,599)	(15,135)
Units transferred between divisions and transferred to/from GPA	55,611	75,821	(49,456)	15,230	—	378,486	770,862	620,524	(36,470)	1,445,982	71,866	12,159

Net increase (decrease)	99,172	270,621	200,178	1,372,138	390,208	1,115,364	1,623,699	2,279,657	180,940	3,004,287	290,638	23,932

December 31, 2006 (Continued)	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division	Goldman Sachs Mid Cap Value Division	Goldman Sachs Structured U.S. Equity Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	Janus Aspen Worldwide Growth Division
							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Units purchased	984,784	1,876,001	15,749	13,999	139,805	107,226	200,403	328,707	1,986,827	4,563	1,810,825	7,762
Units withdrawn	(420,493)	(1,161,243)	(4,293)	(21,172)	(67,738)	(181,104)	(75,410)	(131,857)	(1,363,114)	(308)	(1,360,895)	(1,242)
Units transferred between divisions and transferred to/from GPA	337,499	1,534,495	(19,637)	24,540	16,271	(93,359)	(60,167)	131,745	(8,741)	976	(384,201)	401

Net increase (decrease)	901,790	2,249,253	(8,181)	17,367	88,338	(167,237)	64,826	328,595	614,972	5,231	65,729	6,921

December 31, 2006 (Continued)	MFS® Emerging Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division
Units purchased	239,289	48,720	472,602	77,693	2,310,691	476,114	109,570	7,527,060	6,861,513	991,445	577,605	1,510,839
Units withdrawn	(274,715)	(31,705)	(374,437)	(33,559)	(2,703,311)	(270,462)	(42,401)	(6,613,220)	(6,965,149)	(536,037)	(300,128)	(931,090)
Units transferred between divisions and transferred to/from GPA	39,624	(7,349)	79,688	(46,599)	(561,580)	(64,897)	82,460	(819,972)	(4,299,949)	(30,244)	86,347	4,575

Net increase (decrease)	4,198	9,666	177,853	(2,465)	(954,200)	140,755	149,629	93,868	(4,403,585)	425,164	363,824	584,324

December 31, 2006 (Continued)	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division
Units purchased	4,133,618	11,943,220	391,270	1,518,130	1,408,226	457,779	236,906	9,492,159	1,605,115	6,554,454	1,450,833	1,846,005
Units withdrawn	(3,123,422)	(6,187,685)	(472,744)	(1,147,774)	(741,436)	(168,986)	(274,849)	(7,431,279)	(1,463,446)	(5,130,335)	(1,250,408)	(1,030,819)
Units transferred between divisions and transferred to/from GPA	4,821,091	(11,928,942)	(12,885)	(121,144)	(511,794)	301,632	27,199	(652,689)	(63,874)	1,627,669	(119,385)	999,003

Net increase (decrease)	5,831,287	(6,173,407)	(94,359)	249,212	154,996	590,425	(10,744)	1,408,191	77,795	3,051,788	81,040	1,814,189

December 31, 2006 (Continued)	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer MidCap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Units purchased	3,948,827	484,278	5,153,140	2,347,907	1,947,654	132,316	261,083	733,394	1,521,369	31,309	3,681,959	196,765	1,311,409
Units withdrawn	(3,270,298)	(335,426)	(4,317,577)	(2,031,429)	(1,285,682)	(91,992)	(71,107)	(279,359)	(756,328)	(105,669)	(3,759,596)	(144,670)	(821,112)
Units transferred between divisions and transferred to/from GPA	(237,883)	27,571	(691,763)	3,979	456,618	13,162	(39,739)	100,320	340,777	7,502	(276,773)	9,126	1,143,529

Net increase (decrease)	440,646	176,423	143,800	320,457	1,118,590	53,486	150,237	554,355	1,105,818	(66,858)	(354,410)	61,221	1,633,826

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years ended December 31, 2007 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
AIM V.I. Financial Services Division
2007	437,087	$1.05 to $1.27	$540,314	1.90%	0.25% to 1.00%	(22.99)% to (22.41)%
2006	356,251	1.36 to 1.64	570,219	1.89	0.25 to 1.00	15.29 to 16.15
2005	257,079	1.18 to 1.41	356,527	1.62	0.25 to 1.00	4.86 to 5.64
2004	187,809	1.13 to 1.33	247,855	2.14	0.25 to 1.00	7.59 to 8.40
2003	22,091	1.05 to 1.23	26,592	0.57	0.25 to 1.15	4.76 to 23.15

AIM V.I. Global Health Care Division
2007	1,013,954	1.45 to 1.62	1,601,399	-	0.25 to 1.00	10.74 to 11.57
2006	889,467	1.31 to 1.45	1,265,363	-	0.25 to 1.00	4.19 to 4.97
2005	618,846	1.25 to 1.38	842,578	-	0.25 to 1.00	7.08 to 7.88
2004	420,967	1.17 to 1.28	534,188	-	0.25 to 1.00	6.50 to 7.30
2003	41,149	1.10 to 1.19	48,653	-	0.55 to 1.15	10.00 to 19.33

AIM V.I. Technology Division
2007	2,838,892	0.77 to 1.22	1,938,210	-	0.25 to 1.00	6.63 to 7.43
2006	2,602,604	0.72 to 1.15	1,663,639	-	0.25 to 1.00	9.38 to 10.21
2005	2,402,426	0.65 to 1.05	1,385,141	-	0.25 to 1.00	1.16 to 1.92
2004	1,955,588	0.64 to 1.04	1,108,275	-	0.25 to 1.00	3.59 to 4.37
2003	1,219,820	0.54 to 1.33	667,827	-	0.25 to 1.15	(38.50) to 44.93

American Century VP Income & Growth Division
2007	20,608,539	1.17 to 1.42	26,101,947	1.78	0.25 to 1.00	(1.07) to (0.32)
2006	19,690,845	1.17 to 1.44	25,141,137	1.74	0.25 to 1.00	15.93 to 16.80
2005	18,318,707	1.00 to 1.24	20,136,781	1.92	0.25 to 1.00	3.59 to 4.37
2004	16,298,991	0.96 to 1.20	17,299,546	1.34	0.25 to 1.00	11.87 to 12.71
2003	14,218,974	0.82 to 1.24	13,446,388	1.17	0.25 to 1.15	7.03 to 29.03

American Century VP International Division
2007	1,869,633	1.12	2,092,483	0.59	0.60	17.35
2006	1,545,230	0.95	1,473,764	1.33	0.60	24.28
2005	1,155,022	0.77	886,390	0.86	0.60	12.58
2004	165,085	0.68	112,535	0.51	0.60	14.24
2003	144,784	0.60	86,396	0.14	0.60	23.77

American Century VP Value Division
2007	6,649,890	1.40 to 1.68	10,894,740	1.55	0.25 to 1.00	(6.09) to (5.38)
2006	6,286,660	1.49 to 1.77	10,921,207	1.21	0.25 to 1.00	17.48 to 18.36
2005	5,171,296	1.27 to 1.50	7,590,318	0.75	0.25 to 1.00	3.99 to 4.77
2004	2,325,864	1.22 to 1.43	3,242,816	0.80	0.25 to 1.00	13.20 to 14.05
2003	1,385,800	1.08 to 1.44	1,696,343	0.71	0.25 to 1.15	7.89 to 28.57

American Funds® Asset Allocation Division
2007	7,313,808	1.46 to 1.67	11,907,888	2.35	0.25 to 1.00	5.49 to 6.29
2006	5,841,324	1.39 to 1.57	8,992,331	2.57	0.25 to 1.00	13.52 to 14.37
2005	4,217,625	1.22 to 1.37	5,704,429	2.54	0.25 to 1.00	8.06 to 8.87
2004	2,718,439	1.13 to 1.26	3,395,321	2.98	0.25 to 1.00	7.26 to 8.07
2003	610,899	1.05 to 1.17	709,272	3.23	0.55 to 1.15	5.39 to 16.84

American Funds® Growth-Income Division
2007	11,276,548	1.44 to 1.77	19,322,765	1.63	0.25 to 1.00	3.99 to 4.78
2006	9,187,725	1.39 to 1.69	15,067,960	1.74	0.25 to 1.00	14.06 to 14.92
2005	6,908,068	1.22 to 1.47	9,897,645	1.56	0.25 to 1.00	4.78 to 5.57
2004	4,228,401	1.16 to 1.39	5,780,509	1.23	0.25 to 1.00	9.28 to 10.10
2003	1,113,464	1.06 to 1.26	1,374,834	1.65	0.25 to 1.15	6.36 to 26.27

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
DWS Small Cap Index Division
2007	4,213,758	$1.42 to $1.60	$6,595,945	0.85%	0.25% to 1.00%	(2.88)% to (2.14)%
2006	3,909,521	1.46 to 1.63	6,281,962	0.63	0.25 to 1.00	16.33 to 17.20
2005	3,728,581	1.26 to 1.35	5,138,270	0.61	0.25 to 1.00	3.23 to 4.00
2004	3,249,324	1.22 to 1.29	4,323,531	0.41	0.25 to 1.00	16.59 to 17.46
2003	2,617,934	1.04 to 1.40	2,976,472	0.76	0.25 to 1.15	4.47 to 46.06

Fidelity® VIP Contrafund® Division (Initial)
2007	26,526,742	1.79 to 2.29	50,243,618	1.00	0.25 to 1.00	16.42 to 17.30
2006	24,515,709	1.54 to 1.95	39,794,599	1.33	0.25 to 1.00	10.61 to 11.44
2005	21,511,422	1.27 to 1.39	31,545,007	0.27	0.25 to 1.00	15.78 to 16.65
2004	18,290,136	1.09 to 1.20	23,153,203	0.31	0.25 to 1.00	14.33 to 15.19
2003	15,484,520	0.94 to 1.30	17,122,058	0.41	0.25 to 1.15	4.89 to 28.14

Fidelity® VIP Contrafund® Division (Service)
2007	4,437,127	1.80 to 1.87	8,066,921	0.88	0.60 to 0.75	16.63 to 16.80
2006	3,986,892	1.54 to 1.60	6,205,658	1.12	0.60 to 0.75	10.76 to 10.92
2005	3,696,254	1.39 to 1.44	5,187,310	0.18	0.60 to 0.75	15.98 to 16.15
2004	2,846,876	1.20 to 1.24	3,437,237	0.22	0.60 to 0.75	14.48 to 14.65
2003	2,282,592	1.05 to 1.08	2,406,184	0.35	0.60 to 0.75	27.39 to 27.59

Fidelity® VIP Growth Division
2007	215,766	0.87	186,858	0.58	0.60	26.11
2006	266,378	0.69	182,932	0.26	0.60	6.10
2005	242,446	0.65	156,931	0.36	0.60	5.04
2004	225,961	0.62	139,240	0.16	0.60	2.65
2003	200,860	0.60	120,582	0.10	0.60	31.99

Franklin Small Cap Value Securities Division
2007	3,550,544	1.59 to 2.03	6,979,654	0.64	0.25 to 1.00	(3.36) to (2.62)
2006	2,834,886	1.64 to 2.08	5,749,596	0.63	0.25 to 1.00	15.82 to 16.69
2005	1,933,096	1.42 to 1.78	3,371,810	0.75	0.25 to 1.00	7.69 to 8.50
2004	827,903	1.32 to 1.64	1,334,961	0.16	0.25 to 1.00	22.52 to 23.44
2003	200,992	1.07 to 1.33	264,105	0.02	0.25 to 1.15	7.50 to 33.15

Goldman Sachs VIT Capital Growth Division
2007	8,013,664	0.96 to 1.35	8,434,328	0.19	0.25 to 1.00	9.03 to 9.86
2006	7,735,265	0.88 to 1.24	7,440,647	0.15	0.25 to 1.00	7.48 to 8.29
2005	5,486,012	0.81 to 1.16	4,878,924	0.16	0.25 to 1.00	1.92 to 2.69
2004	4,822,200	0.79 to 1.13	4,178,485	0.76	0.25 to 1.00	8.00 to 8.82
2003	4,103,291	0.72 to 1.17	3,295,278	0.31	0.25 to 1.15	4.93 to 23.43

Goldman Sachs VIT Growth and Income Division
2007	120,152	1.45 to 1.53	179,076	0.70	0.30 to 0.60	0.88 to 1.19
2006	242,453	1.44 to 1.52	365,677	1.76	0.30 to 0.60	21.90 to 22.26
2005	250,634	1.18 to 1.24	308,365	1.00	0.30 to 0.60	3.31 to 3.62
2004	336,590	1.14 to 1.20	400,922	4.90	0.30 to 0.60	18.09 to 18.44
2003	38,023	0.97 to 1.01	37,031	1.27	0.30 to 0.60	23.62 to 23.99

Goldman Sachs VIT Mid Cap Value Division
2007	1,014,106	2.96 to 3.06	3,027,054	0.76	0.30 to 0.60	2.58 to 2.89
2006	1,038,226	2.88 to 2.98	3,027,333	1.12	0.30 to 0.60	15.47 to 15.82
2005	949,888	2.49 to 2.57	2,397,694	0.68	0.30 to 0.60	12.15 to 12.49
2004	619,822	2.22 to 2.29	1,400,249	0.80	0.30 to 0.60	25.13 to 25.51
2003	366,462	1.78 to 1.82	660,678	1.88	0.30 to 0.60	27.62 to 28.01

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Goldman Sachs VIT Strategic International Equity Division
2007	328,008	$1.57	$513,527	1.45%	0.60%	7.23%
2006	303,309	1.46	442,822	1.77	0.60	21.37
2005	285,942	1.20	343,948	0.12	0.60	13.03
2004	2,766,224	1.06	2,943,923	1.18	0.60	12.80
2003	2,793,318	0.94	2,635,312	4.34	0.60	34.68

Goldman Sachs VIT Structured U.S. Equity Division
2007	327,110	1.21 to 1.40	403,191	0.69	0.30 to 0.60	(2.22) to (1.92)
2006	496,632	1.23 to 1.43	656,215	1.09	0.30 to 0.60	12.22 to 12.55
2005	663,869	1.10 to 1.27	772,544	0.81	0.30 to 0.60	5.88 to 6.19
2004	699,245	1.04 to 1.19	775,478	1.18	0.30 to 0.60	14.25 to 14.60
2003	691,432	0.91 to 1.04	666,907	0.81	0.30 to 0.60	28.70 to 29.09

Janus Aspen Balanced Division (Institutional)
2007	270,545	1.32	357,054	1.27	0.60	9.87
2006	1,007,585	1.20	1,210,299	2.23	0.60	10.06
2005	942,759	1.09	1,028,940	2.46	0.60	7.31
2004	652,633	1.02	663,797	2.44	0.60	7.88
2003	473,248	0.94	446,194	2.37	0.60	13.37

Janus Aspen Balanced Division (Service)
2007	1,118,039	1.41 to 1.55	1,691,029	2.38	0.25 to 1.00	9.18 to 10.01
2006	937,668	1.29 to 1.41	1,295,293	2.13	0.25 to 1.00	9.32 to 10.14
2005	609,073	1.18 to 1.28	767,565	2.43	0.25 to 1.00	6.59 to 7.39
2004	289,140	1.11 to 1.19	340,624	3.28	0.25 to 1.00	7.22 to 8.02
2003	103,853	1.04 to 1.10	112,184	1.55	0.55 to 1.15	3.65 to 10.12

Janus Aspen Forty Division (Institutional)
2007	11,272,793	1.24 to 1.63	16,553,272	0.36	0.25 to 0.75	35.96 to 36.65
2006	10,764,997	0.91 to 1.20	11,662,341	0.37	0.25 to 0.75	8.53 to 9.07
2005	10,150,025	0.83 to 1.10	10,081,264	0.22	0.25 to 0.75	12.01 to 12.57
2004	9,421,047	0.74 to 0.98	8,322,573	0.27	0.25 to 0.75	17.35 to 17.93
2003	8,850,343	0.61 to 0.84	6,575,759	0.52	0.25 to 0.75	19.64 to 20.23

Janus Aspen Forty Division (Service)
2007	33,767	2.04 to 2.28	70,837	0.19	0.50 to 1.00	35.27 to 35.95
2006	30,117	1.51 to 1.67	46,874	0.15	0.50 to 1.00	8.03 to 8.57
2005	24,886	1.39 to 1.54	36,004	0.01	0.50 to 1.00	11.44 to 12.00
2004	20,532	1.25 to 1.38	26,784	0.05	0.50 to 1.00	16.79 to 17.38
2003	1,690	1.07 to 1.17	1,854	0.17	0.65 to 1.15	7.04 to 17.31

Janus Aspen Worldwide Growth Division (Institutional)
2007	9,795,521	0.82 to 1.07	9,294,263	0.78	0.25 to 0.75	8.80 to 9.35
2006	8,812,972	0.75 to 0.98	7,743,589	1.78	0.25 to 0.75	17.32 to 17.91
2005	8,747,243	0.63 to 0.84	6,547,957	1.42	0.25 to 0.75	5.08 to 5.60
2004	8,002,873	0.60 to 0.80	5,650,473	1.06	0.25 to 0.75	4.00 to 4.52
2003	7,140,496	0.56 to 0.77	4,821,333	1.16	0.25 to 0.75	23.07 to 23.68

Janus Aspen Worldwide Growth Division (Service)
2007	72,956	1.45 to 1.74	113,041	0.58	0.50 to 1.00	8.27 to 8.81
2006	65,456	1.34 to 1.60	94,029	1.65	0.50 to 1.00	16.77 to 17.35
2005	58,535	1.15 to 1.36	72,298	1.30	0.50 to 1.00	4.52 to 5.04
2004	39,870	1.10 to 1.30	48,449	0.96	0.50 to 1.00	3.49 to 4.01
2003	33,772	1.06 to 1.25	40,164	0.35	0.65 to 1.15	6.13 to 24.82

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]		Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MFS® Emerging Growth Division
2007	1,741,514	$1.16 to $1.39	$2,099,520	-%		0.30% to 0.75%	20.26% to 20.81%
2006	1,575,248	0.96 to 1.15	1,550,475	-		0.30 to 0.75	7.09 to 7.57
2005	1,571,050	0.90 to 1.07	1,449,273	-		0.30 to 0.75	8.38 to 8.86
2004	1,877,080	0.83 to 0.98	1,632,471	-		0.30 to 0.75	12.12 to 12.62
2003	1,763,956	0.74 to 0.87	1,369,714	-		0.30 to 0.75	29.25 to 29.84

MFS® Investors Trust Division
2007	125,171	1.52 to 1.74	210,476	0.80		0.25 to 1.00	9.20 to 10.03
2006	119,165	1.39 to 1.58	183,262	0.43		0.25 to 1.00	11.87 to 12.71
2005	109,499	1.24 to 1.40	150,490	0.54		0.25 to 1.00	6.25 to 7.05
2004	62,017	1.17 to 1.31	80,199	0.53		0.25 to 1.00	10.25 to 11.08
2003	12,348	1.06 to 1.18	14,488	-		0.65 to 1.15	6.02 to 17.95

MFS® New Discovery Division
2007	1,493,038	1.24 to 1.66	2,479,683	-		0.25 to 1.00	1.49 to 2.26
2006	1,513,736	1.22 to 1.62	2,520,413	-		0.25 to 1.00	12.09 to 12.93
2005	1,335,883	1.09 to 1.44	1,991,389	-		0.25 to 1.00	4.20 to 4.98
2004	1,181,292	1.05 to 1.37	1,711,864	-		0.25 to 1.00	5.46 to 6.25
2003	945,351	0.99 to 1.60	1,315,522	-		0.25 to 1.15	(0.64) to 33.32

MFS® Research Division
2007	1,598,463	1.22 to 1.42	2,147,299	0.68		0.30 to 0.75	12.35 to 12.86
2006	1,634,233	1.09 to 1.26	1,945,698	0.50		0.30 to 0.75	9.65 to 10.15
2005	1,636,698	0.99 to 1.14	1,772,256	0.46		0.30 to 0.75	7.00 to 7.48
2004	1,610,689	0.93 to 1.06	1,631,879	1.07		0.30 to 0.75	14.98 to 15.50
2003	1,672,216	0.81 to 0.92	1,467,152	0.66		0.30 to 0.75	23.77 to 24.33

MML Blend Division
2007	15,415,728	1.31 to 1.35	29,696,952	3.02		0.25 to 1.00	4.84 to 5.64
2006	16,421,828	1.24 to 1.29	30,908,000	2.72		0.25 to 1.00	10.67 to 11.50
2005	17,376,028	1.11 to 1.16	29,230,819	2.74		0.25 to 1.00	3.63 to 4.41
2004	17,779,888	1.06 to 1.12	28,864,924	2.70		0.25 to 1.00	7.60 to 8.41
2003	17,782,949	0.97 to 3.40	27,011,793	2.63		0.25 to 1.15	4.34 to 18.41

MML Emerging Growth Division
2007	1,822,362	1.09 to 1.36	1,953,469	-		0.25 to 1.00	16.64 to 17.52
2006	1,599,270	0.93 to 1.17	1,458,984	-		0.25 to 1.00	4.27 to 5.05
2005	1,458,515	0.88 to 1.12	1,260,116	-		0.25 to 1.00	(0.05) to 0.69
2004	1,262,834	0.88 to 1.12	1,078,912	-		0.25 to 1.00	13.52 to 14.38
2003	835,712	0.49 to 1.40	630,875	-		0.25 to 1.15	(1.10) to 45.55

MML Enhanced Index Core Equity Division
2007	570,634	1.44 to 1.71	934,162	1.39		0.25 to 1.00	3.37 to 4.15
2006	451,854	1.40 to 1.64	711,960	1.19		0.25 to 1.00	15.01 to 15.87
2005	302,225	1.21 to 1.41	410,203	2.35	[4]	0.25 to 1.00	4.46 to 5.24
2004	90,372	1.16 to 1.34	115,465	2.20	[4]	0.25 to 1.00	9.79 to 10.61
2003	4,992	0.77 to 1.21	6,032	3.05		0.65 to 1.15	(23.30) to 21.49

MML Equity Division
2007	51,883,929	1.32 to 1.50	113,056,361	2.00		0.25 to 1.00	2.97 to 3.74
2006	53,316,839	1.27 to 1.46	114,244,273	1.45		0.25 to 1.00	16.83 to 17.71
2005	53,222,971	1.08 to 1.25	98,216,064	1.95		0.25 to 1.00	2.10 to 2.87
2004	51,769,338	1.05 to 1.22	94,499,780	2.12		0.25 to 1.00	14.69 to 15.56
2003	50,182,762	0.78 to 3.80	80,954,021	1.83		0.25 to 1.15	6.43 to 27.17

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]		Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Equity Index Division
2007	78,763,001	$1.09 to $1.44	$127,924,400	1.70%		0.25% to 1.00%	4.19% to 4.98%
2006	78,249,091	1.04 to 1.38	122,252,472	1.71		0.25 to 1.00	14.39 to 15.25
2005	82,652,676	0.90 to 1.21	117,323,992	1.60		0.25 to 1.00	3.61 to 4.39
2004	93,376,410	0.87 to 1.16	122,804,884	1.75		0.25 to 1.00	9.50 to 10.32
2003	102,659,259	0.77 to 1.82	126,991,372	1.58		0.25 to 1.15	6.23 to 27.99

MML Growth Equity Division
2007	4,047,822	0.68 to 1.15	3,199,362	0.48		0.25 to 1.00	3.35 to 4.13
2006	3,821,175	0.65 to 1.11	2,939,820	0.51		0.25 to 1.00	0.90 to 1.66
2005	3,396,011	0.64 to 1.10	2,573,254	0.48		0.25 to 1.00	2.85 to 3.62
2004	3,049,364	0.62 to 1.07	2,223,682	0.51		0.25 to 1.00	3.84 to 4.62
2003	2,515,462	0.54 to 1.16	1,748,960	0.02		0.25 to 1.15	3.23 to 22.59

MML Inflation-Protected Bond Division
2007	2,211,272	1.14 to 1.27	2,728,063	4.29		0.25 to 1.00	6.44 to 7.24
2006	2,384,814	1.07 to 1.18	2,759,877	3.85		0.25 to 1.00	(0.03) to 0.72
2005	2,020,990	1.07 to 1.17	2,333,227	5.02	[4]	0.25 to 1.00	0.62 to 1.37
2004	1,422,409	1.07 to 1.16	1,627,663	4.38	[4]	0.25 to 1.00	5.19 to 5.98
2003	373,385	0.79 to 1.09	404,629	2.75		0.25 to 1.15	(20.84) to 6.57

MML Large Cap Value Division
2007	7,481,556	1.48 to 1.49	10,356,133	1.00		0.25 to 1.00	3.19 to 3.97
2006	7,026,781	1.42 to 1.45	9,411,071	0.70		0.25 to 1.00	13.12 to 13.97
2005	6,442,457	1.25 to 1.28	7,605,314	0.75		0.25 to 1.00	8.20 to 9.01
2004	4,754,624	1.15 to 1.18	5,225,937	0.83		0.25 to 1.00	10.73 to 11.57
2003	3,592,899	0.91 to 1.25	3,550,129	0.92		0.25 to 1.15	6.62 to 29.26

MML Managed Bond Division
2007	31,318,605	1.17 to 1.63	67,034,489	5.22		0.25 to 1.00	6.03 to 6.83
2006	31,368,786	1.10 to 1.53	63,622,950	4.93		0.25 to 1.00	3.08 to 3.85
2005	25,537,499	1.07 to 1.42	46,543,862	4.72		0.25 to 1.00	1.34 to 2.10
2004	27,506,791	1.05 to 1.39	48,735,262	5.02		0.25 to 1.00	3.43 to 4.21
2003	22,684,553	1.02 to 3.12	34,911,266	5.14		0.25 to 1.15	1.96 to 5.33

MML Money Market Division
2007	21,676,978	1.09 to 1.33	26,178,489	4.60		0.25 to 1.00	3.68 to 4.47
2006	21,280,213	1.05 to 1.28	24,585,965	4.42		0.25 to 1.00	3.51 to 4.29
2005	27,453,620	1.01 to 1.12	30,246,574	2.66		0.25 to 1.00	1.64 to 2.40
2004	21,109,347	1.00 to 1.10	23,575,100	0.80		0.25 to 1.00	(0.21) to 0.54
2003	18,648,636	1.00 to 1.93	20,673,190	0.62		0.25 to 1.15	(0.07) to 0.37

MML NASDAQ-100® Division
2007	1,457,456	1.11 to 1.41	1,482,541	0.03		0.25 to 1.00	17.52 to 18.41
2006	1,472,918	0.94 to 1.20	1,263,519	0.05		0.25 to 1.00	5.72 to 6.51
2005	1,567,277	0.88 to 1.14	1,270,277	0.05		0.25 to 1.00	0.29 to 1.04
2004	1,130,679	0.87 to 1.13	930,681	0.75		0.25 to 1.00	9.27 to 10.09
2003	788,629	0.74 to 1.32	592,489	-		0.25 to 1.15	(20.71) to 48.26

MML Small Cap Equity Division
2007	8,290,756	1.24 to 1.60	12,563,900	0.74		0.25 to 1.00	(2.19) to (1.45)
2006	8,111,367	1.27 to 1.62	12,549,453	0.41		0.25 to 1.00	9.40 to 10.22
2005	7,862,155	1.16 to 1.33	11,086,914	0.27	[4]	0.25 to 1.00	(1.20) to (0.45)
2004	7,235,130	1.18 to 1.48	10,325,472	0.18	[4]	0.25 to 1.00	15.20 to 16.06
2003	6,680,080	1.02 to 1.48	8,274,682	0.22		0.25 to 1.15	2.01 to 30.97

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]		Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Small Cap Growth Equity Division
2007	6,396,117	$1.22 to $1.49	$8,643,629	0.12%		0.25% to 1.00%	8.53% to 9.35%
2006	6,308,122	1.12 to 1.38	7,760,573	-		0.25 to 1.00	8.01 to 8.82
2005	6,153,126	1.03 to 1.27	6,885,418	-		0.25 to 1.00	10.46 to 11.29
2004	3,831,352	0.92 to 1.15	4,096,525	-		0.25 to 1.00	12.13 to 12.97
2003	3,061,530	0.75 to 1.36	2,890,805	-		0.25 to 1.15	2.82 to 48.18

MML Small Company Opportunities Division
2007	1,797,556	1.44 to 1.92	3,347,308	-		0.25 to 1.00	(8.01) to (7.32)
2006	1,319,843	1.56 to 2.07	2,662,289	-		0.25 to 1.00	14.30 to 15.16
2005	729,418	1.37 to 1.80	1,279,520	-	[4]	0.25 to 1.00	9.85 to 10.68
2004	438,129	1.24 to 1.63	698,905	-	[4]	0.25 to 1.00	17.63 to 18.51
2003	109,419	1.06 to 1.37	146,955	10.02		0.55 to 1.15	5.64 to 37.18

Oppenheimer Balanced Division
2007	1,809,949	1.76 to 2.67	3,209,256	2.49		0.30 to 0.75	3.01 to 3.47
2006	1,831,327	1.71 to 2.58	3,147,406	2.13		0.30 to 0.75	10.32 to 10.81
2005	1,842,071	1.55 to 2.33	2,866,875	1.70		0.30 to 0.75	3.11 to 3.58
2004	1,747,554	1.50 to 2.25	2,683,222	0.94		0.30 to 0.75	9.28 to 9.77
2003	1,450,163	1.30 to 2.05	2,022,633	2.60		0.30 to 0.75	24.02 to 24.58

Oppenheimer Capital Appreciation Division
2007	44,723,060	1.03 to 1.40	69,155,367	0.22		0.25 to 1.00	13.01 to 13.86
2006	43,466,470	0.91 to 1.24	59,766,453	0.37		0.25 to 1.00	6.88 to 7.68
2005	42,058,279	0.84 to 1.16	55,273,128	0.89		0.25 to 1.00	4.06 to 4.84
2004	39,081,354	0.80 to 1.12	50,567,724	0.31		0.25 to 1.00	5.87 to 6.67
2003	36,383,743	0.75 to 2.57	48,581,710	0.36		0.25 to 1.15	5.52 to 30.62

Oppenheimer Core Bond Division
2007	8,801,503	1.17 to 1.55	12,562,252	4.90		0.25 to 1.00	3.35 to 4.13
2006	8,212,158	1.13 to 1.49	11,345,570	5.22		0.25 to 1.00	4.23 to 5.02
2005	8,134,363	1.09 to 1.27	10,800,107	4.96		0.25 to 1.00	1.57 to 2.33
2004	6,791,936	1.07 to 1.39	8,865,167	4.33		0.25 to 1.00	4.44 to 5.23
2003	6,014,636	1.02 to 1.65	7,531,796	4.94		0.25 to 1.15	2.37 to 6.51

Oppenheimer Global Securities Division
2007	35,640,444	1.57 to 1.77	84,011,001	1.28		0.25 to 1.00	5.26 to 6.05
2006	34,064,983	1.48 to 1.69	77,421,284	0.98		0.25 to 1.00	16.52 to 17.40
2005	31,013,195	1.26 to 1.45	62,118,410	0.98		0.25 to 1.00	13.17 to 14.02
2004	28,410,871	1.11 to 1.28	52,392,622	1.20		0.25 to 1.00	17.98 to 18.87
2003	24,535,566	0.92 to 2.63	39,412,655	0.72		0.25 to 1.15	8.33 to 42.66

Oppenheimer High Income Division
2007	8,451,774	1.21 to 1.45	12,521,291	6.96		0.25 to 1.00	(1.10) to (0.35)
2006	7,465,740	1.22 to 1.45	11,318,681	7.33		0.25 to 1.00	8.34 to 9.15
2005	7,384,700	1.13 to 1.33	10,357,580	6.60		0.25 to 1.00	1.30 to 2.06
2004	7,975,065	1.11 to 1.30	10,973,027	5.15		0.25 to 1.00	7.88 to 8.70
2003	7,365,307	1.03 to 1.80	9,570,904	5.57		0.25 to 1.15	3.09 to 23.65

Oppenheimer International Growth Division
2007	9,340,170	1.76 to 2.03	16,918,009	0.83		0.25 to 1.00	11.48 to 12.33
2006	7,525,936	1.57 to 1.82	12,380,173	0.57		0.25 to 1.00	29.49 to 30.46
2005	5,711,747	1.20 to 1.40	7,318,788	0.78		0.25 to 1.00	12.93 to 13.78
2004	4,567,593	1.06 to 1.24	5,192,020	1.32		0.25 to 1.00	16.68 to 17.56
2003	3,228,425	0.84 to 1.53	3,214,648	1.24		0.25 to 1.15	(10.14) to 52.91

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Oppenheimer Main Street Division
2007	16,805,849	$1.14 to $1.41	$21,631,175	0.97%	0.25% to 1.00%	3.38% to 4.16%
2006	16,475,498	1.10 to 1.37	20,492,507	1.11	0.25 to 1.00	13.88 to 14.74
2005	16,034,852	0.96 to 1.20	17,750,200	1.31	0.25 to 1.00	4.92 to 5.71
2004	14,935,472	0.91 to 1.14	15,778,180	0.81	0.25 to 1.00	8.37 to 9.19
2003	13,329,573	0.82 to 2.30	13,301,053	0.89	0.25 to 1.15	5.64 to 26.40

Oppenheimer Main Street Small Cap Division
2007	2,060,137	2.23 to 2.29	4,609,268	0.31	0.30 to 0.75	(1.95) to (1.51)
2006	2,360,279	2.27 to 2.33	5,396,830	0.15	0.30 to 0.75	14.14 to 14.65
2005	2,183,856	1.99 to 2.03	4,370,534	-	0.30 to 0.75	9.10 to 9.59
2004	1,635,315	1.83 to 1.85	3,003,142	-	0.30 to 0.75	18.53 to 19.06
2003	1,102,442	1.53 to 1.55	1,701,236	-	0.30 to 0.75	43.28 to 43.93

Oppenheimer MidCap Division
2007	28,919,595	0.70 to 1.41	45,073,917	-	0.25 to 1.00	5.27 to 6.07
2006	28,853,806	0.66 to 1.34	43,449,488	-	0.25 to 1.00	1.93 to 2.70
2005	28,710,006	0.65 to 1.31	43,167,129	-	0.25 to 1.00	11.21 to 12.05
2004	27,147,269	0.58 to 1.18	37,035,548	-	0.25 to 1.00	18.59 to 19.48
2003	25,274,835	0.48 to 1.83	29,720,811	-	0.25 to 1.15	(0.52) to 25.28

Oppenheimer Money Division
2007	9,944,623	1.33 to 1.56	12,899,626	4.85	0.30 to 0.75	4.20 to 4.67
2006	9,790,601	1.28 to 1.49	12,158,686	4.60	0.30 to 0.75	3.94 to 4.40
2005	9,470,144	1.23 to 1.43	11,291,985	2.74	0.30 to 0.75	2.10 to 2.55
2004	21,261,523	1.21 to 1.39	24,941,893	0.97	0.30 to 0.75	0.23 to 0.68
2003	24,329,314	1.14 to 1.38	29,446,943	0.80	0.30 to 0.75	0.04 to 0.49

Oppenheimer Strategic Bond Division
2007	9,319,044	1.30 to 1.80	16,223,026	3.34	0.25 to 1.00	8.59 to 9.42
2006	8,108,787	1.20 to 1.64	13,064,971	4.02	0.25 to 1.00	6.42 to 7.22
2005	6,990,197	1.13 to 1.50	10,636,966	4.19	0.25 to 1.00	1.65 to 2.41
2004	5,791,920	1.11 to 1.46	8,791,997	4.72	0.25 to 1.00	7.59 to 8.40
2003	5,139,985	1.03 to 1.83	7,480,486	5.60	0.25 to 1.15	3.13 to 17.78

Panorama Growth Division
2007	1,470,155	1.04 to 1.07	1,563,342	1.16	0.60 to 0.75	4.07 to 4.22
2006	1,508,441	1.00 to 1.03	1,541,572	1.20	0.60 to 0.75	13.82 to 13.99
2005	1,454,955	0.88 to 0.90	1,305,890	1.61	0.60 to 0.75	5.62 to 5.78
2004	1,394,609	0.83 to 0.85	1,188,894	1.02	0.60 to 0.75	8.38 to 8.54
2003	1,514,397	0.76 to 0.79	1,190,482	1.12	0.60 to 0.75	25.86 to 26.05

Panorama Total Return Division
2007	772,868	1.21 to 1.29	994,234	3.28	0.60 to 0.75	5.03 to 5.19
2006	1,033,270	1.15 to 1.23	1,267,312	2.31	0.60 to 0.75	10.87 to 11.03
2005	883,033	1.04 to 1.11	976,855	2.71	0.60 to 0.75	4.00 to 4.15
2004	1,075,988	0.99 to 1.06	1,144,611	1.99	0.60 to 0.75	8.65 to 8.81
2003	1,101,152	0.91 to 0.98	1,078,249	3.34	0.60 to 0.75	20.19 to 20.37

T. Rowe Price Blue Chip Growth Division
2007	2,602,779	1.45 to 1.70	4,299,949	0.47	0.25 to 1.00	11.61 to 12.46
2006	2,146,683	1.30 to 1.51	3,169,404	0.34	0.25 to 1.00	8.58 to 9.39
2005	1,592,328	1.20 to 1.38	2,160,104	0.14	0.25 to 1.00	4.89 to 5.67
2004	806,923	1.14 to 1.31	1,039,044	0.85	0.25 to 1.00	7.60 to 8.41
2003	280,707	1.06 to 1.21	335,792	0.31	0.55 to 1.15	6.17 to 20.61

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]		Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

T. Rowe Price Equity Income Division
2007	5,618,495	$1.52 to $1.78	$9,762,860	1.77%		0.25% to 1.00%	2.23% to 3.00%
2006	4,339,821	1.48 to 1.73	7,353,035	1.65		0.25 to 1.00	17.79 to 18.67
2005	3,234,003	1.26 to 1.46	4,635,938	1.75		0.25 to 1.00	2.89 to 3.66
2004	1,449,917	1.22 to 1.41	2,014,809	1.88		0.25 to 1.00	13.78 to 14.63
2003	406,804	1.08 to 1.23	496,163	1.57		0.25 to 1.15	7.63 to 22.71

T. Rowe Price Limited-Term Bond Division
2007	237,878	1.41	334,498	4.32		0.60	4.86
2006	247,154	1.34	331,447	3.97		0.60	3.45
2005	314,012	1.30	407,067	3.56		0.60	1.14
2004	236,250	1.28	302,805	3.28		0.60	0.50
2003	231,241	1.28	294,914	3.97		0.60	3.66

T. Rowe Price Mid-Cap Growth Division
2007	23,407,847	1.70 to 2.51	46,873,414	0.22		0.25 to 1.00	16.34 to 17.22
2006	23,841,172	1.46 to 2.14	40,950,385	-		0.25 to 1.00	5.58 to 6.37
2005	24,195,582	1.38 to 1.46	39,403,524	-		0.25 to 1.00	13.60 to 14.45
2004	23,243,032	1.22 to 1.27	33,394,627	-		0.25 to 1.00	17.17 to 18.05
2003	20,748,660	1.01 to 1.55	25,715,635	-		0.25 to 1.15	3.93 to 38.21

T. Rowe Price New America Growth Division
2007	1,484,920	1.09 to 1.32	1,646,992	-		0.30 to 0.75	12.93 to 13.44
2006	1,402,287	0.96 to 1.16	1,379,218	0.05		0.30 to 0.75	6.53 to 7.01
2005	1,341,066	0.90 to 1.09	1,237,855		-	0.30 to 0.75	3.69 to 4.16
2004	1,034,953	0.87 to 1.04	920,851	0.06		0.30 to 0.75	10.06 to 10.55
2003	772,165	0.79 to 0.94	627,164	-		0.30 to 0.75	34.10 to 34.70

Templeton Foreign Securities Division
2007	7,407,487	1.67 to 1.88	12,383,788	1.96		0.25 to 1.00	14.30 to 15.17
2006	6,650,703	1.45 to 1.64	9,687,757	1.27		0.25 to 1.00	20.24 to 21.14
2005	5,016,877	1.20 to 1.37	6,049,274	1.18		0.25 to 1.00	9.07 to 9.89
2004	3,916,257	1.09 to 1.25	4,303,349	1.03		0.25 to 1.00	17.35 to 18.23
2003	2,919,234	0.91 to 1.32	2,719,055	1.69		0.25 to 1.15	6.75 to 32.05

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

[2]

The expense ratios represent the annualized policy expenses of Separate Account I, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.

[4]

In 2006, Separate Account I restated its previously reported investment income ratio for 2005 and 2004. This restatement had no impact on the Divisions’ previously reported net assets, net asset value per share or total return. See Note 2 to the financial statements.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

B.	Separate Account I assesses “current” charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within Separate Account I. Charges shown below state charges assessed at a monthly rate unless otherwise specified.

Administrative Charge	$0 - $12 per month per policy
These charges are assessed through the redemption of units.

Asset Charge/Mortality and Expense Risk Charge	Effective annual rate of 0.25% - 1.00% of the policy’s average daily net assets held in Separate Account I.
This charge is assessed through a reduction in unit values.

Additional Mortality Fees	$0.00 to $83.33 per $1,000 of insurance risk $0.08 to $83.33 per $1,000 of face amount
This charge is assessed through a redemption of units.

Face Amount Charge	$0.00 - $0.41 per month per $1,000 face amount of policy; or charge is based on the initial selected face amount of the Policy, the issue age of the insured, and the Policy year in which the deduction is made.
This charge is assessed through a redemption of units.

Insurance Charge/Cost of Insurance Protection Charge/Mortality Charge	$0.00 - $83.33 per month per $1,000 of insurance risk; or MassMutual may charge up to the maximum rate in the Table of Maximum Monthly Mortality Charges in a Policy. MassMutual may charge less than the maximum. If policies are issued in a Group Case, any changes in these charges will apply to all policies in the same case.
These charges are assessed through a redemption of units.

Loan Interest Rate Expense Charge	Effective annual rate of 0.00% - 1.00% of the loan amount
This charge is assessed through a redemption of units.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

Rider Charges:
The rider charges do not apply to all segments within Separate Account I These charges are assessed through a redemption of units.

A. Accidental Death Benefit	$0.04- $0.12929 per $1,000 of coverage

B. Additional Insurance	$0.01 to $82.50 per $1,000 of insurance risk $0.00 to $0.41 per $1,000 of face amount

C. Death Benefit Guarantee	$0.01 per $1,000 of face amount

D. Disability Benefit	$0.01 to $0.266 per $1 of monthly deductions $0.00 to $0.04 per $1 of specified benefit amount $0.00 to $0.32 per $100 of specified benefit amount $0.009 to $0.149 per $1 of specified premium

E. Estate Protection	$0.00 to $21.96 per $1,000 of insurance risk

F. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

G. Insurability Protection	$0.043 to $0.179 per $1,000 of rider face amount

H. Other Insured	$0.01 to $79.16 per $1,000 of insurance risk

I. Survivorship Term	$0.00 to $80.83 per $1,000 of insurance risk $0.00 to $0.30 per $1,000 of face amount

J. Waiver of Monthly Charges	$0.01 to $0.349 per $1 of monthly deductions

K. Waiver of Specified Premium	$0.01 to $0.26 per $1 of monthly deduction $0.00 to $0.04 per $1 of specified premium amount

L. Additional Mortality Fees	$0.00 to $83.33 per $1,000 of face amount

M. Underwriting Charge	$0.01 to $0.06 per $1,000 of selected face amount

N. Term Rider	$0.02 to $5.90 per $1,000 of amount at risk

Independent Auditors’ Report

The Board of Directors and Policyholders of Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2007 and 2006, and the related statutory statements of income, changes in surplus, and cash flows for each of the years in the three-year period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion in 2007. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“statutory accounting practices”), which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the variances between the statutory accounting practices and U.S. generally accepted accounting principles discussed in the preceding paragraph, the Company’s financial statements do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2007 and 2006, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2007. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2007, on the basis of accounting described in Note 2.

/s/ KPMG LLP

February 22, 2008

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2007	2006
	(In Millions)
Assets:
Bonds	$40,211	$40,333
Preferred stocks	152	255
Common stocks – subsidiaries and affiliates	3,384	3,177
Common stocks – unaffiliated	765	1,145
Mortgage loans	11,402	10,007
Policy loans	8,304	7,799
Real estate	1,176	1,265
Partnerships and limited liability companies	4,875	3,776
Derivatives and other invested assets	1,453	987
Cash, cash equivalents and short-term investments	2,558	656

Total invested assets	74,280	69,400
Investment income due and accrued	717	670
Other than invested assets	1,380	1,311

Total assets excluding separate accounts	76,377	71,381
Separate account assets	42,709	37,840

Total assets	$119,086	$109,221

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, continued

	December 31,
	2007	2006
	(In Millions)
Liabilities:
Policyholders’ reserves	$56,822	$54,804
Liabilities for deposit-type contracts	4,257	3,586
Contract claims and other benefits	242	241
Policyholders’ dividends	1,391	1,245
General expenses due or accrued	715	730
Federal income taxes	82	125
Asset valuation reserve	1,515	1,694
Securities sold under agreements to repurchase	2,051	1,183
Commercial paper	250	—
Other liabilities	1,224	873

Total liabilities excluding separate accounts	68,549	64,481
Separate account liabilities	42,529	37,713

Total liabilities	111,078	102,194
Surplus	8,008	7,027

Total liabilities and surplus	$119,086	$109,221

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Revenue:
Premium income	$12,837	$12,484	$11,854
Net investment income	4,617	4,155	4,022
Fees and other income	455	388	343

Total revenue	17,909	17,027	16,219

Benefits and expenses:
Policyholders’ benefits	10,564	10,187	9,531
Change in policyholders’ reserves	3,572	3,494	3,498
General insurance expenses	1,063	1,090	914
Commissions	523	513	488
State taxes, licenses and fees	124	112	111

Total benefits and expenses	15,846	15,396	14,542

Net gain from operations before dividends and federal income taxes	2,063	1,631	1,677
Dividends to policyholders	1,373	1,226	1,155

Net gain from operations before federal income taxes	690	405	522
Federal income tax expense (benefit)	119	(50)	73

Net gain from operations	571	455	449
Net realized capital (losses) gains, after tax and transfers to interest maintenance reserve	(431)	248	214

Net income	$140	$703	$663

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Surplus, beginning of year	$7,027	$6,688	$6,291
Increase (decrease) due to:
Net income	140	703	663
Change in net unrealized capital gains	455	45	209
Change in net unrealized foreign exchange capital gains	56	43	84
Change in asset valuation reserve	179	(228)	(326)
Change in nonadmitted assets	(96)	(136)	(193)
Change in reserve valuation basis	—	—	11
Change in net deferred income taxes	319	(42)	29
Prior period disability reserve adjustment	—	—	(61)
Other prior period adjustments	(87)	(46)	(15)
Other	15	—	(4)

Net increase	981	339	397

Surplus, end of year	$8,008	$7,027	$6,688

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Cash from operations:
Premium and other income collected	$13,270	$12,871	$12,180
Net investment income	4,605	3,881	3,828
Benefit payments	(10,416)	(10,023)	(9,303)
Net transfers to separate accounts	(1,585)	(1,672)	(1,458)
Commissions and other expenses	(1,694)	(1,549)	(1,510)
Dividends paid to policyholders	(1,227)	(1,153)	(999)
Federal and foreign income taxes (paid) recovered	(205)	6	(340)

Net cash from operations	2,748	2,361	2,398

Cash from investments:
Proceeds from investments sold, matured, or repaid:
Bonds	14,683	14,374	21,679
Common stocks – unaffiliated	903	1,188	747
Mortgage loans	1,652	2,094	2,743
Real estate	379	157	240
Other	857	1,362	595

Total investment proceeds	18,474	19,175	26,004

Cost of investments acquired:
Bonds	(14,657)	(17,151)	(20,313)
Common stocks - unaffiliated	(528)	(1,161)	(621)
Mortgage loans	(2,962)	(3,556)	(2,459)
Real estate	(186)	(154)	(4)
Other	(2,219)	(2,290)	(2,141)

Total investments acquired	(20,552)	(24,312)	(25,538)
Net increase in policy loans	(505)	(514)	(373)

Net cash from investments	(2,583)	(5,651)	93

Cash from financing and other sources:
Net (withdrawals) deposits on deposit-type contracts	492	(1,006)	(771)
Commercial paper issued	249	—	—
Net securities sold under agreements to repurchase	868	939	192
Other cash provided (applied)	136	129	(324)

Net cash from financing and other sources	1,745	62	(903)

Net change in cash, cash equivalents and short-term investments	1,910	(3,228)	1,588
Cash, cash equivalents and short-term investments, beginning of year	656	3,884	2,296
Cash, cash equivalents and short-term investments nonadmitted	(8)	—	—

Cash, cash equivalents and short-term investments, end of year	$2,558	$656	$3,884

See notes to statutory financial statements.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

1.	Nature of operations

MassMutual Financial Group (“MMFG”) is comprised of Massachusetts Mutual Life Insurance Company (the “Company”) and its subsidiaries. MMFG is a global, diversified financial services organization providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and savings products, investment management, mutual funds, and trust services to individual and institutional customers. The Company is organized as a mutual life insurance company.

2.	Summary of significant accounting policies and practices

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“Division”).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States of America (“U.S.”) generally accepted accounting principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value; (d) deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income; (e) payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances; (f) majority-owned non-insurance subsidiaries and variable interest entities where the company is the primary beneficiary and certain controlled entities are accounted for using the equity method, whereas GAAP would consolidate these entities; (g) surplus notes are reported in surplus, whereas GAAP would report these notes as liabilities; (h) assets are reported at “admitted asset” value and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP records these assets net of any valuation allowance; (i) reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset; (j) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships, limited liability companies (“LLCs”), and certain credit related derivative instruments as

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

well as credit-related declines in the value of bonds and mortgage loans, whereas GAAP does not record this reserve; (k) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas GAAP reports these gains and losses as revenue; (l) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas GAAP generally reports these changes as revenue unless deemed an effective hedge; (m) comprehensive income is not presented, whereas GAAP presents changes in unrealized capital gains and losses, minimum pension liability, and foreign currency translations as other comprehensive income; (n) embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately; and (o) certain group annuity and universal life contracts which do not pass through all investment gains to contract holders are maintained in the separate accounts, whereas GAAP reports these contracts in the general account assets and liabilities of the Company.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the statutory financial statements, and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments, the liabilities for future policyholders’ reserves and deposit-type contracts, and the amount of investment valuation reserves on mortgage loans, real estate held for sale, other-than-temporary impairments and the liability for taxes. Future events including, but not limited to, changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations and defaults, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

In 2007, the Company recorded an adjustment that was attributable to the recognition of net investment income on partnerships and LLCs in a cumulative negative capital position for the years 2001 through 2006. This adjustment reduced surplus by $100 million through prior period adjustments and increased surplus by $100 million through change in net unrealized capital gains, resulting in no net impact on surplus.

In addition to the item noted above, changes to net surplus included a $5 million increase attributable to a correction of variable universal life reserves, a $5 million increase related to the reporting of tax settlements with the federal government, a $5 million increase attributable to the overstatement of the dividend accumulation liability, a $4 million increase attributable to reinsurance rate errors, $2 million of various other adjustments, partially offset by a $5 million decrease attributable to annuity related reserves, and a $3 million decrease attributable to the establishment of a liability for postemployment benefits for employee severance plans.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As a result of this activity, the Company recorded, in the Consolidated Statutory Statements of Changes in Surplus, a net decrease of $87 million through prior period adjustments and an increase of $100 million through the change in net unrealized capital gains.

During 2006, the Company recorded a net decrease to surplus of $103 million attributable to corrections of prior year errors. The Company recorded $46 million through other prior period adjustments, a component of changes in surplus, $41 million through the change in nonadmitted assets, and $16 million through the change in net unrealized capital gains. The $16 million decrease was attributable to a pricing error that resulted in an overstatement in the carrying value of common stock and surplus as of December 31, 2005.

In 2006, other prior period adjustments of $46 million included $18 million attributable to the establishment of a liability for post employment benefits for home office employee severance plans and $18 million attributable to the correction in non-traditional life insurance reserves related to errors in a prior year mortality study and mortality factors.

In 2006, the Company recorded tax corrections which decreased surplus by $48 million, of which $41 million was recorded through surplus as a change in nonadmitted assets, and $7 million was recorded through other prior period adjustments. In 2002 and 2003, the Company had incorrectly recorded its net deferred tax asset and federal income tax liability. The correction of these items to the net deferred tax asset in 2006 was nonadmitted. These errors relate to the reporting of tax settlements with the federal government and the adjustment to taxes following the submission of the Company’s 2001 federal income tax return.

During 2005, the Company implemented a new disability income active life reserve system. As a result, the Company recorded a prior period disability reserve adjustment. The active life reserves increased $52 million and the disabled life reserves increased $9 million, and these reserve increases of $61 million were recorded as a decrease to prior period disability reserve adjustment, a component of changes in surplus.

Certain 2006 balances have been reclassified to conform to the current year presentation.

c.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

The fair value of bonds is based on values provided by the NAIC’s Securities Valuation Office (“SVO”) when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed, mortgage-backed and structured securities, the effect on amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies, consistently applied by type of security. Certain high quality fixed income securities follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. All other fixed securities, such as floating rate bonds and interest only securities follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

Portfolios of asset-backed securities, including residential mortgage-backed securities, are evaluated on a periodic basis using scenarios customized by collateral type, performing sensitivity analysis on defaults as loan to values change, and on defaults as prepayments change using default curves under various scenarios. We combine scenario analysis with a monthly surveillance process in which we compare actual delinquencies and defaults to expectations established at the time securities are acquired and expectations considering current market conditions, and perform a statistical review of troubled loan exposures to credit support on a transaction-by-transaction basis.

Management utilized a combination of external vendor prices, broker quotations and internal models for purposes of deriving fair value. Internal inputs used in the determination of fair value included estimates of prepayment speeds, default rates, discount rates, collateral values and cash flow priority, among others. Fair values resulting from internal models are those expected to be paid by a willing market participant.

The carrying values of bonds, mortgage-backed and asset-backed securities are written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers the following factors in the evaluation of whether a non-interest related decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of a debt security in effect at the date of acquisition; (c) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value; and (d) the period and degree to which the market value has been below cost. The Company considers the following factors in the evaluation of whether an interest related decline in value is other-than-temporary: (a) the Company’s near term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability to hold the investment until anticipated recovery of the cost of the investment. The Company

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

conducts a quarterly management review of all bonds including those in default, not-in-good standing, or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes in value. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

d.	Preferred stocks

Generally, preferred stocks in good standing are valued at amortized cost. Preferred stocks not in good standing are valued at the lower of amortized cost or fair value. Fair values of preferred stocks are based on published market values, where available. For preferred stocks without readily ascertainable market values, the Company has determined an estimated fair value using broker-dealer quotations or internal models.

e.	Common stocks - subsidiaries and affiliates

Common stocks of unconsolidated subsidiaries, including MassMutual Holding LLC (“MMHLLC”) and C.M. Life Insurance Company (“C.M. Life”), are accounted for using the equity method. The Company accounts for the value of its investment in its subsidiary, MMHLLC, at its underlying GAAP net equity, adjusted for certain nonadmitted assets. Operating results, less dividend distributions, for MMHLLC are reflected as net unrealized capital gains in the Statutory Statements of Changes in Surplus. Dividend distributions by MMHLLC are recorded in net investment income. Dividend distributions to the Company are limited to the Company’s equity in MMHLLC. The cost basis of common stocks - subsidiaries and affiliates is adjusted for impairments deemed to be other-than-temporary and the impairment policy is consistent with common stocks - unaffiliated.

f.	Common stocks - unaffiliated

Common stocks, including warrants, are valued at fair value with unrealized capital gains and losses included as a change in surplus. Common stock transactions are recorded on a trade date basis.

The fair value of common stocks is based on values provided by the SVO when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by using internal models.

The cost basis of common stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly management review of issuers whose common stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes. If the impairment is other-than-temporary, a direct write-down to fair value is recognized in realized capital losses and a new cost basis is established.

g.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium and discount, non-refundable commitment fees and mortgage interest points, and valuation allowances. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over its fair value. Collectibility and estimated recoveries are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. Changes to the valuation allowance are recorded as unrealized capital losses in surplus.

When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established. An impairment is deemed other-than-temporary when foreclosure proceedings or other procedures leading to the acquisition of the collateral are initiated, the acquisition of the collateral is probable, and a reasonable estimate of the collateral value has been determined.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the original mortgage loan agreement or modified mortgage loan agreement.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. Unsecured amounts were $1 million as of December 31, 2007 and 2006, which were non-admitted. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Variable rate policy loans are adjusted at least annually and their fair value approximates the carrying value. For loans issued with a fixed interest rate, fair value is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is carried at the lower of depreciated cost or fair value, less selling costs. Real estate classified as held for sale is not depreciated. Adjustments to the carrying value of real estate held for sale are recorded when fair value less selling costs is below depreciated cost and are included in realized capital losses.

Real estate acquired in satisfaction of debt is recorded at the lower of cost or fair value at the date of foreclosure.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating sample of properties on an annual basis.

j.	Partnerships and limited liability companies

Partnerships and LLCs, except for investments in partnerships which generate low income housing tax credits (“LIHTC”), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. When it appears probable that the Company will be unable to recover the outstanding carrying value of an investment, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, an other-than-temporary impairment is recognized in realized capital losses for the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership or LLC’s underlying assets, cash flow, current financial condition and other market factors. Distributions not deemed to be a return of capital are recorded in net investment income when received provided there are undistributed earnings in the partnerships or LLCs.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Investments in partnerships which generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into income during the period in which tax benefits are allocated. For determining impairments in partnerships which generate LIHTC, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at the risk free rate of 4.25% and compares the result to its current book value. Impairments are recognized as realized capital losses.

k.	Derivatives and other invested assets

Derivatives and other invested assets consist of investments in derivative financial instruments and other miscellaneous investments.

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the replicated instrument or when the replicated instrument is unavailable. Some of the synthetic assets are considered replicated asset transactions as defined under statutory accounting principles. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward contracts, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally made the decision not to apply hedge accounting.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. Changes in the fair value of these instruments are recorded as unrealized capital gains and losses in surplus. Gains and losses realized on the termination, closing or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

l.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in money market mutual funds and securities purchased under agreements to resell are classified as short-term investments.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has entered into contracts for securities purchased under agreements to resell whereby the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. Securities purchased under agreements to resell are accounted for as collateralized loans, with the cash paid for the securities included in the Statutory Statements of Cash Flows as a short-term investment. The underlying securities are not recorded as investments owned by the Company, but instead serve as collateral related to these short-term investments. The difference between the amount paid and the amount at which the securities will be subsequently resold is reported as interest income in net investment income. At purchase, the Company requires collateral in the form of securities having a fair value of a minimum of 102% of the securities’ purchase price. If at anytime the fair value of the collateral declines to less than 100% of the securities’ purchase price, the counterparty is obligated to provide additional collateral to bring the total collateral held by the Company to at least 102% of the securities’ purchase price.

The carrying value for these instruments approximates the fair value reported in the Statutory Statements of Financial Position.

m.	Securities lending

The Company participates in securities lending whereby certain securities are loaned to third-party brokers. The lending is either fee-based with securities as collateral or requires cash collateral. The Company retains control over loaned securities, which remain assets of the Company and are not removed from the accounting records. The Company has the ability to sell the securities while on loan and has the right to terminate a lending agreement at any time without penalty.

Under fee-based lending, the Company’s policy requires that a minimum of 102% of the fair value of the loaned securities be held in securities separately at third-party institutions as collateral. The collateral may include U.S. Treasury securities, agency bonds, agency mortgage-backed securities and investment grade corporate bonds. If at any time the fair value of the collateral declines to less than 102% of the loaned securities’ fair value, the counterparty is obligated to provide additional collateral to bring the total collateral held on behalf of the Company to at least 102% of the loaned securities’ fair value. The Company does not record or have use of the collateral. Fees received for loaning the securities, net of direct expenses, are recorded in net investment income.

Under cash collateral lending, the Company’s policy requires a minimum of 102% of the fair value of the loaned securities be held in cash collateral, which is recorded in other liabilities as a payable and in assets as cash on the Statutory Statements of Financial Position. Interest received on investment of the cash collateral, net of a rebate rate paid to the borrower, is recorded in net investment income.

n.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

date. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired bonds and mortgage loans more than 60 days past due; (c) bonds and mortgage loans delinquent more than 90 days or where collection of interest is improbable; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

o.	Other than invested assets

Other than invested assets primarily includes deferred and uncollected premium, deferred taxes, reinsurance recoverables, fixed assets, and goodwill.

Fixed assets are included in other than invested assets at cost less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets. Estimated lives range from one to ten years for leasehold improvements and three to ten years for all other fixed assets. Most unamortized software and office equipment are nonadmitted assets.

Goodwill, which consists of a management contract assumed when the ownership of an affiliate was transferred to the Company in 2006, was $3 million, net of accumulated amortization of $8 million, as of December 31, 2007. The goodwill will be amortized to unrealized capital losses through 2008. In those instances when goodwill results from the purchase of a subsidiary, it shall be amortized as unrealized capital losses over the period in which the acquiring entity benefits economically, not to exceed ten years. Alternatively, had the goodwill resulted from certain types of assumption reinsurance it would be amortized to operations over the period in which the assuming entity benefits economically, not to exceed ten years.

Deferred premium and uncollected premium are included in other than invested assets. Deferred premium is the portion of premium not earned at the reporting date, net of loading. Loading is an amount obtained by subtracting the net premium from the gross premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Uncollected premium is gross premium that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life and annuity individual insurance policies.

p.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC include furniture, certain electronic processing equipment, unamortized software, the amount of the deferred tax asset that

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

will not be realized by the end of the next calendar year, the pension plan asset, the interest maintenance reserve in a net asset position, certain investments in partnerships for which audits are not performed, certain intangible assets, certain other receivables, advances and prepayments, and related party amounts outstanding greater than 90 days from the due date. Such amounts are excluded from the Statutory Statements of Financial Position.

q.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of individual and group variable annuity, variable life, and other insurance policyholders to meet specific investment objectives. Separate account assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company. The Company receives administrative and investment advisory fees from these accounts.

Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts for which the policyholder assumes the investment risk; and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or minimum account value to the policyholder. Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue to policyholders and, accordingly, are not recorded in the Statutory Statements of Income.

The Company may transfer investments from the general account to seed separate accounts. Investments transferred to separate accounts are transferred at fair market value on the date the transaction occurs. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the separate account sells the underlying asset during the normal course of business. Losses associated with these transfers are recognized immediately.

r.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force.

Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary mortality tables with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table.

Reserves for individual annuities are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily, 1971 and 1983 Individual Annuity Mortality, 1994 Minimum Guaranteed Death Benefit, and Annuity 2000.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Disability income policy reserves are generally calculated using the two year preliminary term, net level premium and fixed net premium methods, and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and the 1985 Commissioners’ Individual Disability Table A with assumed interest rates in accordance with applicable statutes and regulations.

Disabled life claim reserves are generally calculated using actuarially accepted methodology and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and 1985 Commissioners’ Individual Disability Tables A and C with assumed interest rates in accordance with applicable statutes and regulations.

Unpaid claims and claim expense reserves are related to disability and long-term care claims with long-tail payouts. Unpaid disability claim liabilities are projected based on the average of the last three disability payments paid prior to the valuation date. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by incurral year.

Tabular interest, tabular less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC annual statement instructions. Traditional life, permanent and term products use a formula that applies a weighted-average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life insurance, annuity and supplemental contracts use a formula which applies a weighted-average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The same reserve methods applied to standard policies are used for substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had total life insurance in force of $347,841 million and $324,110 million as of December 31, 2007 and 2006, respectively. Of this total, the Company had $39,500 million and $37,083 million of life insurance in force as of December 31, 2007 and 2006, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Division. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use industry standard mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers.

Certain variable universal life and universal life products issued by the Company offer guaranteed minimum death benefits (“GMDBs”). GMDBs provide a death benefit if the

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

contract holder dies and the contract value is less than a guaranteed amount specified in the contract. This amount is based on the premium paid less amounts withdrawn or contract value on a specified anniversary date. The liability for GMDBs is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Certain individual variable annuity products issued by the Company offer GMDBs and guaranteed living benefits (“VAGLBs”). The primary types of VAGLBs offered by the Company are guaranteed minimum accumulation benefits (“GMABs”) and guaranteed minimum income benefits (“GMIBs”). The liabilities for GMDBs and VAGLBs are included in policyholders’ reserves and the related changes in these liabilities are included in change in policyholders’ reserves. The Company’s GMDB and VAGLB reserves are calculated in accordance with actuarial guidelines.

Annuity GMDBs provide a death benefit if the contract value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death while others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid less amounts withdrawn), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset), or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For an annuity contract, a decline in the stock market causing the contract value to fall below the specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value.

In general, VAGLBs require adherence to limitations required by a Company approved asset allocation strategy. Election of a VAGLB is generally only available at contract issue.

GMABs provide the annuity contract holder with a guaranteed minimum account value at the end of the products guarantee period. If the account value is below that guarantee at the end of the period, the account value is increased to the guaranteed level and the contract continues from that point. Options for the guarantee period are ten and 20 years.

GMIBs provide the annuity contract holder with a guaranteed minimum payment when the contract is annuitized. The GMIB would be beneficial to the contract holder if the contract holder’s account value would otherwise not provide a higher annuitization value using currently offered rates at the time of annuitization.

All policyholders’ reserves and accruals are based on the various estimates discussed previously and are presented net of reinsurance. Management believes that these liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

s.	Liabilities for deposit-type contracts

Reserves for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

t.	Policyholders’ dividends

The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends expected to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statutory Statements of Income. Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Directors. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses, and income tax charges. Settlement dividends are an extra dividend payable at termination of a policy upon maturity, death, or surrender.

u.	Asset valuation reserve

The Company maintains an asset valuation reserve (“AVR”). The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds, mortgage loans, and certain derivatives. The AVR is reported in the Statutory Statements of Financial Position and the change in AVR is reported in the Statutory Statements of Changes in Surplus.

v.	Securities sold under agreements to repurchase

The Company has entered into contracts for securities sold under agreements to repurchase whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. Securities sold with agreement to repurchase are accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability and the underlying securities recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense, a component of investment expense which is reported in net investment income on the Statutory Statements of Income.

The Company provides collateral as dictated by the agreements to the counterparty in exchange for a loan amount. If the fair value of the securities sold becomes less than the loan amount, the counterparty may require additional collateral.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

w.	Other liabilities

Other liabilities primarily include liabilities related to collateral held on derivative contracts, other payable items, and amounts held for agents.

x.	Commercial paper

The Company issues commercial paper in the form of unsecured notes in minimum denominations of $250 thousand up to a total aggregation of $1 billion. These Notes have maturities up to a maximum of 270 days from the date of issue and are sold at par less a discount representing an interest factor or, if interest bearing, at par. The Notes are not redeemable or subject to voluntary prepayments by the Company. Interest on the Notes is calculated using a 360-day year based on the actual number of days elapsed. Commercial paper is reported as a liability on the Company’s Consolidated Statement of Financial Position. Due to the short-term nature of the Notes, the carrying value is assumed to approximate fair value.

y.	Participating contracts

Participating contracts issued by the Company represented 67% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2007 and 2006.

z.	Reinsurance

The Company enters into reinsurance agreements with other insurance companies in the normal course of business in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance reserve adjustments on reinsurance ceded are recorded as revenue.

aa.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Disability income premium is recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

bb.	Realized and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the interest maintenance reserve (“IMR”) and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities are deferred into the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses are recorded as a change in surplus.

3.	New accounting standards

Adoption of new accounting standards

In December 2007, the NAIC issued Statement of Statutory Accounting Principles (“SSAP”) No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities (“SCAs”), A Replacement of SSAP No. 88.” SSAP No. 97 made clarifications and provided additional guidance to SSAP No. 88. The most significant clarification was related to the requirement that SCAs, including downstream noninsurance holding companies, receive an unqualified U.S. GAAP opinion or receive an unqualified opinion on financial statements prepared in accordance with a foreign GAAP that includes an audited footnote reconciliation of the foreign GAAP to U.S. GAAP to be admitted assets. A limited exception to this audit requirement was provided to downstream noninsurance holding companies, which would allow the downstream noninsurance holding company not to be audited when certain requirements are met. Provided that the entities owned by an unaudited downstream noninsurance holding company receive U.S. GAAP audits, they are permitted to be an admitted asset. Assets of an unaudited downstream holding company would be nonadmitted. This statement is effective for fiscal year 2007. The adoption of this statement did not result in an impact on the Company.

In December 2006, the NAIC issued SSAP No. 96, “Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25 – Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties” with an effective date of January 1, 2007. This statement establishes a statutory aging threshold for admission of loans and advances to related parties outstanding as of the reporting date. In addition, this statement establishes an aging threshold for admission of receivables associated with transactions for services provided to related parties outstanding as of the reporting date. SSAP No. 96 requires that transactions between related parties be in writing and that written agreements provide for the timely settlement of amounts owed, with a specific due date. Amounts outstanding greater than 90 days from the due date are required to be nonadmitted. Adoption of this statement did not result in an impact to the Company’s financial condition or results of operations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In September 2006, the NAIC issued SSAP No. 95, “Exchanges of Nonmonetary Assets, A Replacement of SSAP No. 28 – Nonmonetary Transactions” with an effective date of January 1, 2007. SSAP No. 95 establishes statutory accounting principles for nonmonetary transactions. Specific statutory requirements for certain types of nonmonetary transactions are addressed in other statements. Accounting for nonmonetary transactions shall generally be based on the fair values of the assets or services involved. Adoption of this statement did not result in an impact to the Company’s financial condition or results of operations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2007
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. government	$4,945	$389	$4	$5,330
All other governments	122	24	—	146
States, territories and possessions	33	—	1	32
Special revenue	4,293	60	17	4,336
Public utilities	1,440	46	17	1,469
Industrial and miscellaneous	26,762	691	592	26,861
Credit tenant loans	189	11	—	200
Parent, subsidiaries and affiliates	2,427	6	74	2,359

Total	$40,211	$1,227	$705	$40,733

	December 31, 2006
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. government	$4,627	$223	$11	$4,839
All other governments	101	21	—	122
States, territories and possessions	33	—	1	32
Special revenue	5,205	57	44	5,218
Public utilities	1,420	44	19	1,445
Industrial and miscellaneous	26,637	625	255	27,007
Credit tenant loans	206	12	—	218
Parent, subsidiaries and affiliates	2,104	4	106	2,002

Total	$40,333	$986	$436	$40,883

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The table below sets forth the Securities Valuation Office ratings for the bond portfolio along with what the Company believes were the equivalent rating agency designations:

		December 31,
		2007		2006
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total
		($ In Millions)
1	Aaa/Aa/A	$27,245	68%	$27,358	68%
2	Baa	9,299	23	9,464	24
3	Ba	1,601	4	1,688	4
4	B	1,640	4	1,375	3
5	Caa and lower	363	1	252	1
6	In or near default	63	—	196	—

	Total	$40,211	100%	$40,333	100%

As a result of the continuing decline in the credit markets, certain bonds may have a credit quality which is lower than the December 31, 2007 NAIC class and equivalent rating agency designations in the above table.

The following table summarizes the carrying value and fair value of bonds as of December 31, 2007 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Securities that are not due on a single maturity date are included as of the final maturity.

	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$1,743	$1,738
Due after one year through five years	8,262	8,419
Due after five years through ten years	10,980	11,109
Due after ten years	19,226	19,467

Total	$40,211	$40,733

The proceeds from sales, gross realized capital gain and loss activity on sales and other-than-temporary impairments on bonds were as follows:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Proceeds from sales	$4,411	$6,747	$12,762
Gross realized capital gains on sales	95	90	105
Gross realized capital losses on sales	(43)	(87)	(80)
Other-than-temporary impairments	(504)	(32)	(58)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Of the $504 million of other-than-temporary impairments, 46% were determined based on internally developed models.

Portions of realized capital gains and losses which were determined to be interest related were deferred into the IMR.

The book values of investments are written down when a decline in value is considered to be other-than-temporary. Through December 31, 2007, the Company recognized $504 million of impairment losses. The Company employs a systematic methodology to evaluate other-than-temporary impairments. The methodology to evaluate declines in value utilizes a quantitative and qualitative process ensuring that available evidence concerning the declines is evaluated in a disciplined manner.

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2007 and 2006.

	December 31, 2007
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U. S. government	$222	$1	9	$155	$3	116
All other governments	25	—	1	2	—	1
States, territories and possessions	—	—	1	30	1	2
Special revenue	708	1	29	909	16	65
Public utilities	147	3	38	333	14	44
Industrial and miscellaneous	7,829	391	1,133	4,937	187	424
Credit tenant loans	45	—	2	—	—	—
Parent, subsidiaries and affiliates	426	56	11	52	1	2

Total	$9,402	$452	1,224	$6,418	$222	654

Note – The unrealized losses in this table do not include $39 million of unrealized losses related to foreign currency amounts recorded in surplus, but do include $8 million of unrealized losses on NAIC category 6 bonds.

For industrial and miscellaneous, the majority of the unrealized losses less than 12 months as of December 31, 2007 were in residential mortgage–backed securities and resulted from the widening of credit spreads and the continuing decline in the credit markets. Deterioration of underlying collateral or downgrades of credit ratings may lead to further declines in value.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2006
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U. S. government	$574	$3	53	$228	$8	153
All other governments	—	—	—	2	—	1
States, territories and possessions	—	—	—	30	1	2
Special revenue	1,544	14	41	1,001	29	107
Public utilities	164	2	34	494	18	65
Industrial and miscellaneous	4,422	58	586	6,064	213	560
Credit tenant loans	35	—	3	22	—	3
Parent, subsidiaries and affiliates	118	102	7	82	1	4

	$6,857	$179	724	$7,923	$270	895

Note – The unrealized losses in this table do not include $6 million of unrealized losses related to foreign currency amounts recorded in surplus, but do include $19 million of unrealized losses on NAIC category 6 bonds.

For U.S. government and special revenue investments, the unrealized losses as of December 31, 2006 were primarily caused by increases in interest rates since original purchase. The unrealized loss for a period of 12 months or more for special revenue investments amounted to $29 million. These investments are of the highest credit quality rating and are backed by the U.S. government or government sponsored agencies. For U.S. governments, $8 million was in an unrealized loss position for a period of 12 months or more. The contractual terms of these investments are guaranteed by the full faith and credit of the U.S. government and cannot be settled for less than par at maturity.

For industrial and miscellaneous and public utilities, the majority of the unrealized losses as of December 31, 2006 were due to changes in interest rates and were spread across multiple industry sectors with no single sector experiencing a disproportionate amount of losses as compared to other sectors. For these investments, $231 million was in an unrealized loss position for a period of 12 months or more.

Based on the Company’s policies for the evaluation of impairments discussed in Note 2c, the Company did not consider these investments to be other-than-temporarily impaired as of December 31, 2007 and 2006.

The Company did not sell any securities with the NAIC’s designation 3 or below during the year ended December 31, 2007 that were reacquired within 30 days of the sale date.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the year ended December 31, 2006, the Company had one wash sale transaction of an NAIC 3 rated bond with a book value of $1 million. The cost of the repurchased security and the gain on the transaction were less than $1 million.

The Company had assets in the amount of $43 million and $28 million as of December 31, 2007 and 2006, respectively, which were on deposit with government authorities or trustees as required by law.

Residential mortgage-backed securities

The Company holds certain investments backed by pools of residential mortgages. The majority of these investments are included in bonds. The mortgages in these pools have varying risk characteristics and are commonly categorized as being of U.S. Government agency and non-agency prime, Alt-A and subprime borrower quality. The mortgage collateral classified as U.S. Government agency is considered of lowest relative risk while those classified as subprime are of the highest relative risk. Of the $26,762 million of industrial and miscellaneous bonds, the Company had $12,286 million of residential mortgage-backed securities (“RMBS”) of which $7,629 million was prime, $3,419 million was Alt-A and $1,238 million was subprime. The Alt-A category includes option adjustable rate mortgages and subprime investments include “scratch and dent” pools, high loan to value pools, and pools where the borrowers have very impaired credit but the average loan to value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management utilized a combination of qualitative and quantitative factors, including FICO scores and loan to value ratios.

In 2007, market conditions for subprime and Alt-A investments deteriorated due to higher delinquencies, reduced home prices, and reduced refinancing opportunities. This market turbulence has spread to other credit markets. It is unclear how long it will take for a return to more normal market conditions. Over the second half of 2007 there were a large number of credit downgrades by rating agencies for residential mortgage-backed investments. Subsequent to year end there were additional credit downgrades for securities backed by residential mortgage pools which were held by the Company, however such downgrades did not significantly change the overall credit quality mix of the RMBS portfolio.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The actual cost, carrying value, fair value, and related gross realized losses from other-than-temporary impairments of the Company’s investments with significant subprime and Alt-A exposure were as follows:

Subprime

	December 31, 2007
	Actual Cost	Adjusted Carrying Value	Fair Value	Other-Than- Temporary Impairments
	(In Millions)
Bonds:
Residential mortgage-backed securities	$1,356	$1,237	$1,183	$123
Collateralized debt obligations	23	1	3	23

Total	$1,379	$1,238	$1,186	$146

Alt-A

	December 31, 2007
	(In millions)
	Actual Cost	Adjusted Carrying Value	Fair Value	Other-Than- Temporary Impairments
	(In Millions)
Bonds:
Residential mortgage-backed securities	$3,540	$3,346	$3,183	$205
Collateralized debt obligations	112	21	17	97
Other bonds	52	52	52	—

Total	$3,704	$3,419	$3,252	$302

The following table shows the percentage by statement value of subprime and Alt-A bonds by vintage (representing the year the pool of loans was originated) and credit quality as of December 31, 2007.

Year	AAA	AA	A	BBB	BB& Below	Total
2007	9.5%	1.0%	0.1%	0.2%	—%	10.8%
2006	37.8	1.2	0.2	0.8	0.4	40.4
2005 & prior	41.0	6.6	0.7	0.4	0.1	48.8

Total	88.3%	8.8%	1.0%	1.4%	0.5%	100.0%

Management’s judgment regarding fair value, including the difficulty of obtaining readily determinable prices for residential mortgage-backed investments and other investments impacted by the current illiquid credit market environment, depends upon evolving conditions that can alter the anticipated cash flows realized by investors. Further deterioration of market conditions and related management judgments of fair value could negatively impact the Company’s statement of operations and fair value disclosures in future periods.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Preferred stocks

The carrying value of preferred stocks was $152 million and $255 million as of December 31, 2007 and 2006, respectively. The fair value of preferred stocks was $152 million and $273 million as of December 31, 2007 and 2006, respectively.

Through December 31, 2007, the Company had realized gains of $5 million, no realized losses, and $24 million in other-than-temporary impairments. Through December 31, 2006, the Company had $17 million in realized gains, no realized losses, and $1 million in other-than-temporary impairments. Through December 31, 2005, the Company had $17 million in realized gains, $2 million in realized losses, and $1 million in other-than-temporary impairments.

As of December 31, 2007, the Company had preferred stock with Alt-A exposure to residential mortgage-backed securities with a cost, carrying value, and fair value of $3 million.

As of December 31, 2007 and 2006, the Company had carrying values of $139 million and $145 million, respectively, in preferred stocks for which the transfer of ownership was restricted by contractual requirements.

c.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of common stocks were as follows:

	December 31,
	2007	2006
	(In Millions)
Adjusted cost basis	$579	$848
Gross unrealized gains	215	320
Gross unrealized losses	(29)	(23)

Carrying value	$765	$1,145

The realized gain and loss activity of common stocks were as follows:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Gross realized capital gains on sales	$184	$224	$160
Gross realized capital losses on sales	(39)	(33)	(14)
Other-than-temporary impairments	(38)	(8)	(18)

As of December 31, 2007, investments in common stock in an unrealized loss position included holdings with a fair value of $197 million in 405 issuers. These holdings were in an unrealized loss position of $29 million, $4 million of which were in an unrealized loss position more than 12 months. As of December 31, 2006, investments in common

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

stock with an unrealized loss position included holdings with a fair value of $71 million in 202 issuers. These holdings were in an unrealized loss position of $23 million, $8 million of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process, the decline in value of these securities was not considered to be other-than-temporary as of December 31, 2007 and 2006.

As of December 31, 2007, the Company had common stock with exposure to residential mortgage-backed securities of $15 million.

As of December 31, 2007 and 2006, the Company had a carrying value of $134 million and $309 million, respectively, in common stocks for which the transfer of ownership was restricted by contractual requirements.

d.	Mortgage loans

Mortgage loans, comprised of commercial mortgage loans and residential mortgage loan pools, were $11,402 million and $10,007 million as of December 31, 2007 and 2006, respectively. There was no valuation allowance recorded as of December 31, 2007, and a valuation allowance of $22 million was recorded as of December 31, 2006. The Company’s commercial mortgage loans primarily finance various types of commercial real estate properties throughout the United States. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (“FHA”) and Veterans Administration (“VA”) guarantees. On occasion, the Company advances funds for the payment of items such as real estate taxes, legal bills, and appraisals prepared by a Member Appraisal Institute designated appraiser to protect collateral. Typically, advances are made on problem loans for which the Company is in negotiations with the borrower. To the extent that advances are not recoverable, they are written off as a realized loss upon the disposition of the mortgage loan. Taxes, assessments and other amounts advanced on behalf of a third party that were not included in the mortgage loan carrying value total were less than $1 million as of December 31, 2007 and 2006.

As of December 31, 2007, scheduled mortgage loan maturities, net of valuation allowances, were as follows:

(In Millions)
2008	$371
2009	537
2010	953
2011	1,008
2012	1,476
Thereafter	4,397

Commercial mortgage loans	8,742
Residential mortgage loan pools	2,660

Total mortgage loans	$11,402

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Included in commercial mortgage loans in the above table were $159 million of mezzanine loans.

As of December 31, 2007 and 2006, the lending rates, including fixed and variable, on the portfolio of mortgage loans were:

	December 31, 2007			December 31, 2006
	Low	High	Weighted Average	Low	High	Weighted Average
Commercial mortgage loans	3.9%	10.4%	6.1%	3.9%	10.4%	6.3%
Residential mortgage loan pools	4.2%	13.7%	6.7%	4.1%	13.1%	6.9%
Mezzanine mortgage loans	8.0%	18.0%	11.4%	8.0%	20.0%	12.9%

During the years ended December 31, 2007 and 2006, mortgage loan lending rates, including fixed and variable, on new issues were:

	2007		2006
	Low	High	Low	High
Commercial mortgage loans	4.8%	8.9%	5.3%	9.9%
Residential mortgage loan pools	5.6%	7.2%	5.9%	7.5%
Mezzanine mortgage loans	8.0%	14.0%	9.0%	18.0%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 89.5% and 86.3% as of December 31, 2007 and 2006, respectively. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 97.5% and 98.6% as of December 31, 2007 and 2006, respectively.

The gain and loss activity of mortgage loans was as follows:

	Years Ended December 31,
	2007	2006	2005
		(In Millions)
Gross realized investment gains	$17	$26	$65
Gross realized investment losses	(2)	(5)	(2)
Other-than-temporary impairments and write offs	(21)	—	—

As of December 31, 2007 and 2006, the Company had no restructured loans. Restructured loans typically have been modified to defer a portion of the contracted interest payments to future periods. No interest was deferred to future periods for the years ended December 31, 2007 and 2006.

Interest deferred to future periods from mortgage loans on properties under development was $8 million and $1 million, respectively, for the years ended December 31, 2007 and 2006.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

During 2007, the Company wrote-off one mortgage loan that was foreclosed. The $22 million loss related to this loan was recorded as a realized capital loss. As of December 31, 2006, the $22 million was recorded in a valuation allowance and the change in valuation allowance was recorded through surplus.

The Company does not originate any residential mortgages but invests in residential mortgage loan pools which may contain mortgages of subprime credit quality. As of December 31, 2007, the Company had no direct subprime exposure through the origination of residential mortgage loans or purchases of unsecuritized whole-loan pools. The Company purchases seasoned loan pools, most of which are FHA insured or VA guaranteed. As of December 31, 2007, the Company had mortgages with residential mortgage-backed exposure with a carrying value of $2,660 which were FHA insured or VA guaranteed.

Impaired mortgage loans consisted of the following:

	December 31,
	2007	2006
	(In Millions)
Impaired mortgage loans with valuation allowance	$—	$22
Less valuation allowance on impaired loans	—	(22)

Net carrying value of impaired mortgage loans	$—	$—

Average recorded investment in impaired loans	$—	$21

There was no interest income on impaired loans for the year ended December 31, 2007. There was $2 million and less than $1 million interest on impaired loans for the years ended December 31, 2006 and 2005, respectively.

There were no mortgage loans with interest more than 180 days past due as of December 31, 2007 or 2006.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of mortgage loans was as follows:

	December 31,
	2007	2006
	(In Millions)
California	$2,319	$1,803
Massachusetts	653	650
Texas	621	620
Illinois	506	393
Washington	373	316
New York	319	363
All other states	3,305	3,211
Canada	646	316

Total commercial mortgage loans	8,742	7,672
Residential mortgage loan pools	2,660	2,335

Total mortgage loans	$11,402	$10,007

Included in commercial mortgage loans in the above table were $159 million of mezzanine loans.

All other states includes mortgage loans that are spread widely across various states.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. There was no material negative impact to surplus based on the geographical concentrations for the years ended December 31, 2007 and 2006.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2007	2006
	(In Millions)
Held for the production of income	$1,758	$1,904
Accumulated depreciation	(614)	(600)
Encumbrances	(257)	(287)

Held for the production of income, net	887	1,017

Held for sale	198	169
Accumulated depreciation	(41)	(62)

Held for sale, net	157	107

Occupied by the Company	212	210
Accumulated depreciation	(80)	(69)

Occupied by the Company, net	132	141

Total real estate	$1,176	$1,265

The carrying value of non-income producing real estate as of December 31, 2007 was $57 million, including one residential complex for $32 million and three land parcels for $25 million, all of which were under development except one land parcel. The carrying value of non-income producing real estate as of December 31, 2006, consisting primarily of land, was $14 million. As of December 31, 2006, one non-income producing real estate property with a carrying value of less than $1 million was under development.

Depreciation expense on real estate was $87 million, $85 million, and $93 million for the years ended December 31, 2007, 2006, and 2005, respectively.

The gain and loss activity of real estate investments was as follows:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Gross realized capital gains on sales	$208	$92	$158
Gross realized capital losses on sales	(17)	(36)	(7)
Impairment losses	—	—	(9)

The Company invests in real estate as part of its diversified investment strategy. Properties are acquired and managed for net income growth and increasing value. Properties acquired through foreclosure are managed similarly. If a property in the portfolio is underperforming or is not expected to outperform the market in the future it is recommended for sale. Upon management’s approval for the sale of a property it is classified as held for sale. Properties acquired through foreclosure are classified as held for sale.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

During 2007, three hotels, two residential complexes, and three office complexes acquired in previous years were classified as held for sale. Of these eight properties, one hotel and one office complex were sold in 2007 for a net gain of $106 million. During 2007, ten single family residences were acquired as part of an employee relocation program and classified as held for sale. Four of these properties were sold for a net loss of less than $1 million. As of December 31, 2007, the Company held fourteen properties classified as held for sale.

Of the ten properties classified as held for sale as of December 31, 2006, two single family residences, a retail center, an industrial complex, and three office complexes were sold for a net gain of $101 million. A condominium complex was reclassified from held for sale to held for the production of income after all available condominiums were sold. Another, all land, was split into two properties, a portion of this being kept in held for sale and the rest of the land reclassified to held for the production of income. Two of the properties, a single family residence and land, remained classified as held for sale as of December 31, 2007.

During 2006, the Company completed a transition of certain insurance operations to a new office and realized a loss of $1 million on disposition of the old office. Also during 2006, three offices, a hotel, an apartment complex, a condominium complex and an industrial building acquired in previous years were classified as held for sale. Of these seven properties, the hotel and apartment complex were sold in 2006 for a net gain of $43 million. As of December 31, 2006, the Company held ten properties classified as held for sale.

During 2006, eleven single family residences were acquired as part of an employee relocation program and subsequently classified as held for sale. Of these properties, eight were sold during 2006 for a net loss of less than $1 million.

Cornerstone Property Fund

In 2004 the Company transferred real estate with a fair value of $533 million into a real estate separate account, Cornerstone Property Fund, offered to contract holders.

In 2006, the assets and liabilities of the real estate separate account were transferred to two new partnerships, Cornerstone Holding LP and Cornerstone Patriot Non-REIT Holding LP (the “new partnerships”), which are included in partnerships and LLCs in the Consolidated Statements of Financial Position. At the time of the transfer, all risks and rewards of the real estate separate account were effectively transferred to the new partnerships. This non-cash transfer effectively transferred the Company’s investment in the real estate separate account into these partnership interests. At the time of the 2006 transfer, all of the previously recorded deferred gains of $142 million were offset against the market value of the properties thereby bringing the Company’s investment in the new partnerships back to the Company’s historical cost of $398 million. The Company did not record a gain or loss associated with this transfer. For the portion of the new

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

partnerships owned by outside investors, the Company recorded a surrender of their group annuity contracts and an offsetting change in reserves to effect the movement of the outside investors’ interest from the separate account to the new partnerships.

Of the real estate investments transferred into the new partnerships, the Company retained legal title to five of the properties (the “specified properties”) with an approximate market value of $315 million. With regard to these specified properties, the Company and the new partnerships also entered into a Total Return and Property Use Contribution Agreement (“TRAPUA”). The TRAPUA conveyed full economic ownership of these properties to the new partnerships. The new partnerships are entitled to, and receive directly, all money and items flowing from the specified properties including the proceeds from sale of said properties. The new partnerships also pay all operating expenses, debt service and capital expenditures for the specified properties. The new partnerships indemnify the Company and any of its affiliates against, and agree to hold the Company harmless from, any and all losses in connection with the specified properties. As the Company retained legal title to the specified properties, the Company remains primarily liable for obligations that may arise related to these specified properties in the event the new partnerships cannot meet their obligations under the TRAPUA. The Company records these specified properties at a nominal value as real estate. In substance, the book value of the specified properties has been moved from real estate to a partnership interest.

f.	Partnerships and limited liability companies

Partnership and LLC holdings, at carrying value, had characteristics of:

	Years Ended December 31,
	2007	2006
	(In Millions)
Common stocks	$3,007	$2,332
Real estate	1,045	859
Low income housing tax credits (“LIHTCs”)	236	231
Bonds	145	74
Mortgage loans	97	68
Other	345	212

Total	$4,875	$3,776

The gain and loss activity of partnerships and LLCs was as follows:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Gross realized capital gains on sales	$9	$67	$44
Gross realized capital losses on sales	—	(2)	(7)
Other-than-temporary impairments	(98)	(9)	(27)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Included in other-than-temporary impairments is $63 million attributable to the continuing decline in credit markets. As of December 31, 2007, one partnership with significant subprime exposure held by the Company, Merryall Fund, had an actual cost of $55 million, fair value and carrying value of $13 million, and related gross realized losses from other-than-temporary impairments of $28 million. One partnership with significant Alt-A exposure held by the Company, Quantitative Enhanced Decisions Fund, had an actual cost of $96 million, carrying value and fair value of $45 million, and related gross realized losses from other-than-temporary impairments of $35 million. Of the $98 million of other-than-temporary impairments, all were determined based on internally developed models.

The Company invests in partnerships which generate low income housing tax credits. These investments currently have unexpired tax credits which range from 1 to 11 years and have an initial 15 year holding period requirement. For determining other-than-temporary impairments on LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk free rate of 4.25% and compares the result to its current book value. Other-than-temporary impairments for the year ended December 31, 2007, were $4 million on Affordable Housing Tax Credit Funds which consisted of Boston Financial Equity Tax Credit-III for $2 million, MM Guilford Fund for $1 million, and Boston Financial Equity Tax Credit I for $1 million. Other-than-temporary impairments for the year ended December 31, 2006 were $5 million, which consisted of MMA Financial LLC for $2 million and WFC Apartments LP, Countryside Corp Tax III and Alliant Tax Credit Fund for approximately $1 million each. There were no write-downs or reclassifications made during the years ended December 31, 2007 or 2006 due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC investments currently subject to regulatory review.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Bonds	$2,448	$2,410	$2,286
Preferred stocks	18	4	2
Common stocks - subsidiaries and affiliates	390	201	138
Common stocks - unaffiliated	52	66	51
Mortgage loans	702	626	585
Policy loans	606	557	524
Real estate	221	221	252
Partnerships and LLCs	445	293	230
Derivatives and other invested assets	150	181	277
Cash, cash equivalents and short-term investments	89	104	130

Subtotal investment income	5,121	4,663	4,475
Amortization of the IMR	(24)	(57)	(24)
Net gain from separate accounts	7	18	26
Less investment expenses	(487)	(469)	(455)

Net investment income	$4,617	$4,155	$4,022

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Net realized capital gains and losses

Net realized capital (losses) gains were comprised of the following:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Bonds	$(452)	$(29)	$(33)
Preferred stocks	(19)	16	14
Common stocks - subsidiaries and affiliates	4	18	1
Common stocks - unaffiliated	107	183	128
Mortgage loans	(6)	21	63
Real estate	191	56	142
Partnerships and LLC’s	(89)	56	10
Derivatives and other	(162)	(72)	(221)
Federal and state taxes	(45)	(51)	1

Net realized capital (losses) gains before deferral to the IMR	(471)	198	105
Net losses deferred to the IMR	31	76	168
Less taxes	9	(26)	(59)

Net after tax losses deferred to the IMR	40	50	109

Net realized capital (losses) gains	$(431)	$248	$214

Net realized (losses) gains on derivative financial instruments by type were as follows:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Interest rate swaps	$(40)	$(76)	$(120)
Currency swaps	(18)	94	(11)
Equity and credit default swaps	—	—	1
Options	(41)	1	(50)
Forward contracts	(7)	(5)	(20)
Financial futures	(34)	6	(19)

Net derivative realized capital (losses) gains	(140)	20	(219)
Other	(22)	(92)	(2)

Total derivatives and other losses	$(162)	$(72)	$(221)

The $92 million of other losses in 2006 were primarily due to the maturity of a medium term note in the second quarter which resulted in foreign currency exchange losses of $102 million.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Securities lending

As of December 31, 2007 and 2006, securities with a fair value of $92 million and $271 million, respectively, were on loan. Collateral in the form of securities of $95 million and $280 million was held on the Company’s behalf, by a trustee, as of December 31 2007 and 2006, respectively. The Company retains control over the loaned securities, which remain assets of the Company, and are not removed from the accounting records.

j.	Securities purchased under agreements to resell and sold under agreements to repurchase

As of December 31, 2007, the Company had securities purchased under agreements to resell of $1,151 million with maturities ranging from January 2 through January 18, 2008 and interest rates ranging from 5.0% to 6.0%. The outstanding amount as of December 31, 2007 was collateralized by bonds with a fair value of $1,213 million and cash of $19 million. As of December 31, 2006, the Company did not have any securities purchased under agreements to resell. Securities purchased under agreements to resell are included in cash, cash equivalents, and short-term investments on the Statutory Statements of Financial Position.

As of December 31, 2007 and 2006, the Company had securities sold under agreements to repurchase with total carrying values of $2,051 million and $1,183 million, respectively. As of December 31, 2007, the maturities of these agreements ranged from January 3, 2008 through March 6, 2008 and the interest rates ranged from 3.1% to 5.5%. The outstanding amounts as of December 31, 2007 and 2006 were collateralized by bonds with a fair value of $2,084 million and $1,182 million, respectively and cash of $45 million as of December 31, 2007.

5.	Common stocks – subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life Insurance Company (“C.M. Life”), a subsidiary which primarily writes fixed and variable annuities and universal life insurance business, and MML Bay State Life Insurance Company (“Bay State”), a subsidiary of C.M. Life which primarily writes variable life and bank-owned life insurance business.

One of the Company’s wholly owned subsidiaries, MassMutual Holding LLC (“MMHLLC”), is the parent of subsidiaries which include retail and institutional asset management, registered broker dealers, and international life and annuity operations.

The Company recognized $15 million of other-than-temporary impairments on an affiliated company, all of which was based on internal models.

As of December 31, 2007, the Company had a carrying value of $40 million in common stocks for which the transfer of ownership was restricted by contractual requirements. As of December 31, 2006, the Company had no common stocks for which the transfer of ownership was restricted by contractual requirements.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For C.M. Life, substantially all of the statutory shareholder’s equity of approximately $608 million as of December 31, 2007 was subject to dividend restrictions imposed by state regulations. C.M. Life is required to obtain prior approval from the State of Connecticut Insurance Department for dividend payments in 2008.

International insurance subsidiaries primarily include operations in Japan, Taiwan and Hong Kong. Historically, the Company has reinvested a substantial portion of its unrestricted earnings in these operations.

In 2006, the ownership of Golden Retirement Resources Inc. was transferred from MMHLLC to the Company. On September 15, 2006, Golden Retirement Resources Inc. was liquidated into the Company resulting in no gain or loss.

In 2007 and 2006, the Company contributed capital of $194 million and $86 million, respectively, to its subsidiaries including MMHLLC. Additionally, in 2007, the Company received return of capital of $87 million from its subsidiaries including MMHLLC.

The Company received cash dividends from MMHLLC of $350 million and $175 million in 2007 and 2006, respectively. The carrying value of MMHLLC was $2,001 million and $1,955 million as of December 31, 2007 and 2006, respectively. The Company held debt issued by MMHLLC and its subsidiaries that amounted to $1,023 million as of December 31, 2007 and 2006. The Company recorded interest income on MMHLLC debt of $75 million and $66 million in 2007 and 2006, respectively.

Summarized below is combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for the Years Ended December 31,
	2007	2006	2005
	(In Millions)
Total revenue	$1,088	$1,220	$1,367
Net income	97	155	137
Assets	13,262	13,674	13,544
Liabilities	12,471	12,959	12,892
Equity	791	715	652

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is GAAP financial information for the unconsolidated subsidiaries; not included above:

	As of and for the Years Ended December 31,
	2007	2006	2005
	(In Millions)
Total revenue	$6,799	$6,364	$5,029
Net income	521	456	693
Assets	44,457	34,907	27,577
Liabilities	41,117	31,857	24,875
Equity	3,340	3,050	2,702

The GAAP equity value for the unconsolidated subsidiaries includes the statutory carrying value of MMHLLC, the carrying value of MMHLLC that is nonadmitted under statutory accounting principles, and the GAAP equity value of other unconsolidated subsidiaries that are not consolidated under MMHLLC.

6.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the replicated instrument or when the replicated instruments are unavailable. Approximately $140 million, in synthetic assets are considered replicated asset transactions as defined under statutory accounting principles. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward contracts, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally made the decision not to apply hedge accounting.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Interest rate swaps are primarily utilized to more closely match the interest rate cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks in its assets and its liabilities.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Credit default swaps involve a transfer of credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. This transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy.

The Company uses credit default swaps to either reduce exposure to particular issuers by buying protection or increase exposure to issuers by selling protection against specified credit events. The Company buys protection as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells protection to enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market or to enter into synthetic transactions by buying a high quality liquid bond to match against the credit default swap.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter into an interest rate swap at a future date. The Company purchases these options in order to protect against undesirable financial effects resulting from interest rate exposures that exist in its assets and/or liabilities.

Interest rate cap agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with an increase in a reference rate or index in return for a premium. Interest rate floor agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with a decline in a reference rate or index in return for a premium. The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company’s loss in this environment. These derivatives are also used to reduce the duration risk in certain investment portfolios. These derivative instruments are used to reduce the duration risk of fixed maturity investments to match certain life insurance products in accordance with the Company’s asset and liability management policy.

The Company utilizes certain other agreements including forward contracts and financial futures to reduce exposures to various risks. Forward contracts and financial futures are used by the Company to manage market risks relating to interest rates. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange is agreed upon at the time of the contract. The Company also uses “to be announced” (“TBAs”) forward contracts to participate in the investment return on mortgage-backed securities. The Company believes that TBAs can provide a more liquid and cost effective method than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs which settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with counterparties that allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. As of December 31, 2007 and 2006, collateral of $968 million and $873 million, respectively, was pledged by the counterparties. Market value exposure at risk, in a net gain position, net of offsets and collateral, was $314 million and $139 million at December 31, 2007 and 2006, respectively. Negative values in the carrying value of a particular derivative category can result from a counterparty’s right to offset positions in multiple derivative financial instruments. The Company regularly monitors counterparty credit ratings and exposures, derivatives positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

The following tables summarize the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2007
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$892	$47,318	$(20)	$2,886
Currency swaps	179	1,143	157	677
Asset, equity and credit default swaps	32	1,253	(4)	153
Options	263	8,685	(36)	732
Interest rate caps and floors	—	140	—	—
Forward contracts	—	570	8	976
Financial futures—long positions	—	254	—	—
Financial futures—short positions	—	186	—	—

Total	$1,366	$59,549	$105	$5,424

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2006
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$584	$27,582	$10	$2,318
Currency swaps	180	1,323	61	275
Asset, equity and credit default swaps	(5)	736	1	224
Options	212	6,614	(4)	120
Interest rate caps and floors	—	10	—	30
Forward contracts	(12)	1,107	(1)	224
Financial futures - long positions	—	413	—	—

Total	$959	$37,785	$67	$3,191

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the Company’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices, or financial and other indices.

The following table summarizes the Company’s notional amounts by contractual maturity and type of derivative:

	December 31,
	One Year	Two Through Five Years	Six Through Ten Years	After Ten Years	Total 2007	Total 2006
	(In Millions)
Interest rate swaps	$18,894	$13,756	$6,867	$10,687	$50,204	$29,900
Options	—	—	1,155	8,262	9,417	6,734
Currency swaps	186	458	1,000	176	1,820	1,598
Other derivatives	2,036	652	644	200	3,532	2,744

Total	$21,116	$14,866	$9,666	$19,325	$64,973	$40,976

The following table represents the Company’s net notional interest rate swap positions:

	December 31,
	2007	2006
	(In Millions)
Open interest rate swaps in a fixed receive position	$25,712	$14,176
Open interest rate swaps in a fixed pay position	16,814	10,501
Other interest related swaps	7,678	5,223

Total interest rate swaps	$50,204	$29,900

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

7.	Fair value of financial instruments

The following fair value disclosures may not necessarily be indicative of amounts that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

The following table summarizes the Company’s financial instruments:

	December 31,
	2007		2006
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$40,211	$40,733	$40,333	$40,883
Preferred stocks	152	152	255	273
Common stocks - unaffiliated	765	765	1,145	1,145
Mortgage loans	11,402	11,538	10,007	10,052
Policy loans	8,304	10,353	7,799	9,623
Derivative financial instruments	1,366	1,366	959	959
Cash, cash equivalents and short-term investments	2,558	2,558	656	656
Financial liabilities:
Derivative financial instruments	$105	$105	$67	$67
Commercial paper	250	250	—	—
Securities sold under agreements to repurchase	2,051	2,051	1,183	1,183
Funding agreements	2,999	3,022	2,280	2,279
Investment-type insurance contracts:
Group annuity investment contracts	6,925	6,913	7,237	7,225
Individual annuity investment contracts	2,731	2,780	2,649	2,647
Guaranteed investment contracts	473	473	586	578
Supplementary investment contracts	289	289	327	327

As of December 31, 2007 and 2006, 73.6% and 76.0%, respectively, of bonds were priced by external vendors and broker quotations. Internal models were used to price 26.4% and 24.0% of bonds as of December 31, 2007 and 2006, respectively.

The average fair value of derivative financial instrument assets was $1,163 million and $1,117 million during 2007 and 2006, respectively. The average fair value of derivative financial instrument liabilities was $86 million and $76 million during 2007 and 2006, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.	Fixed assets

The Company’s fixed assets are comprised primarily of internally developed and purchased software, operating software, electronic data processing equipment, office equipment and furniture. Fixed assets were $196 million and $169 million, net of accumulated depreciation of $392 million and $349 million, as of December 31, 2007 and 2006, respectively. Depreciation expense on fixed assets was $48 million, $50 million and $55 million for the years ended December 31, 2007, 2006 and 2005, respectively.

9.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The table below summarizes the deferred and uncollected life insurance premium, gross and net of loading.

	December 31,
	2007		2006
	Gross	Net of Loading	Gross	Net of Loading
	(In Millions)
Ordinary new business	$51	$23	$49	$21
Ordinary renewal	503	544	487	520
Group life	17	17	17	17

Total	$571	$584	$553	$558

10.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2007:

Issue Year	Amount	Interest Rate	Maturity Date
($ In Millions)
1993	$250	7.625%	2023
1994	100	7.500%	2024
2003	250	5.625%	2033

Total	$600

These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Commonwealth of Massachusetts Division of Insurance (the “Division”). Surplus notes are included in surplus on the Statutory Statements of Financial Position.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023, and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003. Scheduled interest on the notes issued in 2003 and 1993 is payable on May 15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Scheduled interest on the notes issued in 1994 is payable on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Interest expense is not recorded until approval for payment is received from the Division. Through December 31, 2007, the unapproved interest was $7 million. Interest of $41 million was approved and paid during each of the years ended December 31, 2007, 2006 and 2005.

11.	Related party transactions

The Company has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. The majority of these fees were from C.M. Life, which accounted for $79 million in 2007, $85 million in 2006 and $100 million in 2005. As of December 31, 2007 and 2006, the net amounts due from these subsidiaries and affiliates were $42 million and $41 million, respectively. These outstanding balances are billed quarterly and are due and payable within 30 days.

The Company has agreements with its affiliates, including OppenheimerFunds, Inc., whereby the Company receives revenue for certain recordkeeping and other services that the Company provides to customers who select, as investment options, mutual funds managed by these affiliates. As of December 31, 2007 and 2006, the net amounts due from these affiliates were $13 million and $3 million, respectively. These outstanding balances are due and payable within 90 days.

Various unconsolidated subsidiaries and affiliates, including Babson Capital Management LLC (“Babson Capital”), provide investment advisory services to the Company. In addition, an unconsolidated subsidiary provides administrative services for employee benefit plans to the Company. As of December 31, 2007 and 2006, the net amounts due to these subsidiaries and affiliates were $51 million and $48 million, respectively. These outstanding balances are billed quarterly and are due and payable within 30 days.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes these various transactions between the Company and the related parties:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Fee income:
Management and service contracts, and cost- sharing arrangements	$170	$164	$167
Recordkeeping and other services	25	18	16
Fee expense:
Investment advisory services	175	166	160
Employee benefit plans administrative services	11	11	11

The Company has modified coinsurance (“Modco”) agreements with its unconsolidated Japanese affiliate, MassMutual Life Insurance Company, on certain life insurance products. Under these Modco agreements, the Company is the reinsurer and the Japanese affiliate retains the reserve and associated assets on traditional, individual life insurance policies. The predominant contract types are whole life, endowments and term insurance. Modco, a form of coinsurance, is used to allow the Japanese affiliate to keep control of the investment and management of the assets supporting the reserves. The Modco adjustment is the mechanism by which the Company funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Japanese affiliate holding the reserves on the ceded coverage rather than the Company. As of December 31, 2007 and 2006, the net amounts due from the Japanese affiliate were $2 million and $4 million, respectively. These outstanding balances are due and payable within 90 days.

The following table summarizes the various related party transactions between the Company and the Japanese affiliate:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Premium assumed	$47	$63	$67
Modified coinsurance adjustments, included in fees and other income	6	25	32
Policyholders’ benefits incurred	31	22	20
Expense allowances on reinsurance assumed, included in fees and other income	5	6	36

The Company has reinsurance agreements with its subsidiary, C.M. Life, and indirect subsidiary, Bay State, including stop-loss, coinsurance, modified coinsurance and yearly renewable term agreements on life insurance products. As of December 31, 2007 and 2006, the amounts due from C.M. Life and Bay State were $2 million and $7 million, respectively. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the transactions for these agreements:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Premium assumed	$100	$108	$114
Modified coinsurance adjustments, included in fees and other income	51	50	47
Policyholders’ benefits incurred	97	109	75
Expense allowances on reinsurance assumed, included in fees and other income	25	25	26
Experience refunds paid to C.M. Life and Bay State	9	7	7

The Company participates in variable annuity exchange programs with its subsidiary, C.M. Life (including Bay State) whereby certain variable annuity contract holders of either company can make non-taxable exchanges of their contract for an enhanced variable annuity contract of the other company. The Company recorded premium income of $90 million, $74 million, and $19 million and surrender benefits of $8 million, $10 million, and $20 million in 2007, 2006, and 2005 respectively, related to these exchange programs. The Company has an agreement with C.M. Life to compensate them or be compensated for the lost revenue associated with the exchange of these contracts. As a result of these exchanges, the Company has recorded commissions payable to C.M. Life of less than $1 million as of December 31, 2007, 2006, and 2005 and has paid net commissions of $ 1 million and $4 million to C.M. Life for the years ended December 31, 2007 and 2006, respectively. For the year ended December 31, 2005, the Company received net commissions of $1 million.

The Company had an outstanding amount due to Babson Capital of $25 million at a 4.3% interest rate as of December 31, 2006. The amount was due in 2008, but was repaid in June, 2007 due to early termination of the note. Interest was payable semi-annually in arrears. Interest accrued and paid was less than $1 million for the years ended December 31, 2007 and 2006.

The Company had an outstanding amount due to Cornerstone Real Estate Advisers, LLC of $5 million at a 4.3% interest rate as of December 31, 2006. Interest was payable semi-annually in arrears. In 2007, the note agreement was amended to extend the maturity date from 2007 to 2009. Interest is payable semi-annually in arrears, at a 4.4% interest rate as of December 31, 2007. Interest accrued and paid was less than $1 million for the years ended December 31, 2007 and 2006.

The Company provided short-term financing to five affiliated investment funds by entering into contracts for securities purchased under agreement to resell. As of December 31, 2007, the Company had contracts with the affiliated funds with a total carrying value of $1,151 million.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Reinsurance

The Company cedes insurance to unaffiliated insurers in order to limit its insurance risk. The Company’s initial retention limit per individual life insured is generally $15 million. The Company reinsures a portion of its life business under either a first dollar quota share arrangement or an in excess of the retention limit arrangement. The Company also reinsures all of its long-term care business and a portion of its disability business. The amounts reinsured are on a yearly renewable term or coinsurance basis.

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, and which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of the date of this statement, the resulting reduction in surplus due to loss of reinsurance reserve credits net of unearned premium would be approximately $1,358 million assuming no return of the assets backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Financial Statements were as follows:

	December 31,
	2007	2006
	(In Millions)
Reserves ceded	$1,559	$1,316
Amounts recoverable from reinsurers	71	89

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Premium ceded	$554	$492	$436
Reinsurance recoveries	260	243	215

Reserves ceded include $1,157 million and $992 million associated with life insurance policies as of December 31, 2007 and 2006, respectively. The remaining balance relates to long-term care and disability policies.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2007, one reinsurer accounted for 29% of the outstanding reinsurance recoverable and the next largest reinsurer had 14% of the balance. The Company believes that no exposure to a single reinsurer represents an inappropriate concentration of risk to the Company, nor is the Company’s business substantially dependent upon any single reinsurer.

The Company also writes group health business through UniCARE Life and Health Insurance Company (“UniCARE”), a third party administrator. Pursuant to a 1994 reinsurance agreement, the Company cedes 100% of this business to UniCARE. Premium ceded was less than $1 million for the years ended December 31, 2007 and 2006.

13.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2007		2006
	Amount	Interest Rates	Amount	Interest Rates
	($ In Millions)
Individual life	$30,316	2.5% - 6.0%	$29,023	2.5% - 6.0%
Group life	9,400	2.5% - 4.5%	8,871	2.5% - 4.5%
Group annuities	8,638	2.3% - 11.3%	8,893	2.3% - 11.3%
Individual annuities	3,306	2.3% - 11.3%	3,151	2.3% - 11.3%
Individual universal and variable life	2,231	3.5% - 6.0%	1,863	3.5% - 6.0%
Disabled life claim reserves	1,731	3.5% - 6.0%	1,703	3.5% - 6.0%
Disability active life reserves	568	3.5% - 6.0%	559	3.5% - 6.0%
Guaranteed investment contracts	473	2.5% - 13.0%	586	2.5% - 13.0%
Other	159	2.5% - 4.5%	155	2.5% - 4.5%

Total	$56,822		$54,804

Guaranteed investment contracts (“GICs”) are pension plan investment contracts that pay a specified non-participating interest rate on contributions and pay book value at a specified maturity date. In 2006, the Company exited this market and ceased issuing new contracts.

As of December 31, 2007, GIC reserves totaled $473 million, which included $118 million in contracts that can be surrendered with a market-value adjustment.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2007, the Company’s GIC reserves by maturity year were as follows:

(In Millions)
2008	$136
2009	299
2010	7
2011	31

Total	$473

b.	Liabilities for deposit-type contracts

The following table summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2007		2006
	Amount	Interest Rates	Amount	Interest Rates
	($ In Millions)
Funding agreements	$2,999	2.0% - 10.2%	$2,280	2.6% - 10.2%
Dividend accumulations	596	4.3% - 4.7%	607	4.3% - 4.7%
Supplementary contracts	553	0.3% - 8.0%	579	0.3% - 8.0%
Other	109	4.0% - 8.0%	120	4.0% - 8.0%

Total	$4,257		$3,586

Funding agreements are investment contracts sold to domestic and international institutional investors. The terms of the funding agreements do not give the holder the right to terminate the contract prior to the contractually stated maturity date. No funding agreements in these programs have been issued with put provisions or ratings-sensitive triggers. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes. During 2006, a foreign-denominated medium-term note contract matured and resulted in a foreign currency loss of $102 million recorded in other realized capital losses. This loss was offset by a gain on currency swaps. Assets received for funding agreements may be invested in either the Company’s general account or in a separate account. As of December 31, 2007 and 2006, respectively, general account funding agreement balances totaled $2,999 million and $2,280 million, consisting of $2,953 million and $2,227 million in note programs and $46 million and $53 million in various other agreements.

Under most of the Company’s funding agreement programs, the Company creates an investment vehicle or trust for the purpose of issuing medium-term notes to domestic and/or international investors. Proceeds from the sale of the medium-term notes issued by these unconsolidated affiliates are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes were initially issued

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

from the Company’s $2 billion European Medium-Term Note Program, now in run-off, and are now issued from its $8 billion Global Medium-Term Note Program (“GMTN”). In 2006, the Company added a new contractual separate account for the benefit of the GMTN. Separate account assets and liabilities represent segregated funds administered and invested by the Company.

As of December 31, 2007, the Company’s general account funding agreement balances by maturity year were as follows:

(In Millions)
2008	$610
2009	780
2010	506
2011	4
2012	314
Thereafter	785

Total	$2,999

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of paying claims made under individual disability and long-term care policies written by the Company. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that past experience is an appropriate indicator of future events, and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claim and claim expense reserves represent the Company’s best estimate based upon currently known facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the disabled life unpaid claims and claim expense reserves:

	December 31,
	2007	2006
	(In Millions)
Claim reserves, beginning of year	$1,835	$1,792
Less reinsurance recoverables	(107)	(88)

Net claim reserves, beginning of year	1,728	1,704

Claims paid related to:
Current year	(19)	(21)
Prior years	(266)	(265)

Total claims paid	(285)	(286)

Incurred related to:
Current year’s incurred	221	212
Current year’s interest	5	5
Prior years’ incurred	7	14
Prior years’ interest	78	79

Total incurred	311	310

Net claim reserves, end of year	1,754	1,728
Plus reinsurance recoverables	99	107

Claim reserves, end of year	$1,853	$1,835

The changes in reserves for incurred claims related to prior years are generally the result of ongoing analysis of recent loss development trends. In 2007, the $7 million increase in the prior years’ incurred claims was due to actual claim terminations being less than those anticipated by the morbidity table. Disability claims terminate when the recipient reaches the end of the contracted benefit period, they die, or they return to work full-time. The prior years’ incurred claims in 2006 included a $4 million decrease related to prior year corrections. The prior year corrections were recorded as change in surplus.

The following table reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2007	2006
	(In Millions)
Disabled life claim reserves	$1,731	$1,703
Accrued claim liabilities	23	25

Net claim reserves, end of year	$1,754	$1,728

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Secondary guarantees

The following table shows the liabilities for guaranteed minimum death, accumulation and income benefits on annuity and variable universal life contracts:

	Annuity			Life
	GMDB	GMAB	GMIB	GMDB	Total
	(In Millions)
December 31, 2007	$3	$9	$22	$111	$145
December 31, 2006	3	6	13	66	88

The following table summarizes the account values, net amount at risk and weighted average attained age for annuity contracts with guaranteed minimum death, accumulation and income benefits classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2007			December 31, 2006
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age
	($ In Millions)
GMDB	$7,697	$46	59	$6,945	$38	59
GMAB	944	2	57	754	—	56
GMIB	2,135	31	60	1,519	1	59

Account balances of annuity contracts with GMDB guarantees invested in separate accounts were $6,979 million and $6,134 million as of December 31, 2007 and 2006, respectively. In addition to the amount invested in separate account options, $718 million and $811 million of account balances of annuity contracts with GMDB guarantees were invested in general account options as of December 31, 2007 and 2006, respectively.

The Company sells universal life and variable universal life type contracts, a portion of which offer secondary guarantees, such as a guarantee that the policy will not lapse, even if the account value is reduced to zero, as long as the policyholder makes scheduled premium payments. As of December 31, 2007 and 2006, the net liability for contracts with secondary guarantees on universal life and variable universal life type contracts including GMDB reserves was $800 million and $598 million, respectively.

The determination of GMDB, GMAB, and GMIB reserves is based on actuarial guidelines. Reserve assumptions for GMDB benefits generally anticipate payout between ages 60 and 90. GMAB benefits will be paid either ten or 20 years from their election, depending on the terms of the benefit. GMIB benefits are generally expected to be initiated between ages 60 and 80; the Company does not expect significant elections after age 80, as the benefit accumulation ceases at that time.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

14.	Debt

The Company began issuing debt in the form of commercial paper in July 2007. Previously, the commercial paper was issued out of MassMutual Funding, LLC, an indirect subsidiary of the Company. Commercial paper with a carrying value and face amount of $250 million as of December 31, 2007 had interest rates ranging from 4.30% to 5.55%. The commercial paper issued had maturity dates ranging from 1 day to 36 days. Interest expense for this commercial paper for the year ended December 31, 2007 was $6 million.

The Company and MassMutual Funding, LLC had a $500 million 5-year credit facility with a syndicate of lenders that could be used for general corporate purposes and to support the commercial paper borrowings. In 2007, the credit facility agreement was amended to remove MassMutual Funding, LLC as a borrower. For the years ended December 31, 2007 and 2006, there were no draws on the credit facility.

15.	Employee benefit plans

The Company provides multiple benefit plans including retirement plans and life and health benefits to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

a.	Pension and savings plans

The Company has funded and unfunded non-contributory defined benefit pension plans that cover substantially all employees and agents. For some participants, benefits are calculated as the greater of a formula based on either final average earnings and length of service or a cash balance formula which calculates benefits based on amounts allocated to participants that take into consideration age, service and salary during their careers.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company contributed $90 million in 2006 to its qualified defined benefit plan and did not contribute in 2007.

The Company sponsors funded (qualified 401(k) thrift savings) and unfunded (non-qualified deferred compensation thrift savings) defined contribution plans for substantially all of its employees and agents. A change was made to the Company’s 401(k) thrift savings plan, effective on March 1, 2007, from a variable matching contribution that ranged from 1.5% to 5% of participant’s pay, to a 100% (dollar-for-dollar) match on the first 4% of earnings contributed each pay period.

In October 2007, the Board of the Company approved changes to the defined benefit pension plan cash balance formula for Home Office employees and certain domestic subsidiaries, and increased the matching contribution to the Company’s 401(k) thrift savings plan from 4% to 5%. All changes are to be effective January 1, 2010. The changes to the defined benefit pension plan cash balance formula were reviewed by the independent actuary and determined to have no impact on the projected benefit obligation of the plan.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The total matching thrift savings contributions by the Company were $20 million, $18 million and $20 million for the years ended December 31, 2007, 2006 and 2005, respectively, and were included in general insurance expenses.

The Company also maintains a money purchase pension plan for agents, which was frozen in 2001.

b.	Other postretirement and postemployment benefits

The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retired employees and agents, and their beneficiaries and covered dependents. MassMutual Benefits Management, Inc., (“MMBMI”), a wholly owned subsidiary of MassMutual Holding Limited Liability Company (“MMHLLC”) has the obligation to pay the Company’s other postretirement benefits. MMBMI was set up to design, administer, account for, and report on the benefits and wellness programs for the active and retired domestic employees and agents of the Company, which continues to be the Plan Sponsor. As the benefit plan sponsor, the Company continues to record the liability with a corresponding receivable from MMBMI; as such, these allocations do not relieve the Company of its primary liability.

MMBMI is primarily allocated other postretirement expenses related to interest cost, amortization of actuarial gains and losses and expected return on plan assets, whereas service cost and amortization of the transition obligation are primarily recorded by the Company.

The health care plan is contributory; a portion of the basic life insurance plan is non-contributory. Substantially all of the U.S. Company’s employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as considered necessary by the Company’s management. The postretirement health care plans include a limit on the Company’s share of costs for recent and future retirees.

The initial transition obligation of $138 million is being amortized over 20 years through 2012. The initial transition obligation represents the phased recognition on the income statement of the differences between the plan’s funded status and the accrued cost on the Company’s balance sheet when the Company first transitioned to SSAP No. 14. See section e. of this note Amounts recognized in the Consolidated Statutory Statements of Financial Position for details on the plan’s funded status.

Projected benefit obligations for other postretirement benefits represent the present value of postretirement medical and life insurance benefits deemed earned as of a September 30 measurement date projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, termination, disability, or death and are detailed in section c. of this note Benefit obligations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company provides postemployment benefits for home office employees. As discussed in note 2b, Corrections of errors and reclassifications, the Company accrued postemployment benefits for home office employees’ severance plans in the fourth quarter of 2006. The net accumulated liability recorded for these benefits as of December 31, 2007 and 2006 was $21 million and $23 million, respectively.

The Company accrues postemployment benefits for agents health benefits for those agents that qualify for long-term disability and are not retired. The net accumulated liability for these benefits was $10 million as of December 31, 2007 and 2006.

c.	Benefit obligations

Accumulated benefit obligations represent the present value of pension benefits earned as of a September 30 measurement date based on service and compensation and do not take into consideration future salary.

Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of a September 30 measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

The following table sets forth the change in the projected benefit obligation of the defined benefit pension and other postretirement plans as of December 31, 2007 and 2006 using a September 30 measurement date:

	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
	(In Millions)
Change in projected benefit obligation:
Projected benefit obligation, beginning of period	$1,404	$1,383	$274	$288
Service cost	45	44	8	7
Interest cost	79	74	15	15
Actuarial (gains)	(107)	(12)	(10)	(20)
Benefits paid	(80)	(85)	(26)	(25)
Contributions by plan participants	—	—	8	8
Medicare prescription drug direct subsidy	—	—	2	1

Projected benefit obligation, end of period	$1,341	$1,404	$271	$274

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
	(In Millions)
Projected benefit obligation for:
Vested employees	$1,341	$1,404	$271	$274
Non-vested employees	20	28	44	36

	$1,361	$1,432	$315	$310

Accumulated benefit obligation for:
Vested employees	$1,263	$1,320	$271	$274
Non-vested employees	14	19	44	36

	$1,277	$1,339	$315	$310

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation and current year expense. A few of the major assumptions used include: expected return on assets, discount rate, expected future compensation levels, healthcare cost trend, mortality and expected retirement age.

The annual change in the discount rate is correlated to the change in the Citigroup Pension Discount curve rate as of a measurement date of September 30, 2007. In prior years, the discount rate was based on the change in the Moody’s Aa Corporate bond rate. Each 25 basis point change in the discount rate results in an approximately $43 million change in the projected pension benefit obligation.

d.	Plan assets

The change in plan assets represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of December 31, 2007 and 2006 using a September 30 measurement date:

	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
	(In Millions)
Change in plan assets:
Fair value of plan assets, beginning of period	$1,364	$1,228	$9	$10
Actual return on plan assets	185	113	—	—
Employer contributions	17	108	17	15
Benefits paid	(80)	(85)	(26)	(25)
Contributions by plan participants	—	—	8	9

Fair value of plan assets, end of period	$1,486	$1,364	$8	$9

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s pension plan weighted-average asset allocations by asset category are as follows:

	Plan Assets as of September 30,
Asset Category	Actual 2007	Target Ranges	Actual 2006
Domestic equity	58%	45.0% - 55.0%	56%
International equity	12	7.5% - 12.5%	11
Domestic fixed-income	25	25.0% - 35.0%	28
Alternative investments	5	7.5% - 12.5%	5

Total	100%		100%

As of December 31, 2007 and 2006, the fair value of the pension plan assets of $1,439 million and $1,424 million, respectively, were invested in group annuity contracts, which invest in the Company’s general and separate accounts.

The Company employs a total return investment approach whereby a mix of equities, fixed-income investments and securities lending are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Alternative assets such as real estate, private equity and hedge funds are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset/liability studies.

Plan assets and the related assumptions used to calculate expense are immaterially affected by the current credit market environment.

The Company’s other postretirement benefit plans’ weighted-average asset allocations by asset category are as follows:

	Plan Assets as of September 30,
Asset Category	2007	2006
Domestic fixed-income	39%	41%
Cash and cash equivalents	61	59

Total	100%	100%

The Company invests in highly liquid money market investments and other fixed-income investments to the extent necessary to satisfy reasonably anticipated routine current benefit liability amounts, with additional amounts sufficient to satisfy reasonably anticipated spikes in such liability amounts.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Amounts recognized in the Consolidated Statutory Statements of Financial Position

The funded status of the defined benefit plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods which appear as the net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial loss, unrecognized prior service costs, and remaining initial transition. The following table sets forth the funded status of the plans as of December 31, 2007 and 2006 using a September 30 measurement date, and then shows how the funded status is reconciled to the net asset and/or liability recognized in the Statements of Financial Position.

	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
	(In Millions)
Fair value of plan assets, end of period	$1,486	$1,364	$8	$9
Less projected benefit obligations, end of period	1,341	1,404	271	274

Funded status	$145	$(40)	$(263)	$(265)

Funded status	$145	$(40)	$(263)	$(265)
Unrecognized net actuarial loss	224	436	27	38
Unrecognized prior service cost	—	1	2	2
Remaining net obligation at initial date of application	5	6	26	31
Effect of fourth quarter activity	4	6	5	6

Subtotal net amount recognized	378	409	(203)	(188)
Less assets nonadmitted	529	558	—	—

Net amount recognized	$(151)	$(149)	$(203)	$(188)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The qualified pension plan was over funded by $336 million and $165 million and the non-qualified pension plans are not funded and have total projected benefit obligations of $191 million and $205 million for the periods ended December 31, 2007 and 2006, respectively.

f.	Prepaid and accrued benefit costs

The net pension amount recognized is broken into its respective prepaid and accrued benefit costs which are included in other than invested assets and other liabilities, respectively, in the Company’s Consolidated Statutory Statements of Financial Position. The Company continues to record the liability with a corresponding receivable from MMBMI.

The status of these plans as of December 31, 2007 and 2006, using a September 30 measurement date, adjusted for fourth quarter activity, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
	(In Millions)
Amounts recognized in the Consolidated Statutory
Statements of Financial Position:
Prepaid benefit cost	$524	$552	$—	$—
Intangible assets	5	6	—	—
Less assets nonadmitted	(529)	(558)	—	—

Net prepaid pension plan asset	—	—	—	—
Accrued benefit cost	(178)	(192)	(203)	(188)
Surplus	27	43	—	—

Net amount recognized	$(151)	$(149)	$(203)	$(188)

The change in net amount recognized for net pension benefits is as follows:

	Pension Benefits
	2007	2006
	(In Millions)
Subtotal net amount recognized, beginning of year	$409	$361
Employer contributions	17	108
Periodic cost	(47)	(61)
Other	(1)	1

Subtotal net amount recognized	378	409
Nonadmitted asset	(529)	(558)

Net amount recognized, end of year	$(151)	$(149)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Net periodic (benefit) cost

The net periodic (benefit) cost is the annual accounting expense or income that the Company recognized and included in general insurance expenses in the Consolidated Statutory Statements of Income for the years ended December 31, 2007 and 2006 is as follows.

	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
	(In Millions)
Components of net periodic (benefit) cost:
Service cost	$45	$44	$8	$7
Interest cost	79	74	15	15
Expected return on plan assets	(101)	(90)	—	—
Amortization of unrecognized transition obligation	—	1	5	5
Amount of recognized net actuarial and other losses	24	32	1	1

Total net periodic cost	$47	$61	$29	$28

Decrease in minimum liability included in surplus	$(16)	$(4)	$—	$—

The Company expects to spend $38 million to meet its expected obligations under its nonqualified pension plans and other postretirement benefit plans in 2008.

The expected future pension and other postretirement benefit payments and Medicare prescription drug direct government subsidy receipts, which reflect expected future service, are as follows:

	Pension Benefits	Other Postretirement Benefits	Medicare Prescription Direct Subsidy
	(In Millions)
2008	$66	$23	$2
2009	69	23	2
2010	73	24	2
2011	77	25	3
2012	82	25	3
2013-2017	488	136	14

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net expense charged to operations for all employee and agent benefit plans for the years ended December 31, 2007, 2006 and 2005 is as follows:

	2007	2006	2005
	(In Millions)
Life	$2	$2	$2
Health	39	43	45
Postretirement	29	28	26
Postemployment	(2)	23	—
Disability	2	2	2
Pension	47	61	58
Thrift	20	18	20
Other benefits	10	15	12

Total	$147	$192	$165

h.	Assumptions

The assumptions as of December 31, 2007 and 2006 using a September 30 measurement date used by the Company to calculate the benefit obligations and to determine the benefit costs in the year are as follows:

	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	6.25%	5.75%	6.25%	5.75%
Rate of increase in future compensation levels	4.00%	4.00%	4.00%	4.00%
Net periodic benefit cost:
Discount rate	5.75%	5.50%	5.75%	5.50%
Long-term expected rate of return on plan assets	7.75%	7.75%	3.00%	3.00%
Rate of increase in future compensation levels	4.00%	4.00%	4.00%	4.00%
Assumed health care cost trend rates:
Health care cost trend rate	—	—	7.00%	8.00%
Ultimate health care cost trend rate after gradual decrease until 2013 for both years 2007 and 2006, respectively	—	—	5.00%	5.00%

The long-term rate of return for the qualified pension plan is established using a building block approach with proper consideration for diversification and rebalancing. Historical markets are studied and long-term historical relationships between equities and fixed-income

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

are preserved consistent with the widely accepted capital market principle that assets with higher volatility generate a greater return over the long term. Current market factors such as inflation and interest rates are evaluated before long-term capital market assumptions are determined.

Assumed health care cost trend rates have an effect on the amounts reported for the health care plans. A one percentage point change in the assumed health care cost trend rate would have the following effects in 2007:

	One Percentage Point Increase	One Percentage Point Decrease
	(In Millions)
Effect on total service and interest cost	$2	$(2)
Effect on other postretirement benefit obligation	23	(20)

i.	Employee compensation plans

A short-term incentive compensation plan exists that is offered to substantially all employees not covered by another incentive plan. Employees are eligible for an annual bonus based on individual and company performance. The costs associated with the short-term incentive compensation plan were recorded by the Company.

Non-qualified deferred compensation plans are offered allowing certain employees and agents to elect to defer a portion of their compensation. Several shadow investment options are available under these plans. The costs associated with the nonqualified deferred compensation plans were recorded by the Company with less than $1 million being allocated to affiliated unconsolidated subsidiaries, including MMHLLC.

Key employees of the Company have been granted performance units in a long-term incentive compensation plan. Under this plan, performance units are granted at the start of each three year performance period. An individual employee’s participation and/or the number of units granted may vary from one cycle to the next based on performance, impact on organization and relative contribution. Each unit’s value is based on the three year consolidated results for the total enterprise on pre-established goals and measures for each year within each performance cycle. Awards are paid at the completion of each three year performance period and are subject to forfeiture if separation from service occurs for reasons other than retirement, death, disability, divestiture or position elimination. In 2007, all of the costs were recorded by the Company.

In October 2007, the Board of the Company approved a new long-term incentive compensation plan. It is intended that this new plan be utilized for all long-term awards granted beginning in 2008, and that no new awards be granted under the former long-term performance unit plan. Awards under this new plan may be granted to key employees of the Company or its subsidiaries and take the form of phantom stock appreciation rights (“PSAR”) and phantom restricted shares (“PRS”). The phantom stock utilized under the plan is intended to be a measure of earnings for the purposes of this long-term incentive plan. These awards do not convey any ownership rights and will be

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

settled in cash only. PSAR vest in full three years after the grant date, followed by a two year exercise period. PRS vest in one-third increments following 3, 4, and 5 years from the grant date. PRS awards are settled in cash following vesting. Awards are subject to forfeiture in the event of termination prior to vesting (other than retirement, death, disability or job elimination).

Several key employees of the Company and MMHLLC were granted deferred compensation agreements which provide fixed amounts that vest and become payable at retirement. These fixed amounts are invested in several shadow investment options specified by each agreement that allow for additional earnings to be credited based on market performance or at a stated interest rate. All employees who were granted these agreements have left the company and only two are currently receiving quarterly payments over a number of years. During 2007, less than $1 million of costs related to the deferred compensation agreements were recorded by the Company.

16.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported on the income statement as federal income tax expense if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Deferred income taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within surplus. Changes to deferred income taxes are reported on various lines within surplus. Limitations of deferred income taxes are recorded on the change in nonadmitted assets line, whereas, deferred taxes associated with net unrealized capital gains (losses) are shown within that caption on a net basis. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as policyholder dividends and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and surplus are as follows:

	December 31,
	2007	2006
	(In Millions)
Total deferred tax assets	$2,550	$2,396
Total deferred tax liabilities	(1,290)	(1,196)

Net deferred tax asset	1,260	1,200
Deferred tax assets nonadmitted	(711)	(711)

Net admitted deferred tax asset	$549	$489

Increase in nonadmitted asset	$—	$(11)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Federal income tax expense (benefit) on operating earnings	$108	$(60)	$63
Foreign income tax expense on operating earnings	11	10	10

	119	(50)	73
Federal income tax expense (benefit) on net realized capital gains (losses)	45	51	(1)

Total federal and foreign income tax expense	$164	$1	$72

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2007	2006
	(In Millions)
Deferred tax assets:
Reserve items	$637	$635
Policy acquisition costs	477	455
Nonadmitted assets	332	304
Investment items	325	310
Policyholders’ dividend related items	301	261
Pension and compensation related items	201	188
Expense items	142	127
Unrealized investment losses	116	90
Other	19	26

Total deferred tax assets	2,550	2,396
Nonadmitted deferred tax assets	(711)	(711)

Admitted deferred tax assets	1,839	1,685

Deferred tax liabilities:
Unrealized investment gains	701	411
Deferred and uncollected premium	186	182
Pension items	184	194
Investment items	136	343
Other	83	66

Total deferred tax liabilities	1,290	1,196

Net admitted deferred tax asset	$549	$489

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes, excluding amounts nonadmitted, is comprised of the following and is presented as a change to net unrealized capital gains (losses) and net deferred income taxes within the Statutory Statements of Changes in Surplus:

	Years Ended December 31,
	2007	2006
	(In Millions)
Change in deferred tax assets	$154	$81
Change in deferred tax liabilities	(94)	14

Increase in deferred tax asset	60	95
Less items not recorded in the change in net deferred income taxes:
Tax effect of unrealized gains excluding cumulative effect of adoption of accounting principles in 2006	290	(128)
Cumulative effect of adoption of accounting principles	—	(7)
Balance transferred from subsidiary	—	(13)
Tax effect of unrealized losses	(26)	52
Prior year correction	(5)	(41)

Increase (decrease) in net deferred income taxes	$319	$(42)

As of December 31, 2007, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The components of federal and foreign income tax on operating items is recorded on the Statutory Statements of Income and Statutory Statements of Changes in Surplus and is different from that which would be obtained by applying the statutory federal income tax rate to operating income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2007		2006		2005
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
	($ In Millions)
Provision computed at statutory rate	$93	35%	$229	35%	$220	35%
Change in reserve valuation basis	2	1	(3)	—	(22)	(4)
Policyholders’ dividends	—	—	(5)	(2)	(47)	(8)
Investment items	(170)	(64)	(54)	(8)	(64)	(10)
Tax credits	(53)	(20)	(53)	(8)	(50)	(8)
Nonadmitted assets	(27)	(10)	(49)	(7)	(6)	—
Other	—	—	(22)	(3)	12	2

Total statutory income tax (benefit) expense	$(155)	(58)%	$43	7%	$43	7%

Federal and foreign income tax expense	$164		$1		$72
Change in net deferred income taxes	(319)		42		(29)

Total statutory income tax (benefit) expense	$(155)		$43		$43

During the year ended December 31, 2007, the Company paid federal income taxes in the amount of $205 million. In 2006, the Company received federal income tax payments in the amount of $6 million. In 2005, the Company paid federal income taxes in the amount of $340 million. As of December 31, 2007, federal income taxes paid in the current and prior years that will be available for recovery in the event of future net losses are as follows: $151 million in 2007, $69 million in 2006 and $18 million in 2005.

The Company and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. The Company and its subsidiaries and affiliates also file income tax returns in various states and foreign jurisdictions. The Company and its eligible subsidiaries and certain affiliates (the “Parties”) have executed and are subject to a written tax allocation agreement (the “Agreement”). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Job Creation and Worker Assistance Act of 2002 suspended the limitation on the deductibility of the Company’s dividends paid to policyholders for 2001 through 2003. The Pension Funding Equity Act of 2004 repealed that limitation for 2005 and later years. Based on data released by the United States Internal Revenue Service (“IRS”) during 2006 and 2005, the Company revised its estimate used at year end 2005 and 2004, respectively, of the financial statement effect of the limitation.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. (“FIN”) 48, “Accounting for Uncertainty in Income Taxes.” The NAIC is still evaluating the applicability of FIN 48 to statutory financial reporting. Because statutory guidance has not been issued, the Company has not yet determined the statutory impact of adoption on its statutory financial statements. The Company continues to recognize tax benefits and related reserves in accordance with SSAP No. 5, “Liabilities, Contingencies and Impairments of Assets”.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits:

(In Millions)
Balance, January 1, 2007	$178
Gross increase related to positions taken in prior years	5
Gross increase related to positions taken in current year	14
Gross decrease related to settlements	(28)
Gross increase (decrease) related to lapse of statutes of limitations	—

Balance, December 31, 2007	$169

Included in the liability for unrecognized tax benefits at December 31, 2007, are $150 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for unrecognized tax benefit balance as of December 31, 2007 includes $19 million of unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate. It is reasonably possible that the total amount of unrecognized tax benefits will decrease within the next 12 months by approximately $6 million as a result of the settlement of certain tax audits.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of interest and penalties recognized in the Company’s financial statements as of December 31, 2007 was $36 million.

The IRS recently completed its examination of the Company’s income tax returns for the tax years 2001 through 2003. The IRS issued a Revenue Agent’s Report proposing to assess the Company additional income taxes for the years 2001 through 2003. In 2007, the Company made additional payments of $54 million with respect to tax years 2001 through 2003. In 2007, the Company filed a Letter of Protest with IRS Appeals contesting some of the proposed adjustments. Even if the Company were not to prevail on these contested proposed adjustments, the Company would not suffer a material change to its financial position or liquidity. Settlement has been reached with the IRS for tax years prior to 2001, although the

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Company has reserved the right to pursue refunds for certain pre-2001 contested issues. In 2006, the Company settled with the federal government tax refund disputes on issues for the years 1984 through 1987, and 1998 through 2000. As a result of these settlements, the Company’s tax liability was reduced by $61 million in 2006. As of December 31, 2007 and 2006, the Company has no protective deposits recognized as admitted assets.

17.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability management techniques that account for the cash flow characteristics of the assets and liabilities.

The Company’s currency exchange risk is related to non-U.S. dollar denominated investments, its medium-term note programs and international operations. The Company mitigates its currency exposures related to its investments and medium-term note programs through the use of derivatives.

Asset based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Risks related to credit markets

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management did not believe that significant concentrations of credit risk existed as of and for the year ended December 31, 2006.

In 2007, the slowing of the U.S housing market, rising residential mortgage rates, and relaxed underwriting standards by residential mortgage loan originators have led to higher delinquency and loss rates, reduced credit availability and liquidity in the residential loan market. The Company has implemented a stringent review process for determining the fair value of securities containing these risk characteristics. Cash flows were modeled for every bond using prepayment and default assumptions that varied according to collateral attributes. Bonds with nontrivial credit exposure were modeled across a variety of prepayment and default scenarios, spanning the range of possible outcomes specific to each individual security. Resulting cash flows were discounted at spreads consistent with the residential mortgage market’s weakness and the uncertainty around the magnitude and timing of cash flows. This review process provided a

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

framework for deriving other-than-temporary impairment losses. In these analyses, data quality of loan vintage, collateral type, and investment structure are critical elements of determining fair values.

The fair value of subprime and Alt-A investments are highly sensitive to evolving conditions that can impair the cash flows realized by investors. Determining fair value is made more difficult by the lack of observable prices, uncertainty of credit ratings, and the current liquidity crisis which may continue into the foreseeable future. The ultimate emergence of losses is subject to uncertainty. A significant, unexpected credit event could change management’s view of these assets. If defaults were to increase significantly above the stresses imposed in our analysis or collateral performance was much worse than expected, management would need to reassess whether such credit events have changed the underlying dynamics of the market and the expected performance of these assets.

b.	Leases

The Company leases office space and equipment in the normal course of business under various non-cancelable operating lease agreements. Additionally, the Company, as lessee, has entered into various sublease agreements with affiliates for office space, such as OppenheimerFunds, Inc. and Babson Capital. Total rental expense on net operating leases was $41 million, $35 million and $34 million, which was net of $22 million, $19 million and $16 million of sublease receipts, for the years ended December 31, 2007, 2006 and 2005, respectively.

Future minimum commitments for all net operating lease contractual obligations as of December 31, 2007 were as follows:

	Leases	Subleases	Net Operating Leases
	(In Millions)
2008	$60	$22	$38
2009	54	22	32
2010	51	24	27
2011	45	22	23
2012	34	17	17
Thereafter	101	56	45

Total	$345	$163	$182

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

d.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

The Company, together with numerous other defendants, has been named in an adversary proceeding in the Enron bankruptcy. In addition, in June 2005, the Company’s former Chief Executive Officer (“former CEO”) filed a demand for arbitration contesting his termination “for cause” from the Company. In 2006, the arbitration panel ruled that the former CEO’s conduct did not satisfy his Employment Contract’s requirement of a “for cause” termination and awarded him a portion of the compensation and severance benefits specified in the contract. The Company has appealed this ruling to the Massachusetts state court. In 2007, the Company accrued an additional $9 million in expense, including $6 million of interest, bringing the total accrual for this matter to approximately $80 million as of December 31, 2007.

In 2005, the Company received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. Through December 31, 2007, the Company has paid $118 million of the original $268 million accrual. Additionally in 2007, the Company revised this estimate and reduced the liability by $21 million.

It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

e.	Regulatory inquiries

The Company is subject to governmental and administrative proceedings and regulatory examinations and investigations in the ordinary course of its business. The Company has cooperated fully with these regulatory agencies with regard to their examinations and investigations and has responded to information requests and comments.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

These examinations and investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and (d) marketing, pricing and sales of retirement products. In connection with examinations and investigations, the Company has been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, U.S. Department of Labor, Financial Industry Regulatory Authority, Commonwealth of Massachusetts Division of Insurance, the State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

The Company believes that it is reasonable to expect that regulatory inquiries, examinations and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of the Company’s income for the period.

f.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2007 and 2006, the Company had approximately $50 million and $130 million, respectively, of outstanding unsecured funding commitments. As of December 31, 2007 and 2006, the Company had no liability attributable to the funding commitments.

In the normal course of business, the Company enters into letter of credit arrangements. As of December 31, 2007 and 2006, the Company had approximately $27 million and $87 million of outstanding letters of credit, respectively. As of December 31, 2007, the Company had a $1 million funding request attributable to these letter of credit arrangements. As of December 31, 2006, the Company had no funding requests attributable to the letter of credit arrangements.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and eight years. The Company is not required to fund commitments once the commitment period expires. As of December 31, 2007, the Company had the following commitments:

	2008	2009	2010	2011	There after	Total
	(In Millions)
Private placements	$596	$208	$104	$36	$244	$1,188
Mortgage loans	219	289	196	36	12	752
Real estate	56	—	—	—	—	56
Partnerships and LLCs	388	327	155	323	1,346	2,539
LIHTC investments (including equity contributions)	8	47	5	—	3	63

Total	$1,267	$871	$460	$395	$1,605	$4,598

In connection with acquisitions and dispositions, the Company had commitments related to property lease arrangements, certain indemnities, investments and other business obligations, in the normal course of business. As of December 31, 2007 and 2006, the Company had no outstanding obligations attributable to these commitments.

Certain commitments and guarantees of the Company provide for the maintenance of subsidiary regulatory capital and surplus levels and liquidity sufficient to meet certain obligations. These commitments and guarantees are not limited. As of December 31, 2007 and 2006, the Company had no outstanding obligations attributable to these commitments and guarantees.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

18.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2007 are illustrated below:

	Amount	% of Total
	(In Millions)
Subject to discretionary withdrawal -
With fair value adjustment	$7,475	13%
At book value less current surrender charge of 5% or more	430	1
At fair value	36,679	66

Subtotal	44,584	80%
Subject to discretionary withdrawal -
At book value without fair value adjustment	2,283	4
Not subject to discretionary withdrawal	8,629	16

Total	$55,496	100%

The following is the reconciliation of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2007:

(In Millions)
Statutory Statements of Financial Position:
Policyholders’ reserves – group annuities	$8,638
Policyholders’ reserves – individual annuities	3,306
Policyholders’ reserves – guaranteed investment contracts	473
Liabilities for deposit-type contracts	4,257

Subtotal	16,674

Separate Account Annual Statement:
Annuities	36,675
Other annuity contract deposit-funds and guaranteed interest contracts	2,147

Subtotal	38,822

Total	$55,496

b.	Separate accounts

The Company has separate accounts classified as the following: (1) indexed, which are invested to mirror an established index based on the guarantee; (2) non-indexed, which have reserve interest rates at no greater than 4% and/or to fund a long-term interest guarantee in excess of a year that does not exceed 4%; and (3) non-guaranteed, which are variable accounts where the benefit is determined by the performance and/or market value of the investment held in the separate account with incidental risk, notional expense, and minimum death benefit guarantees.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2007 is as follows:

	Indexed	Non- Indexed	Non- Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits	$500	$—	$6,744	$7,244

Reserves:
For accounts with assets at:
Fair value	$2,141	$1,433	$38,188	$41,762
Amortized cost	—	—	—	—

Total reserves	2,141	1,433	38,188	41,762
Other liabilities	—	—	767	767

Total	$2,141	$1,433	$38,955	$42,529

By withdrawal characteristics:
Subject to withdrawal:
With fair value adjustment	$1,135	$—	$—	$1,135
At book value without fair value adjustment and current surrender charge of 5% or more	—	—	463	463
At fair value, which may or may not have a surrender charge	—	1,433	37,553	38,986
At book value without fair value adjustment and with current surrender charge less than 5%	—	—	172	172

Subtotal	1,135	1,433	38,188	40,756
Other liabilities	1,006	—	767	1,773

Total	$2,141	$1,433	$38,955	$42,529

For the year ended December 31, 2007, net transfers to separate accounts of $1,549 million, included in change in policyholders’ reserves on the Statutory Statements of Income, included transfers to separate accounts of $6,744 million and transfers from separate accounts of $5,195 million. In addition, $463 million of net deposits on deposit-type liabilities related to the Global Medium-Term Note Program were also transferred to separate accounts; these deposits are not considered premium and therefore, were excluded from the Statutory Statements of Income.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

19.	Presentation of the Statutory Statements of Cash Flows

As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows, non-cash transactions primarily related to the following:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Exchange of bonds for bonds	$2,812	$1,698	$3,245
Stock conversion to other invested assets	263	71	—
Bond transfers to other invested assets	120	47	—
Stock distributions from other invested assets	41	111	7
Dividend reinvestment	35	20	17
Derivatives to long-term debt	26	—	—
Stock conversions to bonds	25	32	—
Stock to stock conversions	19	314	123
Reclassification of short-term investments to bonds	13	906	—
Interest capitalization for long-term debt	13	—	—
Net investment income payment in-kind bonds	7	11	5
Transfer of real estate from separate accounts to partnerships and limited liability companies	—	398	—
Bonds conversion to stocks	—	1	9

Included in the exchange of bonds for bonds are $1,774 million, $1,277 million and $569 million of purchases and sales that are the result of rate resets on existing bank loans for the years ended December 31, 2007, 2006 and 2005, respectively. The Company’s systems record these rate resets as rollover transactions.

As of December 31, 2007, the cash, cash equivalents and short-term investments of $2,558 million on the Statutory Statements of Cash Flows excluded $8 million in nonadmitted assets related to securities purchased under agreements to resell. The uncollateralized portion of the contract was nonadmitted when the fair value of the collateral fell below the contract value.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

20.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2007 is illustrated below. Subsidiaries are wholly-owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

The MassMutual Trust Company

MML Distributors, LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Private Placement Investment Company I, LLC

MML Mezzanine Investor, LLC

MML Private Equity Fund Investor, LLC

MMC Equipment Finance LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

Subsidiary of MMC Equipment Finance LLC

MassMutual Asset Finance LLC

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Holding MSC, Inc.

MassMutual International LLC

MMHC Investment LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Cornerstone Real Estate Advisers LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corporation – 97.7%

MassMutual Baring Holding, LLC

MML Financial, LLC

MassMutual Capital Partners LLC

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Fund

MML Series Investment Fund II

MassMutual Select Funds

MassMutual Premier Funds

PART C

OTHER INFORMATION

Item 26.	Exhibits

Exhibit (a)	i.	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the Separate Account — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-22557, as filed with the Commission as an exhibit on February 28, 1997

Exhibit (b)	Not Applicable

Exhibit (c)	i.	Underwriting and Servicing Agreement dated as of May 1, 1996 between MML Distributors, LLC and Massachusetts Mutual Life Insurance Company on its own behalf and on behalf of Massachusetts Mutual Variable Life Separate Account I — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-22557, as filed with the Commission as an exhibit on February 28, 1997

ia.     Amendments No. 1, 2, 3, 4, and 5 dated as of August 15, 1997, August 31, 1998, December 20, 2004, March 31, 2006, and March 31, 2007, respectively, to Underwriting and Servicing Agreement dated May 1, 1996 between MML Distributors, LLC and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

	ii.	Form of Broker-Dealer Selling Agreement — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-22557, as filed with the Commission as an exhibit on February 28, 1997

Exhibit (d)	i.	Form of Flexible Premium Adjustable Variable Life Insurance Policy — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-49457, as filed with the Commission as an exhibit on April 6, 1998

	ii.	Form of Disability Benefit Rider (DBVL-98) — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-6, File No. 333-49475, as filed with the Commission as an exhibit on February 24, 2004

	iii.	Form of Guaranteed Insurability Rider (GIVL-98) — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-6, File No. 333-49475, as filed with the Commission as an exhibit on February 24, 2004

	iv.	Form of Other Insured Rider (OIVL-98) — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-6, File No. 333-49475, as filed with the Commission as an exhibit on February 24, 2004

	v.	Form of Substitute of Insured Rider (SIVL-98) — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-6, File No. 333-49475, as filed with the Commission as an exhibit on February 24, 2004

	vi.	Form of Waiver of Monthly Charges Rider (WMVL-98M) — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-6, File No. 333-49475, as filed with the Commission as an exhibit on February 24, 2004

	vii.	Form of Accelerated Death Benefit Rider — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-50410, as filed with the Commission as an exhibit on November 21, 2000

Exhibit (e)	Form of Individual and Survivorship Life Insurance Application (rev 8/07) — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

Exhibit (f)	i.	Copy of the Charter of Incorporation of Massachusetts Mutual Life Insurance Company — Incorporated by reference to Initial Registration Statement on Form N-4, File No. 333-45039, as filed with the Commission as an exhibit on January 28, 1998

	ii.	By-Laws of Massachusetts Mutual Life Insurance Company — Incorporated by reference to Initial Registration Statement on Form N-4, File No. 333-45039, as filed with the Commission as an exhibit on January 28, 1998

Exhibit (g)	Form of Reinsurance Contracts — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on July 8, 2002

	i.	Schedule of Reinsurers — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

Exhibit (h)	i.	Form of Participation Agreements, Selling, Servicing Agreements:

a.      AIM Variable Insurance Funds, Inc. — Form of Participation Agreement dated April 30, 2004 among AIM Variable Insurance Funds, A I M Distributors, Inc., and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Initial Registration Statement on Form N-4, File No. 333-131007, as filed with the Commission as an exhibit on January 13, 2006

b.	American Century Variable Portfolios, Inc. — Form of Shareholder Services Agreement dated as of May 14, 1998 among American Century Investment Management, Inc., Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement on Form S-6, File No. 333-41657, as filed with the Commission as an exhibit on May 26, 1998

b1.    American Century Variable Portfolios, Inc. — Amendment No. 1 dated as of May 1, 1999 to Shareholder Services Agreement dated May 14, 1998 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

b2.    American Century Variable Portfolios, Inc. — Amendment No. 2 effective as of September 1, 1999 to Shareholder Services Agreement dated May 14, 1998 and amended May 1, 1999 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

b3.    American Century Variable Portfolios, Inc. — Amendment No. 3 effective as of January 1, 2000 to Shareholder Services Agreement dated May 14, 1998, amended May 1, 1999 and September 1, 1999 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

b4.    American Century Variable Portfolios, Inc. — Amendment No. 4 effective as of August 1, 2003 to Shareholder Services Agreement dated May 14, 1998, amended May 1, 1999 and September 1, 1999 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

c.	American Funds Insurance Series — Form of Fund Participation Agreement dated as of March 7, 2003 by and between American Funds Insurance Series, Capital Research and Management Company, and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-101495, as filed with the Commission as an exhibit on March 27, 2003

c1.    American Funds Insurance Series — Amendment No. 2 dated as of May 1, 2006 to Fund Participation Agreement dated as of March 7, 2003 and amended as of August 1, 2004 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

d.	DWS VIT Investment Funds — Form of Fund Participation Agreement made as of September 1, 1999 by and among BT Insurance Funds Trust, Bankers Trust Company, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, File No. 333-80991, as filed with the Commission as an exhibit on September 20, 1999

d1.    DWS VIT Investment Funds — Amendment No. 3 dated as April 24, 2001 to Fund Participation Agreement dated as of September 1, 1999 by and among BT Insurance Funds Trust, Bankers Trust Company, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

d2.    DWS VIT Investment Funds — Amendment No. 4 dated as of January 16, 2001 to Fund Participation Agreement dated as of September 1, 1999 by and between Scudder Investments VIT Funds (formerly Deutsche Asset Management VIT Funds), Deutsche Asset Management, Inc., Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

d3.    DWS VIT Investment Funds — Amendment No. 5 dated as of August 1, 2004 to Fund Participation Agreement dated as of September 1, 1999 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

d4.    DWS VIT Investment Funds — Amendment No. 6 dated as of October 1, 2006 to Fund Participation Agreement dated as of September 1, 1999 by and among DWS Investments VIT Funds (formerly, Scudder Investments VIT Funds and Deutsche Asset Management VIT Funds, and BT Insurance Funds Trust) Deutsche Asset Management, Inc., and Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

e.	Fidelity Variable Insurance Products Fund II — Form of Participation Agreement dated May 1, 1998 among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-65887, as filed with the Commission as an exhibit on October 20, 1998

e1.    Fidelity Variable Insurance Products Fund II — Amendment effective as of the May 1, 1998 to Participation Agreement dated May 1, 1998 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

e2.    Fidelity Variable Insurance Products Fund II — Amendment effective as of April 15, 2001 to Participation Agreement dated May 1, 1998 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

f.	Franklin Templeton Variable Products Series Fund — Form of Participation Agreement dated as of May 1, 2000 between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, File No. 333-80991, as filed with Commission as an exhibit on September 20, 1999

f1.    Franklin Templeton Variable Products Series Fund — Amendment No. 2 effective May 1, 2003 to Participation Agreement dated as of May 1, 2000 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

f2.    Franklin Templeton Variable Products Series Fund — Amendment No. 3 effective June 5, 2007 to Participation Agreement dated as of May 1, 2000 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

g.	Goldman Sachs Variable Insurance Trust — Form of Participation Agreement dated October 23, 1998 by and between Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co. and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-65887, as filed with the Commission as an exhibit on October 20, 1998

g1.    Goldman Sachs Variable Insurance Trust — Amendment effective November 1, 1999 to Participation Agreement dated October 23, 1998 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

g2.    Goldman Sachs Variable Insurance Trust — Amendment No. 2 effective May 1, 2000 to Participation Agreement dated October 23, 1998 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

g3.    Goldman Sachs Variable Insurance Trust — Amendment No. 3 effective April 15, 2001 to Participation Agreement dated October 23, 1998, and amended on November 1, 1999 and May 1, 2000 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

g4.    Goldman Sachs Variable Insurance Trust — Amendment No. 4 effective May 1, 2003 to Participation Agreement dated October 23, 1998, and amended on November 1, 1999, May 1, 2000, April 15, 2001 and May 1, 2003 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

h.	Janus Aspen Series — Form of Fund Participation Agreement dated August 30, 1999 between Janus Aspen Series and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, File No. 333-80991, as filed with the Commission on September 20, 1999

h1.    Janus Aspen Series — Amendment effective April 15, 2001 to Fund Participation Agreement dated August 30, 1999 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

i.	MFS Variable Insurance Trust — Form of Participation Agreement dated September 4, 1998, among MFS Variable Insurance Trust, Massachusetts Mutual Life Insurance Company and Massachusetts Financial Services Company — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-65887, as filed with the Commission as an exhibit on October 20, 1998

i1.     MFS Variable Insurance Trust — Amendment No. 6 dated September 2003 to Participation Agreement dated September 4, 1998 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

i2.     MFS Variable Insurance Trust — Amendment No. 7 dated August 1, 2004 to Participation Agreement dated September 4, 1998 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

j.	MML Series Investment Fund — Form of Participation Agreement dated November 17, 2005, between MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Initial Registration Statement on Form N-4, File No. 333-130156, as filed with the Commission as an exhibit on December 6, 2005

j1.     MML Series Investment Fund — First Amendment to Participation Agreement dated November 17, 2005 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

k.	MML Series Investment Fund II — Form of Participation Agreement dated November 17, 2005, between MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Initial Registration Statement on Form N-4, File No. 333-130156, as filed with the Commission as an exhibit on December 6, 2005

k1.    MML Series Investment Fund II — First Amendment to Participation Agreement dated November 17, 2005 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

l.	Oppenheimer Variable Account Funds — Participation Agreement, entered into as of May 1, 2006 and executed on November 20, 2007, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

m.	Panorama Series Fund, Inc. — Participation Agreement dated May 1, 2006, among Panorama Series Fund, Inc., OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

n.	T. Rowe Price Equity Series, Inc. — Participation Agreement dated as of June 1, 1998 among T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-65887, as filed with the Commission as an exhibit on October 20, 1998

n1.    T. Rowe Price Equity Series, Inc. — Amendment effective as of December 15, 1999 (T. Rowe Price Fixed Income Series, Inc., becomes a party) to Participation Agreement dated as of June 1, 1998 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

n2.    T. Rowe Price Equity Series, Inc. — Amendment effective as of May 1, 2006 to Participation Agreement dated as of June 1, 1998 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

n3.    T. Rowe Price Equity Series, Inc. — Amendment executed on January 7, 2008 to Participation Agreement dated as of June 1, 1998 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

ii.	Shareholder Information Agreements

	a.	AIM Investment Services, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

	b.	American Century Investment Services, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

	c.	American Funds Service Company — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

	d.	DWS Scudder Distributors, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

	e.	Fidelity Distributors Corporation — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

	f.	Franklin/Templeton Distributors, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

	g.	Goldman Sachs & Co. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

	h.	Janus Aspen Series — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

	i.	MFS Fund Distributors, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

	j.	MML Series Investment Fund — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

	k.	MML Series Investment Fund II — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

	l.	OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

	m.	T. Rowe Price Services, Inc., T. Rowe Price Investment Services, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered *

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable

Exhibit (n)	i.	Consent of Independent Registered Public Accounting Firm — KPMG LLP *

	ii.	Powers of Attorney — Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4, File No. 333-81015, as filed with the Commission as an exhibit on or about April 25, 2008

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)	SEC Procedures Memorandum describing MassMutual issuance, transfer, and redemption procedures for the Policy — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 25, 2008

Item 27.	Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Roger G. Ackerman, Lead Director P.O. Box 45 Phoenix, NY 13135	Robert M. Furek, Director 1370 Cutler Court Marco Island, FL 34145

Thomas C. Barry, Director 320 Park Avenue, 28th Floor New York, NY 10022	Raymond W. LeBoeuf, Director 1590 Galleon Drive Naples, FL 34101-7716

Kathleen A. Corbet, Director 49 Cross Ridge Road New Caanan, CT 06840	William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299

James H. DeGraffenreidt, Jr., Director 101 Constitution Avenue, NW Washington, DC 20080	John F. Maypole, Director 55 Sandy Hook Road - North Sarasota, FL 34242

Patricia Diaz Dennis, Director 175 East Houston, Room 11-A-50 San Antonio, TX 78205	Marc Racicot, Director 1130 Connecticut Ave., NW, Suite 1000 Washington, DC 20036

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033 Robert A. Essner, Director 5 Giralda Farms Madison, NJ 07940 Officers of Massachusetts Mutual Life Insurance Company

Stuart H. Reese, Director, Chairman, President and
Chief Executive Officer (Principal Executive Officer)

1295 State Street

Springfield, MA 01111

William T. Spitz, Director

16 Wynstone

Nashville, TN 37215

Stephen L. Kuhn, Senior Vice President and Secretary 1295 State Street Springfield, MA 01111

Edward M. Kline, Corporate Vice President and Treasurer 1295 State Street Springfield, MA 01111

Roger W. Crandall, Executive Vice President 1295 State Street Springfield, MA 01111

William F. Glavin, Jr., Executive Vice President 1295 State Street Springfield, MA 01111

John V. Murphy, Executive Vice President 1295 State Street Springfield, MA 01111 Mark Roellig, Executive Vice President 1295 State Street Springfield, MA 01111

Michael T. Rollings, Executive Vice President 1295 State Street Springfield, MA 01111

Elaine A. Sarsynski, Executive Vice President 1295 State Street Springfield, MA 01111

Item 28.	Persons Controlled by or Under Common Control with the Depositor or the Registrant.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I.	DIRECT SUBSIDIARIES OF MASSMUTUAL - MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

2.	CML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

B.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC – 1%.)

C.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a securities broker-dealer.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer. (MML Investors Services, Inc. – 51% and Series Members – 49%)

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc.—46%)

1)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	9048-5434 Quebec, Inc. (April 4, 1997), a Canadian corporation, which used to operate as the owner of Hotel du Parc in Montreal, Quebec, Canada. Inactive.

c.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Cornerstone Real Estate Advisers, LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

4.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Babson Capital Securities Inc (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

b.	Babson Capital Management Inc., a Delaware corporation that holds a “corporation” real estate license.

c.	FITech Asset Management, L.P. (“AM”) (June 9, 1999) is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. (Babson Capital Management LLC is a limited partner in AM with a controlling interest – 58%)

d.	FITech Domestic Partners, LLC (“DP”) (January 26, 2000) is a Delaware LLC that is the general partner of AM. (Babson Capital Management LLC owns a controlling interest –58%—of DP.)

2

e.	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

f.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Isle of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

a.)	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP.

b.)	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

c.)	Almack Mezzanine Fund II Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine II Leveraged LP and Almack Mezzanine II Unleveraged LP.

5.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies. (MassMutual Holding LLC – 97.7%).

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

3

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a securities broker-dealer.

3.)	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

4.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for mutual funds.

5.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

6.)	OFI Private Investments, Inc. (March 20, 2000) is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

7.)	OFI Institutional Asset Management. Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

d.)	OppenheimerFunds International Distributor Limited (formerly known as OppenheimerFunds (Asia) Limited), a Hong Kong mutual fund marketing company. (Owned 95% by OFI Institutional Asset Management, Inc. and 5% by OppenheimerFunds, Inc.)

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8.)	OppenheimerFunds International, Ltd. (July 9, 1997), a wholly-owned subsidiary of OppenheimerFunds, Inc., is the manager of OppenheimerFunds Real Asset Futures plc and OppenheimerFunds plc, each a Dublin-based investment company, for which OppenheimerFunds, Inc. provides portfolio management services as an investment adviser.

a.)	OFI Institutional Asset Management, Ltd., (February 6, 2007), a limited liability company formed in England.

b.	Tremont Group Holdings, Inc. (previously, Tremont Capital Management, Inc.) (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda), Limited, a Bermuda-based investment adviser.

2.)	Tremont Partners, Inc., (1984) a Connecticut corporation that is a registered investment adviser.

3.)	Tremont Capital Management Limited, a company based in the United Kingdom.

4.)	Tremont Securities, Inc., a New York company that acts as a registered broker dealer.

5.)	Tremont Capital Management, Corp. (owned 77% by Tremont Capital Management, Inc.), a New York company.

6.)	Tremont Capital Management (Asia) Limited, a Hong Kong company.

7.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

8.)	Tremont GP, Inc., a Delaware corporation.

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6.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

7.	MassMutual Benefits Management, Inc. (March 20, 1991), a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

8.	MMHC Investment LLC (July 24, 1996), a Delaware limited liability company which is a passive investor in MassMutual investments.

9.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

10.	MassMutual International LLC (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International LLC is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.99% by MassMutual International LLC and .01% by MassMutual Holding LLC.

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent. (MassMutual Asia Limited owns 99.99% and MassMutual Services Limited owns .01%.

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.), Protective Capital (International) Limited and Kenneth Yu (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 6.38% of MassMutual Life Insurance Company in Japan. (Owned 99.98% by MassMutual Asia Limited, 01% by Ling Sau Lei and .01% by Jones Leung.)

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4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited – 50%.)

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited—50%.)

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International LLC – 79.43%; MassMutual Holding LLC—.07%; 1279342 Ontario Limited – 20.5%)

1.)	MassMutual (Chile) Limitada (September 13, 2006), a limited liability company organized in the Republic of Chile. (MassMutual Internacional (Chile) Limitada – 99.99 % and MassMutual International LLC .01%).

a.)	Compañia de Seguros CorpVida S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual (Chile) Limitada – 33.49%)

c.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company.

d.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. 39.01%)

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e.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International LLC – 80.03%; MM Real Estate GK – 7.64%; Protective Capital (International) Ltd. – 6.38%; MassMutual Asia Limited – 5.93%; and MassMutual Life Insurance Company—.02%).

1.)	Hakone Fund LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities.

2.)	Hakone Fund II LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities.

f.	MM Real Estate GK, a Japanese entity which holds and manages real estate. (MassMutual Life Insurance Company – 1%; MassMutual International LLC – 99%)

g.	MassMutual Global Wealth Management Limited, a Guernsey company that is the fund manager for its two subsidiary companies.

11.	MassMutual Assignment Company (Oct. 4 2000), a North Carolina corporation which operated a structured settlement business.

12.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

a.	MML Investment Products, LLC, (November 9, 2004) a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily makes investments.

b.	MML Assurance, Inc. (November 29, 2004), a New York insurance company.

c.	Invicta Holdings LLC (April 12, 2006), a Delaware limited liability company that acts as a holding company.

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1.)	Invicta Advisors LLC (April 12, 2006), a Delaware limited liability company that will serve as the management entity of Invicta Credit LLC.

2.)	Invicta Capital LLC (April 12, 2006), a Delaware limited liability company that will guarantee the obligations of Invicta Credit LLC.

a.)	Invicta Credit LLC (April 12, 2006). a Delaware limited liability company that will operate as a credit derivative product company selling credit protection using credit default swaps.

13.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

a.	MassMutual Holdings (Bermuda) Ltd., a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

1.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

a.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

b.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

c.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

d.)	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

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e.)	Baring International Investment Management Holdings (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

ii.	Baring France S.A.S. (July 24, 1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors.

iii.	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

iv.	Baring International Investment Management Limited (October 26, 1973), an intermediate holding company organized in Hong Kong.

aa. Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as and intermediate holding company.

i. Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

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ii. Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

iii. Baring Mutual Fund Management (Ireland) Limited (November 29, 1991), a company incorporated under the laws of Ireland that acts as an investment adviser.

iv. Baring Sice (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

v. Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

aa.) Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

bb.) Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

cc.) Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

dd.) Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser incorporated under the laws of Australia.

b.	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

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14.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

D.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability.

F.	MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company that acts as a blocker entity for MassMutual and holds private equity fund investments.

G.	MML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for MassMutual.

H.	MML Mezzanine Investor II, LLC (March 13, 2008), a Delaware limited liability company that acts as a blocker entity for MassMutual.

I.	MMC Equipment Finance LLC (January 27, 2007), a Delaware limited liability company established to engage primarily in equipment finance and leasing activities.

1.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC) is an equipment financing company which provides collateralized lending, financing and leasing services nationwide.

a.	Winmark Special Finance LLC (May 18, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets.

b.	Winmark Limited Funding LLC (June 3, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets, and then issues non-recourse promissory notes which are secured by such assets (excluding residual interests).

c.	WEF Seller LLC 2006-A (January 26, 2007), a Delaware limited liability company that previously held a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

12

1.)	WEF Issuer LLC 2006-A (October 17, 2005), a Delaware limited liability company that holds and manages equipment-related assets and makes payments on certain notes.

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II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

•	MassMutual Premier Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MML Series Investment Fund, a Massachusetts business trust that operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.

•	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.

•	MassMutual Select Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

•

MML Series Investment Fund II, a Massachusetts business trust that operates as an open-end investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.

•	The Greater China Fund, Inc and The Asia Pacific Fund, Inc: closed-end registered investment companies to which Baring Asset Management (Asia) Limited is the investment adviser.

•	Bond Fund Series

•	Centennial California Tax-Exempt Trust

•	Centennial Government Trust

•	Centennial Money Market Trust

•	Centennial New York Tax Exempt Trust

•	Centennial Tax Exempt Trust

•	OFI Tremont Core Strategies Hedge Fund

•	OFI Tremont Market Neutral Hedge Fund

•	Oppenheimer Absolute Return Fund

•	Oppenheimer AMT-Free Municipals

•	Oppenheimer AMT-Free New York Municipals

•	Oppenheimer Balanced Fund

•	Oppenheimer Baring China Fund

•	Oppenheimer Baring Japan Fund

•	Oppenheimer Baring SMA International Fund

•	Oppenheimer California Municipal Fund

•	Oppenheimer Capital Appreciation Fund

•	Oppenheimer Capital Income Fund

•	Oppenheimer Cash Reserves

•	Oppenheimer Champion Income Fund

•	Oppenheimer Commodity Strategy Total Return Fund

•	Oppenheimer Developing Markets Fund

•	Oppenheimer Discovery Fund

•	Oppenheimer Dividend Growth Fund

•	Oppenheimer Emerging Growth Fund

•	Oppenheimer Emerging Technologies Fund (in the process of de-registering)

•	Oppenheimer Enterprise Fund (in the process of de-registering)

•	Oppenheimer Equity Fund, Inc.

•	Oppenheimer Equity Income Fund, Inc.

•	Oppenheimer Global Fund

•	Oppenheimer Global Opportunities Fund

•	Oppenheimer Global Value Fund

•	Oppenheimer Gold & Special Minerals Fund

•	Oppenheimer Growth Fund (in the process of de-registering)

•	Oppenheimer Institutional Money Market Fund

•	Oppenheimer Integrity Funds

•	Oppenheimer International Bond Fund

•	Oppenheimer International Diversified Fund

•	Oppenheimer International Growth Fund

•	Oppenheimer International Small Company Fund

•	Oppenheimer International Value Trust

•	Oppenheimer Limited Term California Municipal Fund

•	Oppenheimer Limited-Term Government Fund

•	Oppenheimer Main Street Funds, Inc.®

•	Oppenheimer Main Street Opportunity Fund®

•	Oppenheimer Main Street Small Cap Fund®

•	Oppenheimer Master International Value Fund, LLC

•	Oppenheimer Master Loan Fund, LLC

•	Oppenheimer MidCap Fund

•	Oppenheimer Money Market Fund, Inc.

•	Oppenheimer Multi-State Municipal Trust

•	Oppenheimer Municipal Fund

•	Oppenheimer Portfolio Series

•	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

•	Oppenheimer Principal Protected Trust II®

•	Oppenheimer Principal Protected Trust III®

•	Oppenheimer Principal Protected Trust®

•	Oppenheimer Quest For Value Funds

•	Oppenheimer Quest International Value Fund, Inc.

•	Oppenheimer Real Estate Fund

•	Oppenheimer Rising Dividends Fund, Inc.

•	Oppenheimer Rochester Arizona Municipal Fund

•	Oppenheimer Rochester Maryland Municipal Fund

•	Oppenheimer Rochester Massachusetts Municipal Fund

•	Oppenheimer Rochester Michigan Municipal Fund

•	Oppenheimer Rochester Minnesota Municipal Fund

•	Oppenheimer Rochester North Carolina Municipal Fund

•	Oppenheimer Rochester Ohio Municipal Fund

•	Oppenheimer Rochester Virginia Municipal Fund

•	Oppenheimer Select Value Fund

•	Oppenheimer Senior Floating Rate Fund

•	Oppenheimer Series Fund, Inc.

•	Oppenheimer SMA Core Bond Fund

•	Oppenheimer SMA International Bond Fund

•	Oppenheimer Strategic Trust

•	Oppenheimer Transition 2010 Fund

•	Oppenheimer Transition 2015 Fund

•	Oppenheimer Transition 2020 Fund

•	Oppenheimer Transition 2025 Fund

•	Oppenheimer Transition 2030 Fund

•	Oppenheimer Transition 2040 Fund

•	Oppenheimer Transition 2050 Fund

•	Oppenheimer Tremont Market Neutral Fund, LLC

•	Oppenheimer Tremont Opportunity Fund, LLC

•	Oppenheimer U.S. Government Trust

•	Oppenheimer Variable Account Funds

•	Panorama Series Fund, Inc.

•	Rochester Fund Municipals

•	Rochester Portfolio Series

•	Tennenbaum Opportunities Fund V, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Opportunities Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Partners, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Tennenbaum Opportunities Partners V, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

Item 29.	Indemnification

RULE 484 UNDERTAKING

MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

Article	V. of the Bylaws of MassMutual provides for indemnification of directors and officers as follows:

Article	V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraph.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Item 30.	Principal Underwriters

(a)	MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for policies that utilize registered separate accounts of MassMutual, C.M. Life and MML Bay State. MML Distributors, LLC also acts as principal underwriter for MML Series Investment Fund and MML Series Investment Fund II, registered investment companies.

(b)	The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
William F. Glavin	Chief Executive Officer, President and Springfield OSJ Supervisor	1295 State Street Springfield, MA 01111-0001

Peter G. Lahaie	Chief Financial Officer, Vice President and Treasurer

Andrew Dickey	Member Representative Massachusetts Mutual Life Insurance Co. Member Representative MassMutual Holding L.L.C.	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Secretary	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Jennifer Dupuis-Krause	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Susan Scanlon	Chief Compliance Officer and Enfield OSJ Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

Marilyn Edstrom	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Donald Towse	Registration Manager	1295 State Street Springfield, MA 01111-0001

Donna Watson	Cash and Trading Supervisor Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Robert Wittneben	Chief Information Officer	1295 State Street Springfield, MA 01111-0001

Jennifer L. Lake	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Lenore MacWade	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Denise Kresock	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Cade Cherry	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Eric Wietsma	Retirement Services Supervisor and Fund Product Distribution Officer	1295 State Street Springfield, MA 01111-0001

Camille Donald	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Michael R. Fanning	U.S. Insurance Group Supervisor	1295 State Street Springfield, MA 01111-0001

Ellen Dziura	Retirement Income Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

William McCauley	Assistant Vice President and Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Douglas Russell	Variable Annuity Product Distribution Officer	100 Bright Meadow Blvd. Enfield, CT 06082

Jo-Anne Rankin	Variable Life Product Distribution Officer	100 Bright Meadow Blvd. Enfield, CT 06082

(c)	Name	Commissions	Other Compensation[1]
	MML Distributors, LLC	$27,119	$299,076
	MML Investors Services, Inc.	$721,754	$2,526,430

[1]

MML Distributors receives compensation for its activities as underwriter for policies that utilize the Separate Account. MML Investors Services, Inc. acts as a retail distributor for the policies that utilize the Separate Account pursuant to a services agreement with the Depositor.

Item 31.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 32.	Management Services

Not Applicable

Item 33.	Fee Representation

REPRESENTATION UNDER SECTION 26(f)2(A) OF

THE INVESTMENT COMPANY ACT OF 1940

With respect to the policy described in this Registration Statement, Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable universal life insurance policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 11 to Registration Statement No. 333-49475 under Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 24th day of April, 2008.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I (Registrant)

By:	/s/ Stuart H. Reese*
Stuart H. Reese President and Chief Executive Officer Massachusetts Mutual Life Insurance Company

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (Depositor)

By:	/s/ Stuart H. Reese*
Stuart H. Reese President and Chief Executive Officer Massachusetts Mutual Life Insurance Company

By:	/s/ John E. Deitelbaum	On April 24, 2008, as Attorney-in-Fact pursuant to power of attorney incorporated by reference.
*John E. Deitelbaum

As required by the Securities Act of 1933, this Post-Effective Amendment No. 11 to Registration Statement No. 333-49475 has been signed by the following persons, as officers and directors of the Depositor, in the capacities and on the dates indicated.

Signature	Title	Date

/s/ STUART H. REESE* Stuart H. Reese	President and Chief Executive Officer (Principal Executive Officer)	April 24, 2008

/s/ MICHAEL T. ROLLINGS* Michael T. Rollings	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 24, 2008

/s/ NORMAN A. SMITH* Norman A. Smith	Corporate Vice President and Controller (Principal Accounting Officer)	April 24, 2008

/S/ ROGER G. ACKERMAN* Roger G. Ackerman	Director	April 24, 2008

/s/ THOMAS C. BARRY* Thomas C. Barry	Director	April 24, 2008

/s/ KATHLEEN A. CORBET* Kathleen Corbet	Director	April 24, 2008

/s/ JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 24, 2008

/S/ PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 24, 2008

/s/ WILLIAM B. ELLIS* William B. Ellis	Director	April 24, 2008

/S/ ROBERT ESSNER* Robert Essner	Director	April 24, 2008

/s/ ROBERT M. FUREK* Robert M. Furek	Director	April 24, 2008

/s/ RAYMOND W. LEBOEUF* Raymond W. LeBoeuf	Director	April 24, 2008

/s/ WILLIAM B. MARX, JR.* William B. Marx, Jr.	Director	April 24, 2008

/s/ JOHN F. MAYPOLE* John F. Maypole	Director	April 24, 2008

/s/ MARC RACICOT* Marc Racicot	Director	April 24, 2008

/S/ WILLIAM T. SPITZ* William T. Spitz	Director	April 24, 2008

/S/ JOHN E. DEITELBAUM	On April 24, 2008, as Attorney-in-Fact pursuant to powers of attorney
*John E. Deitelbaum

INDEX TO EXHIBITS

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered

Exhibit (n)	i.	Consent of Independent Registered Public Accounting Firm—KPMG LLP